As filed with the Securities and Exchange Commission on or about February 29, 2012

1933 Act File No. 002-78808

1940 Act File No. 811-03541

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 64	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 65	☒

ASSET MANAGEMENT FUND

(Exact Name of Registrant as Specified in Charter)

230 West Monroe Street, Suite 2810

Chicago, Illinois 60606

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 214-1410

(Name and Address of Agent for Service)	Copy to:
Rodger D. Shay, Jr., President Asset Management Fund 230 West Monroe Street, Suite 2810 Chicago, Illinois 60606	Cathy G. O’Kelly, Esq. Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601-1003

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b); or
☒	on February 29, 2012 pursuant to paragraph (b); or
☐	60 days after filing pursuant to paragraph (a)(1); or
☐	on (date) pursuant to paragraph (a)(1); or
☐	75 days after filing pursuant to paragraph (a)(2); or
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

March 1, 2012

Prospectus

Asset Management Fund

Mutual Funds

Money Market Fund — ASLXX

Ultra Short Mortgage Fund — ASARX

Ultra Short Fund — AULTX

Short U.S. Government Fund — ASITX

Intermediate Mortgage Fund — ASCPX

U.S. Government Mortgage Fund — ASMTX

The Asset Management Fund is regulated by the Investment Company Act of 1940, as amended.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this Prospectus. It is a federal offense to suggest otherwise.

Money Market Fund

Investment Objective

The Fund seeks to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by the Fund.

Fees and Expenses

This section describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
12b-1 Fees	0.15%	*
Other Expenses	0.33%	**

Total Fund Operating Expenses	0.63%	*

*	For the fiscal year ended October 31, 2011, the Adviser voluntarily waived a portion of its advisory fee so that the “Management Fees” for the Money Market Fund during this period were 0.10% of average daily net assets. For the fiscal year ended October 31, 2011, the Distributor voluntarily waived 0.10% of the 12b-1 Fees so that “12b-1 Fees” for the Money Market Fund were 0.05% of average daily net assets. The Adviser and Distributor expect to continue these waivers through February 28, 2013, but are not contractually obligated to do so.

**	Includes indirect expenses of securities of other mutual funds held by the Fund, if any.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$64	$202	$351	$786

Principal Investment Strategies

The Fund limits its investments and investment techniques so as to qualify for investment without specific statutory limitation by national banks, federal savings associations and federal credit unions (“Financial Institutions”) under current applicable federal laws and regulations. The Fund encourages state chartered financial institutions to consult their legal counsel regarding whether the Fund is a permissible investment under their state law.

The Fund invests in high quality fixed and variable rate short-term money market instruments (including assets subject to repurchase agreements) that are denominated in U.S. dollars and have minimal credit risk. The Fund is managed to keep its share price stable at approximately $1.00 although there is no guarantee that it will be successful in doing so.

Permissible investments include obligations issued or guaranteed by the U.S. Government or issued or guaranteed by an agency or instrumentality of the U.S. Government, mortgage-related securities, eligible bankers’ acceptances with maturities of ninety days or less issued by Federal Deposit Insurance Corporation (“FDIC”) insured institutions, certificates of deposit and other time deposits of FDIC insured depository institutions, repurchase agreements backed by instruments in which the Fund is authorized to invest and other securities that are eligible for purchase by a money market fund under Rule 2a-7 under the Investment Company Act of 1940, as amended (“1940 Act”), provided that such securities are otherwise permissible investments for Financial Institutions without statutory limitation. Although some of these obligations may be issued by entities chartered or sponsored by Acts of Congress, the securities of such entities may or may not be issued or guaranteed by the U.S. Treasury.

The Fund has, and may in the future, invest its assets exclusively in repurchase agreements and, at times, may invest all or a substantial portion of its assets in repurchase agreements of a single counterparty. As of the date of this Prospectus, the Fund was invested in a single repurchase agreement with Bank of America. All repurchase agreements will be “collateralized fully” (as defined in Rule 2a-7).

2

Summary

The Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share; provided, however, that the Fund will not (i) purchase any instrument with a remaining maturity of greater than 397 calendar days; (ii) maintain a dollar-weighted average portfolio maturity that exceeds 60 calendar days; or (iii) maintain a dollar-weighted average portfolio maturity that exceeds 120 calendar days, determined without reference to the exceptions or maturity shortening provisions of Rule 2a-7.

The Fund primarily invests in securities that have received the highest short-term ratings from at least two Nationally Recognized Statistical Rating Organizations (“NRSRO”) (or that received the highest short term rating from a single NRSRO assigning a rating) — “First Tier” securities and may only invest in securities that have received one of the two highest short-term ratings. The Fund will not acquire a second tier security with a maturity of greater then 45 calendar days. Immediately after the acquisition of a second tier security, no more than 3% of the value of the Fund’s total assets may be invested in “Second Tier Securities.”

Principal Risks

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Credit Risk.    Credit risk is the risk that one or more debt securities in a Fund’s portfolio will decline in value or fail to pay principal or interest when due because the issuer experiences a decline in financial status. Securities are generally affected by varying degrees of credit risk. A security’s credit rating is an indication of its credit risk. Credit risk arises in a number of ways. For instance, the Fund could lose money if the issuer or guarantor of a security, or the counterparty to a financial contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

Government Agency Risk.    Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are not backed by the full faith and credit of the U.S. Government; the Fund must look principally to the agencies or instrumentalities for ultimate repayment, and may not be able to assert claims against the U.S. Government itself if those agencies or instrumentalities do not meet their commitments. A security backed by the U. S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity and not as to market value.

Interest Rate Risk.    Normally, the values of fixed income securities vary inversely with changes in prevailing interest rates. With rising interest rates, fixed income securities held by the Fund tend to decrease in value. Also, securities with longer durations held by the Fund are generally more sensitive to interest rate changes. As such, securities with longer durations are usually more volatile than those with shorter durations.

Issuer Risk.    A security may lose value as a result of a number of factors. These factors include capital structure (particularly the issuer’s use of leverage), management performance and a diminished market for the issuer’s products and/or services.

Management Risk.    The Fund is subject to management risk. The Adviser (as defined below) will apply investment techniques, experience and risk analyses in making investment decisions for the Fund. However, there is no guarantee that the techniques and analyses applied by the Adviser will achieve the investment objective.

Market Risk.    The value of the securities owned by the Fund can increase and decrease quickly at unexpected times. The value can change as the result of a number of factors, including the economic outlook, market-wide risks, industry-specific risk (i.e., government regulation, competitive forces or other conditions) or issuer-specific risk.

Regulatory Risk.    On July 21, 2010, the President signed the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Fund limits its investments to investment securities in which Financial Institutions may invest without any limitation based upon capital and surplus. This statute will bring about a number of changes that may impact the types of investment securities in which a Financial Institution may invest without any limitation based upon capital and surplus, and may therefore impact the permissible investments of the Fund.

3

Summary

Repurchase Agreement Risk.    Repurchase agreements expose the Fund to the risk that the party that sells the securities to the Fund defaults on its obligation to repurchase them. In this circumstance, the Fund could lose money because it cannot sell the securities at the agreed upon time and price, or the securities lose their value before they can be sold. Because all or a relatively high percentage of the Fund’s assets may be invested in repurchase agreements with a single counterparty, the Fund’s portfolio may be more susceptible to financial, economic or market events impacting such counterparty. To the extent that the Fund invests exclusively in overnight repurchase agreements, the rate of return on the Fund’s portfolio will be based on the overnight repo rate and not the rate of instruments underlying the repurchase agreement.

Fund Performance History

The following bar chart and table provide an illustration of how performance has varied over time. The bar chart depicts the change in performance from year to year during the period indicated. The Fund’s past performance does not necessarily indicate how it will perform in the future. The chart and table assume reinvestment of dividends and distributions.

Annual Returns for Years Ended December 31

Ticker Symbol: ASLXX

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.31% (quarter ended 12/31/06) and the lowest return for a calendar quarter was 0.01% (quarter ended 12/31/11).

Average Annual Total Returns (years ended December 31, 2011)

	1 Year	5 Years	10 Years
Money Market Fund	0.05%	1.41%	1.85%

The Money Market Fund’s 7-day effective yield for the period ended December 31, 2011 was 0.03%. Total return and yield reflect voluntary waivers of certain fees and expenses by the Adviser and Distributor. There is no assurance such waivers will continue. To obtain the Fund’s current 7-day yield information, please call us toll-free at 1-800-247-9780.

Management

Shay Assets Management, Inc. (the “Adviser”) serves as investment adviser to the Fund.

The portfolio managers responsible for the day-to-day management of the Fund’s investments are Maggie Bautista, Assistant Vice President and Portfolio Manager and Sean Kelleher, Chief Investment Strategist and Senior Portfolio Manager. Ms. Bautista and Mr. Kelleher have served as the Fund’s portfolio managers since 2009.

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem shares of the Fund on any day on which The Northern Trust Company and the Bond Market (as determined by the Securities Industry and Financial Markets Association) are both open for business (“Business Day”).

4

Summary

Shares of the Fund may be purchased through a financial intermediary or by completing an application which can be acquired at www.amffunds.com, and returning it as instructed. After a complete application form has been received and processed, orders to purchase shares of the Fund may be made by telephoning the Fund’s Transfer Agent, The Northern Trust Company, at (800) 247-9780.

Shareholders may exchange or redeem their shares by telephoning the Transfer Agent on any Business Day by calling (800) 247-9780. Shares may also be exchanged or redeemed by sending a written request to the AMF Funds, P.O. Box 803046, Chicago, Illinois 60680-4594.

The minimum initial investment in the Fund is $10,000; provided, however, that Asset Management Fund (the “Trust”) and its designated agents reserve the right to accept a lesser initial investment in their sole and absolute discretion. There is no minimum investment balance required. Subsequent purchases may be made in any amount.

Tax Information

The Fund intends to distribute all its net investment income and net capital gains, if any, to its shareholders. Distributions of net investment income, other than “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

Ultra Short Mortgage Fund

Investment Objective

The Fund seeks to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by the Fund.

Fees and Expenses:

This section describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees	0.45%	*
12b-1 Fees	0.25%	*
Other Expenses	0.27%	**

Total Fund Operating Expenses	0.97%	*

*	For the fiscal year ended October 31, 2011, the Adviser and the Distributor voluntarily waived 0.20% and 0.10% of their fees, respectively, so that “Management Fees,” “12b- 1 Fees” and “Total Fund Operating Expenses” for the Fund were 0.25%, 0.15% and 0.67%, respectively. The Adviser and Distributor expect to continue these waivers through February 28, 2013, but are not contractually obligated to do so.

**	Includes indirect expenses of securities of other mutual funds held by the Fund, if any.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$99	$309	$536	$1,190

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0.57% of the average value of its portfolio.

Principal Investment Strategies

The Fund limits its investments and investment techniques so as to qualify for investment without specific statutory limitation by Financial Institutions under current applicable federal laws and regulations. The Fund encourages state chartered financial institutions to consult their legal counsel regarding whether the Fund is a permissible investment under their state law.

The Fund, under normal circumstances, will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in mortgage investments and related instruments. The Fund, under normal market conditions, invests primarily in mortgage-related investments issued by U.S. Government and its agencies. The Fund will invest exclusively in securities rated in the highest rating category by any or NRSRO or in unrated securities determined to be of equitable value by the Adviser.

Under normal market and interest rate conditions, the Fund seeks to maintain a duration less than or similar to that of a 1-Year U.S. Treasury Note, but not to exceed that of a 2-Year U.S. Treasury Note. The Fund has no restriction as to the minimum or maximum maturity of any particular investment held.

In addition to mortgage-related investments, the Fund may invest in U.S. Government or agency securities, certificates of deposit and other time deposits of FDIC insured depository institutions, repurchase agreements collateralized by obligations of the U.S. Government or other obligations that are not subject to any investment limitation on the part of national banks, and eligible bankers’ acceptances with maturities of ninety days or less issued by FDIC insured institutions. Although some of the securities the Fund invests in may be issued by entities chartered or sponsored by Acts of Congress, the securities of such entities may or may not be issued or guaranteed by the U.S. Treasury.

6

Summary

The Fund may, but is not required to, use financial contracts for risk management purposes as part of its investment strategies. Some financial contracts are commonly referred to as derivatives. These investments will be used for bona fide hedging purposes, as is consistent with their permissible use in the portfolio of a national bank federal savings association or federal credit union.

The Fund invests primarily in “securities backed by or representing an interest in mortgages on domestic residential housing or manufactured housing” meeting the definition of such assets for purposes of the qualified thrift lender (“QTL”) test under the current Office of the Comptroller of the Currency (“OCC”) Regulations. Pending any revisions of the current OCC Regulations, the Fund expects that, absent extraordinary market developments, at least 65% of its assets will qualify for QTL purposes for savings associations, although actual percentages may be higher. In addition, the Fund does not purchase any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the OTS. Also, the Fund does not purchase any investments having a risk-based weighting for banks in excess of 20% under current federal regulations of the appropriate regulatory agencies.

Principal Risks

It is possible to lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Credit Risk.    Credit risk is the risk that one or more debt securities in a Fund’s portfolio will decline in value or fail to pay principal or interest when due because the issuer experiences a decline in financial status. Securities are generally affected by varying degrees of credit risk. A security’s credit rating is an indication of its credit risk. Credit risk arises in a number of ways. For instance, the Fund could lose money if the issuer or guarantor of a security, or the counterparty to a financial contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

Government Agency Risk.    Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are not backed by the full faith and credit of the U.S. Government; the Fund must look principally to the agencies or instrumentalities for ultimate repayment, and may not be able to assert claims against the U.S. Government itself if those agencies or instrumentalities do not meet their commitments. A security backed by the U. S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity and not as to market value.

Hedging Risk.    The use of financial contracts for hedging purposes involves the risk of mispricing or improper valuation and the risk that changes in the value of the financial contract may not correlate perfectly with the underlying asset, rate or index. Hedging also involves the risk that the Adviser is incorrect in its expectation of what an appropriate hedging position would be. Also, the Fund may not hedge when it would have been beneficial to do so.

Interest Rate Risk.    Normally, the values of fixed income securities vary inversely with changes in prevailing interest rates. With rising interest rates, fixed income securities held by the Fund tend to decrease in value. Also, securities with longer durations held by the Fund are generally more sensitive to interest rate changes. As such, securities with longer durations are usually more volatile than those with shorter durations.

Issuer Risk.    A security may lose value as a result of a number of factors. These factors include capital structure (particularly the issuer’s use of leverage), management performance and a diminished market for the issuer’s products and/or services.

Liquidity Risk.    Trading opportunities are more limited for certain securities that have complex terms or that are not widely held, or that have been adversely affected by the recent turmoil in the credit markets. Such circumstances may make it more difficult to sell or buy a security at a favorable price or time, which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security when it wants to.

Management Risk.    The Fund is subject to management risk. The Adviser will apply investment techniques, experience and risk analyses in making investment decisions for the Fund. However, there is no guarantee that the techniques and analyses applied by the Adviser will achieve the investment objective.

7

Summary

Market Risk.    The value of the securities owned by the Fund can increase and decrease quickly at unexpected times. The value can change as the result of a number of factors, including the economic outlook, market-wide risks, industry-specific risk (i.e., government regulation, competitive forces or other conditions) or issuer-specific risk.

Mortgage-Related Securities Risk.    The risks associated with mortgage-backed securities include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-backed securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment and extension risks, which can lead to significant fluctuations in value of the mortgage-backed security; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Prepayment risk involves the risk that, during periods of declining interest rates, property owners may prepay their mortgages more quickly than expected thereby reducing the potential appreciation of fixed rate, asset-backed securities. Extension risk is the risk that, during periods of rising interest rates, property owners may prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities, which increases the duration of a security and reduces its value.

Regulatory Risk.    On July 21, 2010, the President signed the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Fund limits its investments to investment securities in which Financial Institutions may invest without any limitation based upon capital and surplus. This statute will bring about a number of changes that may impact the types of investment securities in which a Financial Institution may invest without any limitation based upon capital and surplus, and may therefore impact the permissible investments of the Fund.

Valuation Risk.    Fair value pricing is inherently a process of estimates and judgments. Fair value prices established by a Fund may fluctuate to a greater degree than securities for which market quotes are readily available and may differ materially from the value that might be realized upon the sale of the security. There can be no assurance that a Fund could purchase or sell a portfolio of investments at the fair value price used to calculate the Fund’s net asset value. In addition, changes in the value of portfolio investments priced at fair value may be less frequent and of greater magnitude than changes in the price of securities that trade frequently in the marketplace, resulting in potentially greater net asset value volatility.

While the Trust’s policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values at the time of pricing, the Trust cannot ensure that fair value prices would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security, particularly in a forced or distressed sale.

Fund Performance History

The following bar chart and table provide an illustration of how performance has varied over time. The bar chart depicts the change in performance from year to year during the period indicated. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. The chart and table assume reinvestment of dividends and distributions.

Annual Returns for Years Ended December 31

Ticker Symbol: ASARX

During the periods shown in the bar chart, the highest return for a calendar quarter was 4.44% (quarter ended 9/30/09) and the lowest return for a calendar quarter was -9.09% (quarter ended 12/31/08).

8

Summary

Average Annual Total Returns.    The following table compares the Fund’s average annual returns for the periods ended December 31, 2011, to a broad-based securities market index (which, unlike the Fund, has no fees or expenses).

	1 Year	5 Years	10 Years
Ultra Short Mortgage Fund (before taxes)	1.53%	1.55%	0.51%
Ultra Short Mortgage Fund (after taxes on distributions)*	0.71%	2.87%	0.73%
Ultra Short Mortgage Fund (after taxes on distributions and redemptions)*	0.99%	2.05%	0.26%
Barclays Capital 6 Month T-Bill Bellwethers**	0.28%	2.08%	2.30%

*	After-tax returns are calculated using the applicable highest marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns on distributions and redemptions may be higher than after-tax returns on distributions due to tax credits for realized losses a shareholder may experience upon the redemption of fund shares.

**	The Barclays Capital 6 Month T-Bill Bellwethers Index is an unmanaged index that measures the performance of six-month U.S. Treasury Bills. The Index reflects no deduction for fees, expenses or taxes.

Management

Shay Assets Management, Inc. serves as investment adviser to the Fund.

The portfolio managers responsible for the day-to-day management of the Fund’s investments are Maggie Bautista, Assistant Vice President and Portfolio Manager and Sean Kelleher, Chief Investment Strategist and Senior Portfolio Manager. Ms. Bautista and Mr. Kelleher have served as the Fund’s portfolio managers since 2009.

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem shares of the Fund on any Business Day.

Shares of the Fund may be purchased through a financial intermediary or by completing an application which can be acquired at www.amffunds.com, and returning it as instructed. After a complete application form has been received and processed, orders to purchase shares of the Fund may be made by telephoning the Fund’s Transfer Agent, The Northern Trust Company, at (800) 247-9780.

Shareholders may exchange or redeem their shares by telephoning the Transfer Agent on any Business Day by calling (800) 247-9780. Shares may also be exchanged or redeemed by sending a written request to the AMF Funds, P.O. Box 803046, Chicago, Illinois 60680-4594.

The minimum initial investment in the Fund is $10,000; provided, however, that the Trust and its designated agents reserve the right to accept a lesser initial investment in their sole and absolute discretion. There is no minimum investment balance required. Subsequent purchases may be made in any amount.

Tax Information

The Fund intends to distribute all its net investment income and net capital gains, if any, to its shareholders. Distributions of net investment income, other than “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

9

Ultra Short Fund

Investment Objective

The Fund seeks to achieve current income with a very low degree of share-price fluctuation.

Fees and Expenses

This section describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees	0.45%	*
12b-1 Fees	0.25%	*
Other Expenses	0.39%	**

Total Fund Operating Expenses	1.09%	*

*	For the fiscal year ended October 31, 2011, the Adviser and the Distributor voluntarily waived 0.20% and 0.10% of their fees, respectively, so that the “Management Fees”, “12b-1 Fees” and “Total Operating Expenses” for the Fund were 0.25%, 0.15% and 0.79%, respectively. The Adviser and Distributor expect to continue these waivers through February 28, 2013, but are not contractually obligated to do so.

**	Includes indirect expenses of securities of other mutual funds held by the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$111	$347	$601	$1,329

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its objective by investing exclusively in high quality short-term securities, as well as in repurchase agreements backed by investments which are not subject to limitation on the part of national banks.

The Fund invests primarily in fixed income securities comprised of short duration, investment grade money market instruments and other fixed income securities. The Fund’s investments may include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (such as mortgage-backed bonds), repurchase agreements, mortgage-related securities, high quality commercial paper and FDIC-insured CDs. Although some of these securities may be issued by entities chartered or sponsored by Acts of Congress, the securities of such entities may or may not be issued or guaranteed by the U.S. Treasury.

The Fund may invest to a significant degree in repurchase agreements, in which the Fund purchases assets from approved counterparties who agree to repurchase the security at the Fund’s cost plus interest within a specified time. Repurchase agreements may be backed by securities in which the Fund cannot invest directly, so long as such assets are eligible for investment by national banks without limit, including investment grade corporate debt, municipal securities and securities with longer maturities. Repurchase agreement counterparties may include banks, broker dealers or other counterparties selected by the Adviser pursuant to guidelines approved by the Board of Trustees, and may include entities that are not regulated as banks or brokers and that do not have rated securities or publicly available financial statements.

10

Summary

The Fund may, but is not required to, use financial contracts for risk management purposes as part of its investment strategies. Some financial contracts are commonly referred to as derivatives. These investments will be used for bona fide hedging purposes, as is consistent with their permissible use in the portfolio of a national bank or federal savings association.

The Fund may invest up to 10% of its assets in other investment companies that invest in the types of securities in which the Fund may invest. Under normal market and interest rate conditions, the Fund seeks to maintain a duration less than or similar to that of a 1-Year U.S. Treasury Bill, but not to exceed that of a 2-year U.S. Treasury Bill. The Fund has no restriction on the minimum or maximum maturity of any particular investment held.

The Fund limits its investments and investment techniques so as to qualify for investment by national banks and federal savings associations subject to applicable statutory limits under current applicable federal laws and regulations. The Fund encourages state chartered financial institutions to consult their legal counsel regarding whether the Fund is a permissible investment under their state law.

Principal Risks

It is possible to lose money by investing in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Credit Risk.    Credit risk is the risk that one or more debt securities in a Fund’s portfolio will decline in value or fail to pay principal or interest when due because the issuer experiences a decline in financial status. Securities are generally affected by varying degrees of credit risk. A security’s credit rating is an indication of its credit risk. Credit risk arises in a number of ways. For instance, the Fund could lose money if the issuer or guarantor of a security, or the counterparty to a financial contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

Government Agency Risk.    Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are not backed by the full faith and credit of the U.S. Government; the Fund must look principally to the agencies or instrumentalities for ultimate repayment, and may not be able to assert claims against the U.S. Government itself if those agencies or instrumentalities do not meet their commitments. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity and not as to market value.

Hedging Risk.    The use of financial contracts involves the risk of mispricing or improper valuation and the risk that changes in the value of the financial contract may not correlate perfectly with the underlying asset, rate or index. Hedging also involves the risk that the Adviser is incorrect in its expectation of what an appropriate hedging position would be. Also, the Fund may not hedge when it would have been beneficial to do so.

Interest Rate Risk.    Normally, the values of fixed income securities vary inversely with changes in prevailing interest rates. With rising interest rates, fixed income securities held by the Fund tend to decrease in value. Also, securities with longer durations held by the Fund are generally more sensitive to interest rate changes. As such, securities with longer durations are usually more volatile than those with shorter durations.

Issuer Risk.    A security may lose value as a result of a number of factors. These factors include capital structure (particularly the issuer’s use of leverage), management performance and a diminished market for the issuer’s products and/or services.

Liquidity Risk.    Trading opportunities are more limited for certain securities that have complex terms or that are not widely held, or that have been adversely affected by the recent turmoil in the credit markets. Such circumstances may make it more difficult to sell or buy a security at a favorable price or time, which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security when it wants to.

Management Risk.    The Fund is subject to management risk. The Adviser will apply investment techniques, experience and risk analyses in making investment decisions for the Fund. However, there is no guarantee that the techniques and analyses applied by the Adviser will achieve the investment objective.

11

Summary

Market Risk.    The value of the securities owned by the Fund can increase and decrease quickly at unexpected times. The value can change as the result of a number of factors, including the economic outlook, market-wide risks, industry-specific risk (i.e., government regulation, competitive forces or other conditions) or issuer-specific risk.

Mortgage-Related Securities Risk.    The risks associated with mortgage-backed securities include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-backed securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment and extension risks, which can lead to significant fluctuations in value of the mortgage-backed security; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Prepayment risk is the risk that, during periods of declining interest rates, property owners may prepay their mortgages more quickly than expected thereby reducing the potential appreciation of fixed rate, asset-backed securities. Extension risk is the risk that, during periods of rising interest rates, property owners may repay their mortgages more slowly than expected, resulting in slower repayments of mortgage-backed securities, which increases the duration of a security and reduces its value.

Repurchase Agreement Risk.    Repurchase agreements expose the Fund to the risk that the party that sells the securities to the Fund defaults on its obligation to repurchase them. In this circumstance, the Fund could lose money because it cannot sell the securities at the agreed upon time and price, or the securities lose their value before they can be sold.

Valuation Risk.    Fair value pricing is inherently a process of estimates and judgments. Fair value prices established by a Fund may fluctuate to a greater degree than securities for which market quotes are readily available and may differ materially from the value that might be realized upon the sale of the security. There can be no assurance that a Fund could purchase or sell a portfolio of investments at the fair value price used to calculate the Fund’s net asset value. In addition, changes in the value of portfolio investments priced at fair value may be less frequent and of greater magnitude than changes in the price of securities that trade frequently in the marketplace, resulting in potentially greater net asset value volatility.

While the Trust’s policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values at the time of pricing, the Trust cannot ensure that fair value prices would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security, particularly in a forced or distressed sale.

Fund Performance History

The following bar chart and table provide an illustration of how performance has varied over time. The bar chart depicts the change in performance from year to year during the period indicated. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. The chart and table assume reinvestment of dividends and distributions.

Annual Returns for the Years Ended December 31

Ticker Symbol: AULTX

During the period shown in the bar chart, the highest return for a calendar quarter was 2.04% (quarter ended 9/30/09) and the lowest return for a calendar quarter was -14.98% (quarter ended 9/30/08).

12

Summary

Average Annual Total Returns.    The following table compares the Fund’s average annual returns for the periods ended December 31, 2011, to a broad-based securities market index (which, unlike the Fund, has no fees or expenses).

	1 Year*	5 Years*	10 Years*
Ultra Short Fund (before taxes)	0.85%	-7.78%	-2.70%
Ultra Short Fund (after taxes on distributions)**	0.35%	-9.35%	-4.07%
Ultra Short Fund (after taxes on distributions and redemptions)**	0.55%	-7.19%	-2.88%
Barclays Capital 6 Month T-Bill Bellwethers***	0.28%	2.08%	2.30%

*	As of March 1, 2012, the Fund restructured its investment strategy to focus on high quality short-term securities, as well as repurchase agreements. Performance prior to this date reflects the Fund’s previous strategy. Performance may have differed materially if the current strategy had been in place.

**	After-tax returns are calculated using the applicable highest marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns on distributions and redemptions may be higher than after-tax returns on distributions due to tax credits for realized losses a shareholder may experience upon the redemption of fund shares.

***	The Barclays Capital 6 Month T-Bill Bellwethers Index is an unmanaged index that measures the performance of six-month U.S. Treasury Bills. The Index reflects no deduction for fees, expenses or taxes.

Management

Shay Assets Management, Inc. serves as investment adviser to the Fund.

The portfolio managers responsible for the day-to-day management of the Fund’s investments are Maggie Bautista, Assistant Vice President and Portfolio Manager and Sean Kelleher, Chief Investment Strategist (fixed income) and Senior Portfolio Manager. Ms. Bautista and Mr. Kelleher have served as the Fund’s portfolio managers since 2009.

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem shares of the Fund on any Business Day.

Shares of the Fund may be purchased through a financial intermediary or by completing an application which can be acquired at www.amffunds.com, and returning it as instructed. After a complete application form has been received and processed, orders to purchase shares of the Fund may be made by telephoning the Fund’s Transfer Agent, The Northern Trust Company, at (800) 247-9780.

Shareholders may exchange or redeem their shares by telephoning the Transfer Agent on any Business Day by calling (800) 247-9780. Shares may also be exchanged or redeemed by sending a written request to the AMF Funds, P.O. Box 803046, Chicago, Illinois 60680-4594.

The minimum initial investment in the Fund is $10,000; provided, however, that the Trust and its designated agents reserve the right to accept a lesser initial investment in their sole and absolute discretion. There is no minimum investment balance required. Subsequent purchases may be made in any amount.

Tax Information

The Fund intends to distribute all its net investment income and net capital gains, if any, to its shareholders. Distributions of net investment income, other than “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

13

Short U.S. Government Fund

Investment Objective

The Fund seeks to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by the Fund.

Fees and Expenses:

This section describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees	0.25%
12b-1 Fees	0.15%
Other Expenses	0.33%	*

Total Fund Operating Expenses	0.73%

*	Includes indirect expenses of securities of other mutual funds held by the Fund, if any.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$75	$233	$406	$906

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 114% of the average value of its portfolio.

Principal Investment Strategies

The Fund limits its investments and investment techniques so as to qualify for investment without specific statutory limitation by Financial Institutions under current applicable federal laws and regulations. The Fund encourages state chartered financial institutions to consult their legal counsel regarding whether the Fund is a permissible investment under their state law.

The Fund will invest exclusively in investments issued or guaranteed by the U.S. Government or issued or guaranteed by U.S. Government agencies or instrumentalities and repurchase agreements backed by such investments, including mortgage-related investments. Under normal market and interest rate conditions, the Fund seeks to maintain a minimum duration of a 1-Year U.S. Treasury Note and a maximum duration is that of a 3-Year U.S. Treasury Note. The Fund has no restriction as to the minimum or maximum maturity of any particular investment held. The Fund does not purchase any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the OCC. Also, the Fund does not purchase any investments having a risk-based weighting for banks in excess of 20% under current federal regulations of the appropriate regulatory agencies.

Principal Risks

It is possible to lose money by investing in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Credit Risk.    Credit risk is the risk that one or more debt securities in a Fund’s portfolio will decline in value or fail to pay principal or interest when due because the issuer experiences a decline in financial status.

14

Summary

Securities are generally affected by varying degrees of credit risk. A security’s credit rating is an indication of its credit risk. Credit risk arises in a number of ways. For instance, the Fund could lose money if the issuer or guarantor of a security, or the counterparty to a financial contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

Government Agency Risk.    Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are not backed by the full faith and credit of the U.S. Government; the Fund must look principally to the agencies or instrumentalities for ultimate repayment, and may not be able to assert claims against the U.S. Government itself if those agencies or instrumentalities do not meet their commitments. A security backed by the U. S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity and not as to market value.

Interest Rate Risk.    Normally, the values of fixed income securities vary inversely with changes in prevailing interest rates. With rising interest rates, fixed income securities held by the Fund tend to decrease in value. Also, securities with longer durations held by the Fund are generally more sensitive to interest rate changes. As such, securities with longer durations are usually more volatile than those with shorter durations.

Issuer Risk.    A security may lose value as a result of a number of factors. These factors include capital structure (particularly the issuer’s use of leverage), management performance and a diminished market for the issuer’s products and/or services.

Liquidity Risk.    Trading opportunities are more limited for certain securities that have complex terms or that are not widely held, or that have been adversely affected by the recent turmoil in the credit markets. Such circumstances may make it more difficult to sell or buy a security at a favorable price or time, which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security when it wants to.

Management Risk.    The Fund is subject to management risk. The Adviser will apply investment techniques, experience and risk analyses in making investment decisions for the Fund. However, there is no guarantee that the techniques and analyses applied by the Adviser will achieve the investment objective.

Market Risk.    The value of the securities owned by the Fund can increase and decrease quickly at unexpected times. The value can change as the result of a number of factors, including the economic outlook, market-wide risks, industry-specific risk (i.e., government regulation, competitive forces or other conditions) or issuer-specific risk.

Mortgage-Related Securities Risk.    The risks associated with mortgage-backed securities include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-backed securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment and extension risks, which can lead to significant fluctuations in value of the mortgage-backed security; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Prepayment risk is the risk that, during periods of declining interest rates, property owners may prepay their mortgages more quickly than expected thereby reducing the potential appreciation of fixed rate, asset-backed securities. Extension risk is the risk that, during periods of rising interest rates, property owners may repay their mortgages more slowly than expected, resulting in slower repayments of mortgage-backed securities, which increases the duration of a security and reduces its value.

Regulatory Risk.    On July 21, 2010, the President signed the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Fund limits its investments to investment securities in which Financial Institutions may invest without any limitation based upon capital and surplus. This statute will bring about a number of changes that may impact the types of investment securities in which a Financial Institution may invest without any limitation based upon capital and surplus, and may therefore impact the permissible investments of the Fund.

Valuation Risk.    Fair value pricing is inherently a process of estimates and judgments. Fair value prices established by a Fund may fluctuate to a greater degree than securities for which market quotes are readily avail-

15

Summary

able and may differ materially from the value that might be realized upon the sale of the security. There can be no assurance that a Fund could purchase or sell a portfolio of investments at the fair value price used to calculate the Fund’s net asset value. In addition, changes in the value of portfolio investments priced at fair value may be less frequent and of greater magnitude than changes in the price of securities that trade frequently in the marketplace, resulting in potentially greater net asset value volatility.

While the Trust’s policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values at the time of pricing, the Trust cannot ensure that fair value prices would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security, particularly in a forced or distressed sale.

Fund Performance History

The following bar chart and table provide an illustration of how performance has varied over time. The bar chart depicts the change in performance from year to year during the period indicated. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. The chart and table assume reinvestment of dividends and distributions.

Annual Returns for Years Ended December 31

Ticker Symbol: ASITX

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.98% (quarter ended 9/30/09) and the lowest return for a calendar quarter was -4.33% (quarter ended 6/30/08).

Average Annual Total Returns.    The following table compares the Fund’s average annual returns for the periods ended December 31, 2011, to a broad-based securities market index (which, unlike the Fund, has no fees or expenses).

	1 Year	5 Years	10 Years
Short U.S. Government Fund (before taxes)	1.73%	1.24%	2.07%
Short U.S. Government Fund (after taxes on distributions)*	1.04%	0.03%	0.83%
Short U.S. Government Fund (after taxes on distributions and redemptions)*	1.12%	0.36%	1.04%
Barclays Capital 1-3 Year U.S. Government Bond Index**	1.56%	3.80%	3.40%

*	After-tax returns are calculated using the applicable highest marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns on distributions and redemptions may be higher than after-tax returns on distributions due to tax credits for realized losses a shareholder may experience upon the redemption of fund shares.

**	The Barclays Capital 1-3 Year U.S. Government Bond Index is an unmanaged index generally representative of government securities with maturities of one to three years. The Index reflects no deduction for fees, expenses or taxes.

Management

Shay Assets Management, Inc. serves as investment adviser to the Fund.

The portfolio managers responsible for the day-to-day management of the Fund’s investments are Maggie Bautista, Assistant Vice President and Portfolio Manager and Sean Kelleher, Chief Investment Strategist (fixed income) and Senior Portfolio Manager. Ms. Bautista and Mr. Kelleher have served as the Fund’s portfolio managers since 2009.

16

Summary

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem shares of the Fund on any Business Day.

Shares of the Fund may be purchased through a financial intermediary or by completing an application which can be acquired at www.amffunds.com, and returning it as instructed. After a complete application form has been received and processed, orders to purchase shares of the Fund may be made by telephoning the Fund’s Transfer Agent, The Northern Trust Company, at (800) 247-9780.

Shareholders may exchange or redeem their shares by telephoning the Transfer Agent on any Business Day by calling (800) 247-9780. Shares may also be exchanged or redeemed by sending a written request to the AMF Funds, P.O. Box 803046, Chicago, Illinois 60680-4594.

The minimum initial investment in the Fund is $10,000; provided, however, that the Trust and its designated agents reserve the right to accept a lesser initial investment in their sole and absolute discretion. There is no minimum investment balance required. Subsequent purchases may be made in any amount.

Tax Information

The Fund intends to distribute all its net investment income and net capital gains, if any, to its shareholders. Distributions of net investment income, other than “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

17

Intermediate Mortgage Fund

Investment Objective

The Fund seeks to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by the Fund.

Fees and Expenses

This section describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees	0.35%	*,**
12b-1 Fees	0.15%
Other Expenses	0.32%	***

Total Fund Operating Expenses	0.82%	*

Fee Waiver and/or Expense Reimbursement	(0.07%	)**

Total Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.75%

*	For the fiscal year ended October 31, 2011, the Adviser voluntarily waived 0.10% of its management fees, so that the “Management Fees” and “Total Fund Operating Expenses” for the Fund were 0.25% and 0.72%, respectively. The Adviser expects to continue the waiver through February 28, 2013, but is not contractually obligated to do so.

**	Pursuant to the terms of the Advisory Agreement, the Adviser is obligated to reduce its advisory fee with respect to the Fund to the extent that the daily ratio of operating expenses to average daily net assets of the Fund exceeds an annual rate of 0.75%. Any amendment to the Advisory Agreement must be approved by the Board.

***	Includes indirect expenses of securities of other mutual funds held by the Fund, if any.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$77	$255	$448	$1,007

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 174% of the average value of its portfolio.

Principal Investment Strategies

The Fund limits its investments and investment techniques so as to qualify for investment without specific statutory limitation by Financial Institutions under current applicable federal laws and regulations. The Fund encourages state chartered financial institutions to consult their legal counsel regarding whether the Fund is a permissible investment under their state law.

The Fund, under normal circumstances, invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in mortgage investments and related instruments. The Fund invests, under normal market conditions, primarily in mortgage-related investments paying fixed or variable rates of interest. Although some of these securities may be issued by entities chartered or sponsored by Acts of Congress, the securities of such entities may or may not be issued or guaranteed by the U.S. Treasury. The Fund may also invest in mortgage-related investment of non-governmental or private issuers. The Fund has no restriction as to the minimum or maximum maturity of any particular investment held. Under normal market and interest rate conditions, the Fund seeks to maintain a minimum duration of a 2-Year U.S. Treasury Note, and a maximum duration of a 4-Year U.S. Treasury Note.

18

Summary

In addition to mortgage-related investments, the Fund may invest in U.S. Government or agency securities, certificates of deposit and other time deposits of FDIC insured depository institutions, repurchase agreements collateralized by obligations of the U.S. Government or other obligations that are not subject to any investment limitation on the part of national banks and eligible bankers’ acceptances with maturities of ninety days or less issued by FDIC insured institutions.

The Fund invests primarily in “securities backed by or representing an interest in mortgages on domestic residential housing or manufactured housing” meeting the definition of such assets for purposes of the QTL test under the current OCC Regulations. Pending any revisions of the current OCC Regulations, the Fund expects that, absent extraordinary market developments, at least 65% of its assets will qualify for QTL purposes for savings associations, although actual percentages may be higher. In addition, the Fund does not purchase any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the OCC. Also, the Fund does not purchase any investments having a risk-based weighting for banks in excess of 20% under current federal regulations of the appropriate regulatory agencies.

The Fund may, but is not required to, use financial contracts for risk management purposes as part of its investment strategies. Some financial contracts are commonly referred to as derivatives. These investments will be used for bona fide hedging purposes, as is consistent with their permissible use in the portfolio of a national bank or federal savings association or federal credit union.

Principal Risks

It is possible to lose money by investing in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Credit Risk.    Credit risk is the risk that one or more debt securities in a Fund’s portfolio will decline in value or fail to pay principal or interest when due because the issuer experiences a decline in financial status. Securities are generally affected by varying degrees of credit risk. A security’s credit rating is an indication of its credit risk. Credit risk arises in a number of ways. For instance, the Fund could lose money if the issuer or guarantor of a security, or the counterparty to a financial contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A security backed by the U. S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity and not as to market value.

Government Agency Risk.    Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are not backed by the full faith and credit of the U.S. Government; the Fund must look principally to the agencies or instrumentalities for ultimate repayment, and may not be able to assert claims against the U.S. Government itself if those agencies or instrumentalities do not meet their commitments. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity and not as to market value.

Hedging Risk.    The use of financial contracts involves the risk of mispricing or improper valuation and the risk that changes in the value of the financial contract may not correlate perfectly with the underlying asset, rate or index. Hedging also involves the risk that the Adviser is incorrect in its expectation of what an appropriate hedging position would be. Also the Fund may not hedge when it would have been beneficial to do so.

Interest Rate Risk.    Normally, the values of fixed income securities vary inversely with changes in prevailing interest rates. With rising interest rates, fixed income securities held by the Fund tend to decrease in value. Also, securities with longer durations held by the Fund are generally more sensitive to interest rate changes. As such, securities with longer durations are usually more volatile than those with shorter durations.

Issuer Risk.    A security may lose value as a result of a number of factors. These factors include capital structure (particularly the issuer’s use of leverage), management performance and a diminished market for the issuer’s products and/or services.

Liquidity Risk.    Trading opportunities are more limited for certain securities that have complex terms or that are not widely held, or that have been adversely affected by the recent turmoil in the credit markets. Such circumstances may make it more difficult to sell or buy a security at a favorable price or time, which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security when it wants to.

19

Summary

Management Risk.    The Fund is subject to management risk. The Adviser will apply investment techniques, experience and risk analyses in making investment decisions for the Fund. However, there is no guarantee that the techniques and analyses applied by the Adviser will achieve the investment objective.

Market Risk.    The value of the securities owned by the Fund can increase and decrease quickly at unexpected times. The value can change as the result of a number of factors, including the economic outlook, market-wide risks, industry-specific risk (i.e., government regulation, competitive forces or other conditions) or issuer-specific risk.

Mortgage-Related Securities Risk.    The risks associated with mortgage-backed securities include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-backed securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment and extension risks, which can lead to significant fluctuations in value of the mortgage-backed security; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Prepayment risk is the risk that, during periods of declining interest rates, property owners may prepay their mortgages more quickly than expected thereby reducing the potential appreciation of fixed rate, asset-backed securities. Extension risk is the risk that, during periods of rising interest rates, property owners may repay their mortgages more slowly than expected, resulting in slower repayments of mortgage-backed securities, which increases the duration of a security and reduces its value.

Instability in the markets for fixed income securities, particularly non-agency mortgage-backed securities, has affected and is expected to continue to affect the liquidity and valuation of such securities. As a result, certain segments of the non-agency market have experienced significantly diminished liquidity and valuations and are currently illiquid. In addition, other segments of the non-agency market have experienced diminished liquidity and valuations and may be illiquid.

Regulatory Risk.    On July 21, 2010, the President signed the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Fund limits its investments to investment securities in which Financial Institutions may invest without any limitation based upon capital and surplus. This statute will bring about a number of changes that may impact the types of investment securities in which a Financial Institution may invest without any limitation based upon capital and surplus, and may therefore impact the permissible investments of the Fund.

Repurchase Agreement Risk.    Repurchase agreements expose the Fund to the risk that the party that sells the securities to the fund defaults on its obligation to repurchase them. In this circumstance, the Fund could lose money because it cannot sell the securities at the agreed upon time and price, or the securities lose their value before they can be sold.

Valuation Risk.    Fair value pricing is inherently a process of estimates and judgments. Fair value prices established by a Fund may fluctuate to a greater degree than securities for which market quotes are readily available and may differ materially from the value that might be realized upon the sale of the security. There can be no assurance that a Fund could purchase or sell a portfolio of investments at the fair value price used to calculate the Fund’s net asset value. In addition, changes in the value of portfolio investments priced at fair value may be less frequent and of greater magnitude than changes in the price of securities that trade frequently in the marketplace, resulting in potentially greater net asset value volatility.

While the Trust’s policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values at the time of pricing, the Trust cannot ensure that fair value prices would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security, particularly in a forced or distressed sale.

20

Fund Performance History

The following bar chart and table provide an illustration of how performance has varied over time. The bar chart depicts the change in performance from year to year during the period indicated. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. The chart and table assume reinvestment of dividends and distributions.

Annual Returns for Years Ended December 31

Ticker Symbol: ASCPX

During the period shown in the bar chart, the highest return for a calendar quarter was 2.46% (quarter ended 9/30/06) and the lowest return for a calendar quarter was -12.24% (quarter ended 12/31/08).

Average Annual Total Returns.    The following table compares the Fund’s average annual returns for the periods ended December 31, 2011, to a broad-based securities market index (which, unlike the Fund, has no fees or expenses).

	1 Year	5 Years	10 Years
Intermediate Mortgage Fund (before taxes)	3.52%	-8.78%	-2.98%
Intermediate Mortgage Fund (after taxes on distributions)*	2.68%	-10.48%	-4.57%
Intermediate Mortgage Fund (after taxes on distributions and redemptions)*	2.28%	-8.04%	-3.19%
Barclays Capital 1-5 Year U.S. Government Bond Index**	3.21%	4.76%	4.05%

*	After-tax returns are calculated using the applicable highest marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns on distributions and redemptions may be higher than after-tax returns on distributions due to tax credits for realized losses a shareholder may experience upon the redemption of fund shares.

**	The Barclays Capital 1-5 Year U.S. Government Bond Index is an unmanaged index generally representative of government securities with maturities of one to five years. The Index reflects no deduction for fees, expenses or taxes.

Management

Shay Assets Management, Inc. serves as investment adviser to the Fund.

The portfolio managers responsible for the day-to-day management of the Fund’s investments are Maggie Bautista, Assistant Vice President and Portfolio Manager and Sean Kelleher, Chief Investment Strategist (Fixed Income) and Senior Portfolio Manager. Ms. Bautista and Mr. Kelleher have served as the Fund’s portfolio managers since 2009.

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem shares of the Fund on any Business Day.

Shares of the Fund may be purchased through a financial intermediary or by completing an application which can be acquired at www.amffunds.com, and returning it as instructed. After a complete application form has been received and processed, orders to purchase shares of the Fund may be made by telephoning the Fund’s Transfer Agent, The Northern Trust Company, at (800) 247-9780.

Shareholders may exchange or redeem their shares by telephoning the Transfer Agent on any Business Day by calling (800) 247-9780. Shares may also be exchanged or redeemed by sending a written request to the AMF Funds, P.O. Box 803046, Chicago, Illinois 60680-4594.

The minimum initial investment in the Fund is $10,000; provided, however, that the Trust and its designated agents reserve the right to accept a lesser initial investment in their sole and absolute discretion. There is no minimum investment balance required. Subsequent purchases may be made in any amount.

21

Summary

Tax Information

The Fund intends to distribute all its net investment income and net capital gains, if any, to its shareholders. Distributions of net investment income, other than “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

22

U.S. Government Mortgage Fund

Investment Objective

The Fund seeks to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by the Fund.

Fees and Expenses

This section describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees	0.25%
12b-1 Fees	0.15%
Other Expenses	0.33%	*

Total Fund Operating Expenses	0.73%

*	Includes indirect expenses of securities of other mutual funds held by the Fund, if any.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$75	$233	$406	$906

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 93% of the average value of its portfolio

Principal Investment Strategies

The Fund limits its investments and investment techniques so as to qualify for investment without specific statutory limitation by Financial Institutions under current applicable federal laws and regulations. The Fund encourages state chartered financial institutions to consult their legal counsel regarding whether the Fund is a permissible investment under their state law.

The Fund will invest exclusively in mortgage-related investments issued or guaranteed by the U.S. Government or issued or guaranteed by U.S. Government agencies or instrumentalities and repurchase agreements backed by such investments and other money market instruments for temporary defensive purposes. Although some of the securities the Fund invests in may be issued by entities chartered or sponsored by Acts of Congress, the securities of such entities may or may not be issued or guaranteed by the U.S. Treasury.

The Fund has no restriction as to the minimum or maximum maturity of any particular instrument held. Under normal market and interest rate conditions, the Fund seeks to maintain a minimum duration of a 2-Year U.S. Treasury Note, and a maximum duration of a 6-Year U.S. Treasury Note.

The Fund invests primarily in “securities backed by or representing an interest in mortgages on domestic residential housing or manufactured housing” meeting the definition of such assets for purposes of the QTL test under the current OCC Regulations. Pending any revisions of the current OCC Regulations, the Fund expects that, absent extraordinary market developments, at least 65% of its assets will qualify for QTL purposes for savings associations, although actual percentages may be higher. In addition the Fund does not purchase any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the OCC. Also the Fund does not purchase any investments having a risk-based weighting for banks in excess of 20% under current federal regulations of the appropriate regulatory agencies.

23

Summary

Principal Risks

It is possible to lose money by investing in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Credit Risk.    Credit risk is the risk that one or more debt securities in a Fund’s portfolio will decline in value or fail to pay principal or interest when due because the issuer experiences a decline in financial status. Securities are generally affected by varying degrees of credit risk. A security’s credit rating is an indication of its credit risk. Credit risk arises in a number of ways. For instance, the Fund could lose money if the issuer or guarantor of a security, or the counterparty to a financial contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

Government Agency Risk.    Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are not backed by the full faith and credit of the U.S. Government; the Fund must look principally to the agencies or instrumentalities for ultimate repayment, and may not be able to assert claims against the U.S. Government itself if those agencies or instrumentalities do not meet their commitments. A security backed by the U. S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity and not as to market value.

Interest Rate Risk.    Normally, the values of fixed income securities vary inversely with changes in prevailing interest rates. With rising interest rates, fixed income securities held by the Fund tend to decrease in value. Also, securities with longer durations held by the Fund are generally more sensitive to interest rate changes. As such, securities with longer durations are usually more volatile than those with shorter durations.

Issuer Risk.    A security may lose value as a result of a number of factors. These factors include capital structure (particularly the issuer’s use of leverage), management performance and a diminished market for the issuer’s products and/or services.

Liquidity Risk.    Trading opportunities are more limited for certain securities that have complex terms or that are not widely held, or that have been adversely affected by the recent turmoil in the credit markets. Such circumstances may make it more difficult to sell or buy a security at a favorable price or time, which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security when it wants to.

Management Risk.    The Fund is subject to management risk. The Adviser will apply investment techniques, experience and risk analyses in making investment decisions for the Fund. However, there is no guarantee that the techniques and analyses applied by the Adviser will achieve the investment objective.

Market Risk.    The value of the securities owned by the Fund can increase and decrease quickly at unexpected times. The value can change as the result of a number of factors, including the economic outlook, market-wide risks, industry-specific risk (i.e., government regulation, competitive forces or other conditions) or issuer-specific risk.

Mortgage-Related Securities Risk.    The risks associated with mortgage-backed securities include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-backed securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment and extension risks, which can lead to significant fluctuations in value of the mortgage-backed security; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Prepayment risk is the risk that, during periods of declining interest rates, property owners may prepay their mortgages more quickly than expected thereby reducing the potential appreciation of fixed rate, asset-backed securities. Extension risk is the risk that, during periods of rising interest rates, property owners may repay their mortgages more slowly than expected, resulting in slower repayments of mortgage-backed securities, which increases the duration of a security and reduces its value.

Regulatory Risk.    On July 21, 2010, the President signed the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Fund limits its investments to investment securities in which Financial Institutions may invest

24

Summary

without any limitation based upon capital and surplus. This statute will bring about a number of changes that may impact the types of investment securities in which a Financial Institution may invest without any limitation based upon capital and surplus, and may therefore impact the permissible investments of the Fund.

Valuation Risk.    Fair value pricing is inherently a process of estimates and judgments. Fair value prices established by a Fund may fluctuate to a greater degree than securities for which market quotes are readily available and may differ materially from the value that might be realized upon the sale of the security. There can be no assurance that a Fund could purchase or sell a portfolio of investments at the fair value price used to calculate the Fund’s net asset value. In addition, changes in the value of portfolio investments priced at fair value may be less frequent and of greater magnitude than changes in the price of securities that trade frequently in the marketplace, resulting in potentially greater net asset value volatility.

While the Trust’s policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values at the time of pricing, the Trust cannot ensure that fair value prices would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security, particularly in a forced or distressed sale.

Fund Performance History

The following bar chart and table provide an illustration of how performance has varied over time. The bar chart depicts the change in performance from year to year during the period indicated. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. The chart and table assume reinvestment of dividends and distributions.

Annual Returns for Years Ended December 31

Ticker Symbol: ASMTX

During the period shown in the bar chart, the highest return for a calendar quarter was 3.80% (quarter ended 6/30/10) and the lowest return for a calendar quarter was -4.77% (quarter ended 9/30/08).

Average Annual Total Returns.    The following table compares the Fund’s average annual returns for the periods ended December 31, 2011, to a broad-based securities market index (which, unlike the Fund, has no fees or expenses).

	1 Year	5 Years	10 Years
U.S. Government Mortgage Fund (before taxes)	4.22%	1.34%	2.60%
U.S. Government Mortgage Fund (after taxes on distributions)*	3.34%	0.09%	1.04%
U.S. Government Mortgage Fund (after taxes on distributions and redemptions)*	2.73%	0.31%	1.30%
Barclays Capital U.S. MBS Fixed Rate Index**	6.32%	6.61%	5.72%

*	After-tax returns are calculated using the applicable highest marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns on distributions and redemptions may be higher than after-tax returns on distributions due to tax credits for realized losses a shareholder may experience upon the redemption of fund shares.

**	The Barclays Capital U.S. MBS Fixed Rate Index is a broad-based unmanaged index that represents the general performance of fixed rate mortgage bonds. The Index reflects no deduction for fees, expenses or taxes.

Management

Shay Assets Management, Inc. serves as investment adviser to the Fund.

25

Summary

The portfolio managers responsible for the day-to-day management of the Fund’s investments are Maggie Bautista, Assistant Vice President and Portfolio Manager and Sean Kelleher, Chief Investment Strategist (Fixed Income) and Senior Portfolio Manager. Ms. Bautista and Mr. Kelleher have served as the Fund’s portfolio managers since 2009.

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem shares of the Fund on any Business Day.

Shares of the Fund may be purchased through a financial intermediary or by completing an application which can be acquired at www.amffunds.com, and returning it as instructed. After a complete application form has been received and processed, orders to purchase shares of the Fund may be made by telephoning the Fund’s Transfer Agent, The Northern Trust Company, at (800) 247-9780.

Shareholders may exchange or redeem their shares by telephoning the Transfer Agent on any Business Day by calling (800) 247-9780. Shares may also be exchanged or redeemed by sending a written request to the AMF Funds, P.O. Box 803046, Chicago, Illinois 60680-4594.

The minimum initial investment in the Fund is $10,000; provided, however, that the Trust and its designated agents reserve the right to accept a lesser initial investment in their sole and absolute discretion. There is no minimum investment balance required. Subsequent purchases may be made in any amount.

Tax Information

The Fund intends to distribute all its net investment income and net capital gains, if any, to its shareholders. Distributions of net investment income, other than “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

26

Investment Information

Additional Information Regarding Investment Strategies

Securities Selection

In selecting securities, the Adviser develops an outlook for interest rates and the economy and analyzes credit and call risks. The Adviser varies the quality, sector and maturity of the securities selected for the Funds based upon the Adviser’s analysis of financial market conditions and the outlook for the U.S. economy. The Adviser attempts to identify areas of the bond market that are undervalued relative to the rest of the market. The Adviser identifies these areas by grouping bonds into sectors such as: money markets, governments, corporates, mortgages and asset-backed securities. Once investment opportunities are identified, the Adviser will shift assets among sectors depending upon changes in relative valuations, credit spreads and upon historical yield or price relationships.

There is no guarantee that the Adviser’s security selection techniques will achieve a Fund’s investment objective.

Mortgage-Related Securities

Each Fund may invest in mortgage-related securities and may invest all of its assets in such securities; provided, however, that the Money Market Fund may only invest in mortgage-related securities consistent with Rule 2a-7 under the 1940 Act. Mortgage-related securities include fixed rate and adjustable-rate mortgage pass-through securities and fixed rate and variable rate collateralized mortgage obligations (“CMOs”).

Each Fund may invest in mortgage-related securities issued by the U.S. Government or its agencies and instrumentalities.

The Intermediate Mortgage Fund also may invest in private mortgage-related securities. Private mortgage-related securities represent interests in, or are collateralized by, pools consisting principally of residential mortgage loans created by non-governmental issuers. These securities generally offer a higher rate of interest than governmental and government-related, mortgage-backed securities because there are no direct or indirect government guarantees of payment as in the former securities, although certain credit enhancements may exist. Securities issued by private organizations may not have the same degree of liquidity as those with direct or indirect government guarantees. The Intermediate Mortgage Fund may invest only in private mortgage-related securities rated in one of the two highest rating categories by an NRSRO. If a security is rated by two or more NRSROs, the lowest rating assigned to the security is used for purposes of determining whether the security meets these ratings criteria.

The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

U.S. Government Securities

U.S. Government Securities are issued by the U.S. Government, its agencies or government-sponsored enterprises (“instrumentalities”). These obligations may or may not be backed by the full faith and credit of the United States. Securities that are backed by the full faith and credit of the United States include U.S. Treasury securities and securities issued by the Government National Mortgage Association (“GNMA”). In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the

27

United States include, but are not limited to: (i) obligations of the Federal Home Loan Banks, which have the right to borrow from the U.S. Treasury to meet their obligations; (ii) obligations of the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”), each of which are supported by the discretionary authority of the U.S. Treasury to purchase the instrumentality’s obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credit of the issuing agency or instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government agencies, authorities or instrumentalities if it is not obligated to do so by law.

In September 2008, the U.S. Treasury announced a federal takeover of FNMA and FHLMC, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. The U.S. Treasury also pledged to make additional capital contributions as needed to help ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. Additionally, the U.S. Treasury implemented a temporary program to purchase new mortgage-backed securities issued by the instrumentalities, in an effort to help create more affordable mortgage rates for homeowners and enhance the liquidity of the mortgage market. The U.S. Treasury announced in December 2009 that it would continue its support as necessary to prevent a negative net worth through at least 2012. No assurance can be given that the U.S. Treasury initiatives discussed above will be successful.

When-Issued, Delayed-Delivery and To Be Announced (TBA) Securities

Each Fund, except the Money Market Fund, may purchase securities on a when-issued, delayed-delivery or TBA basis. For the Ultra Short Fund, these securities may include mortgage dollar rolls. In when-issued transactions, securities are bought or sold during the period between the announcement of an offering and the issuance and payment date of the securities. When securities are purchased on a delayed-delivery basis, the price of the securities is fixed at the time the commitment to purchase is made, but settlement may take place at a future date. When TBA securities are purchased by a Fund, the Fund agrees to purchase an as yet unidentified security that meets certain specified terms.

By the time of delivery, securities purchased on a when-issued, delayed-delivery or TBA basis may be valued at less than the purchase price. At the time when-issued, delayed-delivery and TBA securities are purchased, the Fund must set aside funds in a segregated account to pay for the purchase, and until acquisition, the Fund will not earn any income on the securities that it purchased.

Although a Fund will generally purchase securities on a when-issued, delayed-delivery or TBA basis with the intention of acquiring the securities, the Fund may dispose of the securities prior to delivery, if the Adviser deems it appropriate. If a Fund chooses to dispose of the right to acquire such securities prior to acquisition, it could, as with the disposition of any other such investment, incur a gain or loss due to market fluctuation.

Certificates of Deposit and Eligible Bankers’ Acceptances

Each Fund, except for the Short U.S. Government Fund and U.S. Government Mortgage Fund, may invest in certificates of deposit and other time deposits in a commercial or savings bank or savings association whose accounts are insured by the Federal Deposit Insurance Corporation (“FDIC Insured Institution”). Investments in certificates of deposit issued by, and other time deposits in, foreign branches of FDIC insured banks involve somewhat different investment risks than those affecting deposits in United States branches of such banks, including the risk of future political or economic developments or government action that would adversely affect payments on deposits.

The Funds may invest in eligible bankers’ acceptances of an FDIC Insured Institution if such acceptances have remaining maturities of 90 days or less. Generally, eligible bankers’ acceptances are acceptances that are acceptable by a Federal Reserve Bank as collateral at the discount window.

Variable and Floating Rate Securities

Each Fund may purchase securities that have variable or floating rates of interest (“Variable Rate Securities”). These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The interest paid on Variable Rate Securities is a function primarily of the index or market rate upon which the interest rate adjustments are based. Similar to

28

fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates, but because of the interest reset provision, the potential for capital appreciation or depreciation is generally less than for fixed rate obligations. The Money Market Fund determines the maturity of Variable Rate Securities in accordance with Rule 2a-7 under the 1940 Act. which allow the Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may enter into repurchase agreements. Each Fund, except the Ultra Short Fund, may enter into repurchase agreement transactions collateralized only by obligations of the U.S. Government and obligations of the Federal Home Loan Bank, the FNMA, the GNMA, the Federal Farm Credit Banks, the Federal Financing Bank, and the FHLMC. For each Fund, other than the Ultra Short Fund, the maturity of collateral shall be consistent with permitted direct investments of a Fund. The Ultra Short Fund may enter into repurchase agreements collateralized by securities or other instruments that are eligible for purchase by national banks without statutory limit. Subject to limits contained in guidelines approved by the Board of Trustees, repurchase agreement collateral is not limited to investments in which the Ultra Short Fund may invest directly and the maturity of collateral may exceed the maturity limits set forth in this prospectus for direct investments. Each Fund, except Ultra Short Fund, may only enter into repurchase agreements with primary government securities dealers. For the Ultra Short Fund, repurchase agreement counterparties may include banks, broker dealers or other counterparties selected by the Adviser pursuant to guidelines approved by the Board of Trustees, and may include entities that are not regulated as banks or brokers and that do not have rated securities or publicly available financial statements. If the party agreeing to repurchase should default, the Fund will seek to sell the collateral which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements with a remaining of maturing more than seven days are considered illiquid.

The Ultra Short Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party to the agreement may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of investments made with cash collateral, is less than the value of the securities.

Covered Short Sales

The Utlra Short Fund may make covered short sales as part of its overall portfolio management strategy or to offset a potential decline in value of a security. A “short sale” is the sale by the Fund of a security that has been borrowed from a broker or other institution on the expectation that the market price will drop. If the price of the security drops, the Fund may replace the security sold short by purchasing the security in the open market at a lower price than at which it sold the security, resulting in a gain. If the price of the security rises, the Fund may have to replace the security by purchasing the security in the open market at a higher price than at which it sold the security, resulting in a loss. In a covered short sale, the Fund either (1) borrows and sells securities it already owns (also known as a short sale “against the box”) or (2) instructs the custodian to segregate cash, U.S. Government securities, or other liquid securities in an amount equal to the market value of the securities sold short. Whenever a Fund is required to segregate assets, a notation on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute segregated assets. The Fund may have to pay a fee to borrow the securities sold short and is often obligated to pay over any accrued interest and dividends on such borrowed securities. In addition, the successful use of covered short sales may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Derivatives

Each Fund, with the exception of the Money Market Fund, may, but is not required to, use financial contracts for risk management purposes as part of its investment strategies. Some financial contracts are commonly referred to as derivatives. These investments will be used for bona fide hedging purposes, as is consistent with their permissible use in the portfolio of a national bank, federal savings association or federal credit union (or national bank or federal savings association for the Ultra Short Fund).

29

Duration

A bond portfolio’s duration approximates its price sensitivity to changes in interest rates including expected cash flow and mortgage prepayments. Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flow over time. In computing portfolio duration, the Adviser will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as the “option-adjusted” duration. The Funds (other than the Money Market Fund) have no restriction as to the minimum or maximum maturity of any particular security held by them, but intend to stay within any minimum and maximum durations described in the Investment Strategy section of each Fund. There can be no assurance that the Adviser’s estimate of duration will be accurate or that the duration of a Fund will always remain within the Fund’s target duration.

Temporary Defensive Strategies

For temporary or defensive purposes, each Fund, except the Money Market Fund, may invest up to 100% of its assets in U.S. debt securities, including taxable securities and short-term money market securities, when the Adviser deems it prudent to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

Additional Risk Information

Regulatory Risk.    On July 21, 2010, the President signed the Dodd-Frank Wall Street Reform and Consumer Protection Act. Certain Funds limit their investments to investment securities in which Financial Institutions may invest without any limitation based upon capital and surplus. This statute will bring about a number of changes that may impact the types of investment securities in which a Financial Institution may invest without any limitation based upon capital and surplus, and will therefore impact the permissible investments of the Fund. Because changes will be implemented over the next six months, the impact on the Funds is uncertain at this time. Some of the more significant changes are as follows:

Currently, the amount of repurchase agreements collateralized by U.S. government obligations that are held by a federal thrift or national bank are exempt from any limitation based upon the capital and surplus of the institution. Further, a national bank’s or federal thrift’s obligations arising out of derivative transactions are generally not subject to any limitation based upon capital and surplus. However, effective July 21, 2012, the term “loans and extensions of credit” as used in the lending limit statute will include the credit exposure of a person arising from repurchase agreements, derivative transactions, and securities lending and borrowing transactions, and will be combined with all other obligations of the obligor unless otherwise exempted under the applicable lending limit statute.

Among other provisions, the Dodd-Frank Act requires the federal banking agencies to review their regulations to identify those regulations that reference or require reliance on credit ratings issued by nationally recognized statistical rating organizations (“NRSROs”); to eliminate in their regulations not later than July 21, 2012, any reference to, or reliance on, credit ratings issued by a NRSRO; and to substitute in their place other standards of creditworthiness that the agencies determine to be appropriate. While the Office of the Comptroller of the Currency has already issued a Notice of Proposed Rulemaking (“NPRM”) addressing its proposed standards of creditworthiness, it only addresses those investment activities of national banks and leaves for the Federal Deposit Insurance Corporation (“FDIC”) to address the investment activities of savings associations. Until the NPRM is final, and until the FDIC issues its own regulations addressing the same for savings associations, it is unclear how these regulations addressing alternative measures of creditworthiness will affect national banks and federal savings associations. In the investment securities area, there are a number of instances in which a Financial Institution may invest without any limitation based upon capital and surplus in certain types of securities that have been awarded specific ratings by NRSROs. Such substitute standards, when adopted, may impact a Fund’s investments in a manner that might affect either the credit quality of the assets in which the Fund may invest, or the yield of the underlying assets of the Fund, which in turn may affect the yield on the Fund shares.

The federal banking agencies have been given extensive regulation writing authority under the Dodd-Frank Act. Additional issues may arise as these regulations are finalized.

Commodities Regulatory Risk.    On February 9, 2012, the Commodities Futures Trading Commission (“CFTC”) adopted amendments to CFTC Rule 4.5 upon which most mutual funds rely for an exclusion from the registration requirements as a commodity pool operator (“CPO”). The amendments modify the criteria for claiming the exclusion under Rule 4.5. While the Funds do not expect to be required to register as CPOs in response to the amendments, the amendments may limit investments in certain financial contracts.

30

Trust and Fund Information

Investment Adviser

Investment decisions for the Funds are made by Shay Assets Management, Inc., a wholly-owned subsidiary of Shay Investment Services, Inc., a closely-held corporation majority-owned by Rodger D. Shay and Rodger D. Shay, Jr. The Adviser, which is located at 230 West Monroe Street, Suite 2810, Chicago, Illinois 60606, is registered under the 1940 Act and managed, as of December 31, 2011, approximately $82 million in assets. The Adviser is responsible for placing purchase and sale orders for portfolio instruments.

Advisory Fee Expenses

The Funds pay an annual advisory fee based upon a percentage of average daily net assets. For the fiscal year ended October 31, 2011, the advisory fee paid to the Adviser was as follows:

Money Market Fund	0.10	%*
Ultra Short Mortgage Fund	0.25	%*
Ultra Short Fund	0.25	%*
Short U.S. Government Fund	0.25	%*
Intermediate Mortgage Fund	0.25	%*
U.S. Government Mortgage Fund	0.25	%*

*	The Adviser voluntarily waived a portion of the advisory fees with respect to the Money Market Fund, the Ultra Short Mortgage Fund, the Ultra Short Fund and the Intermediate Mortgage Fund. Without such waivers, the fees would have been 0.15%, 0.45%, 0.45% and 0.35%, respectively. Each voluntary waiver may be terminated at any time by the Adviser.

With respect to the Money Market Fund, Short U.S. Government Fund, Intermediate Mortgage Fund and U.S. Government Mortgage Fund, the advisory agreement obligates the Adviser to reduce its fees to the extent that the daily ratio of operating expenses to average daily net assets of such Fund exceeds an annual rate of 0.75%.

A discussion regarding the basis for the Board of Trustees renewal of the Funds’ investment advisory agreements will be contained in the most recent shareholder report for the semiannual period ended April 30.

Portfolio Managers

The portfolio managers of the Adviser manage each Fund’s investments as a team.

The portfolio managers responsible for the day-to-day management of each Fund’s investments are Maggie Bautista and Sean Kelleher.

Ms Bautista, Assistant Vice President and Portfolio Manager of the Adviser, joined the Adviser’s fixed income management team as an Assistant Portfolio Manager in 2006 and as a Portfolio Manager in 2009. From 1991 to 2006, Ms. Bautista served as a portfolio administrator for the Adviser. Prior to joining Shay Financial Services, Inc. in 1986, Ms. Bautista worked for Harris Bank in Chicago, Illinois.

Mr. Kelleher, Chief Investment Strategist (Fixed Income) and Senior Portfolio Manager of the Adviser, joined the Adviser’s fixed income management team in 2009. In 2008, prior to joining the Adviser’s fixed income management team, Mr. Kelleher worked with M2Capital LLC to develop a distressed bank acquisition and asset management strategy. From 1999 to 2007, Mr. Kelleher worked as a senior vice president and portfolio manager for AllianceBernstein LP. Mr. Kelleher is a Chartered Financial Analyst and earned his Bachelor of Science in Finance from the McIntire School of Commerce at the University of Virginia.

Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds is available in the Statement of Additional Information (see “Adviser-Portfolio Managers” in the Statement of Additional Information).

Distributor

Pursuant to the Distribution Agreement, Shay Financial Services, Inc. (the “Distributor”), as the principal distributor of the Funds’ shares, directly and through other firms, advertises and promotes the Funds. The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) which allows each Fund to pay the Distributor the following fees for the sale and distribution of its shares:

Money Market Fund and Short U.S. Government Fund, a fee at an annual rate equal to 0.15% of the combined average daily net assets of each Fund (the “Combined Assets”) up to and including $0.5 billion;

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an annual rate equal to 0.125% of the Combined Assets between $0.5 billion and $1.0 billion; an annual rate equal to 0.10% of the Combined Assets between $1.0 billion and $2.0 billion; and an annual rate equal to 0.075% of the Combined Assets over $2.0 billion.

Ultra Short Mortgage Fund, a fee with respect to the Fund at an annual rate equal to 0.25% of the average daily net assets of the Fund.

Ultra Short Fund, a fee with respect to the Fund at an annual rate equal to 0.25% of the average daily net assets of the Fund.

Intermediate Mortgage Fund and U.S. Government Mortgage Fund, a fee with respect to each Fund at an annual rate equal to 0.15% of the average daily net assets of each Fund up to and including $0.5 billion; an annual rate equal to 0.125% of the average daily net assets between $0.5 billion and $1.0 billion; an annual rate equal to 0.10% of the average daily net assets between $1.0 billion and $1.5 billion; and an annual rate equal to 0.075% of the average daily net assets over $1.5 billion.

The Distributor is currently waiving a portion of its fee for the Money Market Fund, the Ultra Short Mortgage Fund, and the Ultra Short Fund. The voluntary waivers may be terminated at any time by the Distributor.

Because these fees are paid out of a Fund’s assets on an ongoing basis over time, these fees will increase the cost of your investment. This charge could cost you more over time than you would pay through some other types of sales charges.

Pending Legal Matters Relating to Investment Adviser and Distributor

On December 28, 2010, West Texas National Bank ("WTNB") commenced a FINRA arbitration proceeding against Shay Financial, Shay Assets Management, Inc., and Shay Investment Services, Inc. WTNB alleges violation of state securities laws, negligent misrepresentation, breach of fiduciary duty, and other theories, and seeks damages in excess of approximately $27.6 million relating to alleged losses from investments in mortgage-backed securities.

On August 18, 2011, Citizens Community Federal ("CCF") commenced a FINRA arbitration proceeding against Shay Financial. CCF alleges breach of fiduciary duties, negligent misrepresentation, and seeks damages in excess of approximately $14 million relating to alleged losses from investments in mortgage-backed securities.

On September 12, 2011, El Dorado Savings Bank ("EDSB") commenced a FINRA arbitration proceeding against Shay Financial, Rodger D. Shay, and Rodger D. Shay Jr. EDSB alleges violations of federal and state securities laws, and other theories, seeking damages in excess of approximately $3-$5 million for alleged losses on investments in AMF Funds.

On November 11, 2011, Town North Bank, N.A. ("TNB") commenced a civil action in the U.S. District Court, Northern District of Texas, against Shay Financial and others. TNB alleges violations of federal securities law, fraud, and breach of fiduciary duty, and seeks approximately $64 million in damages from Shay Financial relating to alleged losses from investments in mortgage-backed securities and collateralized debt obligations.

There is no assurance that additional legal actions arising out of these circumstances will not be filed against Shay Assets Management, Inc., Shay Financial Services Inc., Rodger D. Shay and/or Rodger D. Shay, Jr. The Adviser and Distributor are unable to predict the potential range of monetary exposure, if any, but believe that claims asserted in each of the above-referenced actions are without merit and each intends to vigorously defend itself against all actions. However, an unfavorable result could have a material adverse effect on the Adviser and the Distributor.

Net Asset Value

For all Funds other than the Money Market Fund, the net asset value per share fluctuates daily. It is determined by dividing the value of all securities and all other assets, less liabilities, by the number of shares outstanding. Each Fund’s assets are valued at prices obtained from one or more independent pricing services or, for certain securities, the Board of Trustees has approved the daily use of a fixed income fair value pricing methodology developed by the Adviser that the Board believes reflects the fair value of such securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale. Short-term instruments maturing within sixty days may be valued at amortized cost.

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The Money Market Fund’s net asset value per share is determined by dividing the value of all securities and all other assets, less liabilities, by the number of shares outstanding. The Fund’s investments are valued in accordance with Rule 2a-7 under the 1940 Act based on their amortized cost. The Trust’s Board of Trustees has established procedures reasonably designed to stabilize the net asset value per share at $1.00, although there is no assurance that the Fund will be able to do so.

Investing in the Funds

Share Purchases

Shares of the Funds may be purchased through a financial intermediary or by completing an application which can be acquired at www.amffunds.com. After a complete application form has been received and processed, orders to purchase shares of the Funds may be made by telephoning the Funds’ Transfer Agent at (800) 247-9780.

Purchase orders are accepted on each Business Day and become effective upon receipt and acceptance by the Trust. As used in this Prospectus, for each Fund, the term “Business Day” means any day on which The Northern Trust Company and the Bond Market (as determined by the Securities Industry and Financial Markets Association) are both open for business. The Northern Trust Company is open weekdays and is closed on weekends and certain national holidays. Payment must be in the form of federal funds. Checks are not accepted. Wire transfer instructions for federal funds should be as follows: Northern Trust Bank, Chicago, IL, ABA# 071000152, Ref: Account Number 5201680000. For purchase of Asset Management Fund, (Name of Fund); From: (Name of Investor); Reference (//1038(shareholder fund and shareholder account number)); $(Amount to be invested).

For all Funds other than the Money Market Fund.    For an investor’s purchase to be eligible for same day settlement, the purchase order must be received on a Business Day before 12:00 Noon, Eastern time (“ET”), and payment for the purchase order must be received by The Northern Trust Company by 4:00 p.m., ET, of that day. For investors seeking next day settlement, the purchase order must be received on a Business Day before 4:00 p.m., ET, and payment must be received by The Northern Trust Company by 4:00 p.m., ET, on the next Business Day after the purchase order was received. An investor must indicate to the Trust at the time the order is placed whether same day or next day settlement is sought. Payment must be received by The Northern Trust Company by 4:00 p.m., ET, on the Business Day designated for settlement or the order will be cancelled.

For the Money Market Fund.    A purchase order must be received on a Business Day before 3:00 p.m., ET, and payment for the purchase order must be received by The Northern Trust Company by 4:00 p.m., ET, of that day to receive same day settlement.

In certain circumstances, such as when the New York Stock Exchange or the Bond Market closes early, the officers of the Trust may set an earlier cut-off time for orders eligible for same day settlement.

A purchase order is considered binding upon the investor. If payment is not timely received, the Trust may hold the investor responsible for any resulting losses or expenses the Trust incurs. In addition, the Trust and its designated agents may prohibit or restrict the investor from making future purchases of the Trust’s shares. The Trust’s designated agents reserve the right to reimburse the Trust in their sole discretion on behalf of an investor for losses or expenses incurred by the Trust as a result of the investor’s failure to make timely payment.

Any federal funds received in respect of a cancelled order will be returned upon instructions from the sender without any liability to the Trust, the Adviser, the Distributor or The Northern Trust Company. If it is not possible to return such federal funds the same day, the sender will not have the use of such funds until the next day on which it is possible to effect such return. The Trust and its designated agents reserve the right to reject any purchase order.

Purchasing Shares Through a Shareholder Servicing Agent

Shares of a Fund may be available through certain financial institutions (each such institution is a “Shareholder Servicing Agent”). The Funds have authorized one or more Shareholder Servicing Agents to receive purchase, exchange or redemption orders on their behalf, and the Shareholder Servicing Agents are authorized to designate other agents to receive purchase, exchange or redemption orders on behalf of the Funds. A Shareholder Servicing Agent may impose transaction or administrative charges or other direct fees and may have different minimum transaction amounts. Therefore, you should contact the Shareholder Servicing Agent acting

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on your behalf concerning the fees (if any) charged in connection with a purchase, exchange or redemption of shares and you should read this Prospectus in light of the terms governing your accounts with the Shareholder Servicing Agent. A Shareholder Servicing Agent will be responsible for promptly transmitting client or customer purchase, exchange and redemption orders to a Fund in accordance with its agreements with the Distributor and with clients and customers.

Certain Shareholder Servicing Agents, who have entered into agreements with a Fund, or if applicable their designated agents, may enter confirmed purchase orders on behalf of clients and customers for a Fund. If payment is not received in a timely manner, the Shareholder Servicing Agent could be held liable for resulting fees or losses. A Fund will be deemed to have received a purchase, exchange or redemption order when a Shareholder Servicing Agent, or if applicable its designated agent, receives a purchase, exchange or redemption order. Orders received will be priced at the Fund’s net asset value next computed after they are received by the Shareholder Servicing Agent or its authorized designee.

For further information as to how to direct a Shareholder Servicing Agent to purchase, exchange or redeem shares of a Fund on your behalf, you should contact your Shareholder Servicing Agent.

Anti-Money Laundering Program

The Trust is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Trust may be required to hold the account of an investor if the investor appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a government agency.

Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, street address, date of birth, taxpayer identification number or other identifying information for investors who open an account with the Trust. Financial institutions as defined at 31 U.S.C. 5312(a)(2) regulated by a federal functional regulator or a bank regulated by a state bank regulator are not subject to the customer identification requirements. The Trust may also ask to see other identifying documents. Applications without this information may not be accepted and orders will not be processed. Pending verification of the investor’s identity, the Trust will require a signature guarantee in order to process redemption requests. The Trust reserves the right to place limits on transactions in any account until the identity of the investor is verified; to refuse an investment in the Trust or involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. The Trust and its agents will not be responsible for any loss resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Minimum Investment Required

The minimum initial investment in each Fund is $10,000; provided, however, that the Trust and its designated agents reserve the right to accept a lesser initial investment in their sole and absolute discretion.

What Shares Cost

Shares of the Funds are sold at their net asset value next determined after the purchase order is received. The Money Market Fund seeks to maintain a net asset value of $1.00 per share. (See “Net Asset Value”). There is no sales charge imposed by the Funds. For all Funds other than the Money Market Fund, the net asset value is determined each Business Day as of the close of the regular trading session of the Bond Market (normally 4:00 p.m. ET). For the Money Market Fund, net asset value is determined on each Business Day at 3:00 p.m., ET, for purchase orders. Net asset value of the Money Market Fund for purposes of pricing redemption orders is determined at 12:00 p.m. and 3:00 p.m., ET, on any day redemptions are permitted and a proper redemption request is received (see “Redeeming Shares”).

Shares may be purchased through accounts established with investment professionals, such as banks or brokers. Investment professionals may charge additional fees directly to the investor for these services.

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Dividends

For all Funds, dividends are declared daily and paid monthly. Such dividends are declared immediately prior to 4:00 p.m. (3:00 p.m. for the Money Market Fund), New York City time, and are automatically reinvested in additional shares of the same Fund unless the shareholder requests cash payments by contacting the Transfer Agent.

For all Funds other than the Money Market Fund, an investor will receive the dividend declared on both the day its purchase order is settled and the day its redemption order is effected, including any next succeeding non-Business Day or Days, since proceeds are normally wired the next Business Day. For the Money Market Fund, an investor will receive the dividend declared on the day the purchase order is settled. A Money Market Fund shareholder seeking same day settlement of a redemption will not receive the dividend declared on the day the redemption order is effected.

Net capital gains, if any, of a Fund are generally declared and paid once each year and reinvested in additional shares of the same Fund or, at the shareholder’s option, paid in cash.

Frequent Purchases and Redemptions of Fund Shares

Frequent purchases and redemptions of a Fund’s shares may present risks to other shareholders of the Fund. These risks include disruption of portfolio investment strategies, with potential resulting harm to performance, and increased trading costs or Fund expenses. All Funds, except the Money Market Fund, discourage and have established policies and procedures designed to detect and deter frequent trading that may be harmful to shareholders for other than legitimate liquidity needs. Under the Funds’ policies and procedures approved by the Board of Trustees, (i) trading activity in shareholder accounts, except accounts held in the name of a financial intermediary, that meet thresholds set by the Adviser based on the frequency and size of transactions in the account during a specified time period may be reviewed to assess whether the frequent trading in the account may be harmful to other shareholders and is pursued for the purpose of attempting to profit from anticipated short-term market moves up or down (“market timing”); (ii) the Adviser on behalf of each Fund reserves the right to reject or restrict any purchase order or exchange, including any frequent trading believed to constitute market timing; and (iii) the Funds, Adviser and Distributor are prohibited from entering into any agreement that would permit or facilitate market timing in the Funds. The Funds’ policies and procedures direct the Adviser to establish specific procedures to detect and deter market timing in order to implement the Funds’ frequent trading policies and procedures. Although these efforts are designed to deter frequent purchases and redemptions of Fund shares pursued for purposes of market timing, there is no assurance that these policies and procedures will be effective. These policies and procedures may be modified or terminated at any time without notice to shareholders.

Shares of the Funds may be held in the name of a financial intermediary. These accounts may be comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Funds. With respect to accounts held through intermediaries, such intermediaries generally are contractually obligated to provide the Funds with certain shareholder trading information. However, the Funds cannot directly control activity through all channels and are dependent on intermediaries to enforce the Funds’ policies and procedures. In certain cases, intermediaries may be unable to implement these policies or may not be able implement policies and procedures in the same manner as the Funds due to system or other constraints or issues. Shareholders who invest through omnibus accounts may be subject to policies and procedures that differ from those applied by the Funds to direct shareholders.

Unlike the other Funds, the Money Market Fund is designed to permit frequent trading in the Fund. As a result, the Trust’s Board of Trustees has determined that it would be appropriate for the Fund not to adopt policies and procedures with respect to frequent purchases and redemptions of the Fund shares.

Redeeming Shares

The Funds redeem shares at their respective net asset value next determined after the Transfer Agent receives the redemption request.

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Telephone Redemption

•	For all Funds other than the Money Market Fund:

Shareholders may redeem their shares by telephoning the Transfer Agent on a Business Day. Call (800) 247-9780. Shareholders may experience difficulties contacting the Transfer Agent during drastic economic events, political uncertainty or national tragedies. At such times, shareholders may also call (800) 527-3713. In addition, shareholders can submit written requests for redemption as described under “Written Requests.” Net asset value is determined each Business Day as of the close of the Bond Market (normally 4:00 p.m. ET). The time the redemption request is received determines when proceeds are sent and the accrual of dividends. Redemption requests received prior to 12:00 Noon, ET on a Business Day or other day redemptions are permitted, are affected on the same day, and the shareholder would receive that day’s net asset value and dividend. Proceeds will normally be wired in federal funds to the shareholder’s bank or other account shown on the Trust’s records the next Business Day, but in no case later than seven days. Redemption requests received between 12:00 Noon and 4:00 p.m., ET, on a Business Day or other day redemption requests are permitted, are affected on the same day, and shareholders would receive that day’s net asset value and that day’s dividend. Proceeds will normally be wired in federal funds to the shareholder’s bank or other account shown on the Trust’s record no later than the second Business Day after receipt of the order, but in no case later than seven days. Shareholders will not receive a dividend for any day except the date the order is placed.

•	For the Money Market Fund:

Shareholders may redeem their shares by telephoning the Transfer Agent on a Business Day. Call (800) 247-9780. For redemptions, net asset value is determined twice each Business Day, at 12:00 Noon and at 3:00 p.m., New York City time. If the request is received before 3:00 p.m., ET, on a Business Day, the proceeds will normally be wired the same day in federal funds to the shareholder’s bank or other account shown on the Fund’s records, but in no case later than seven days (“same day settlement”). If the request is received after 3:00 p.m., ET, on a Business Day, the request will be priced and the proceeds will normally be wired the next Business Day. A shareholder seeking same day settlement will not receive any dividend declared on the day its redemption request is affected.

Written Requests

Shares may also be redeemed by sending a written request to the AMF Funds, P.O. Box 803046, Chicago, Illinois 60680-4594.

Signatures

Signatures on written redemption requests must be guaranteed by one of the following:

•	A Federal Home Loan Bank

•	a savings association or a savings bank

•	a trust company or a commercial bank

•	a member firm of a domestic securities exchange or a registered securities association

•	a credit union or other eligible guarantor institution

In certain instances, the Trust or its designated agents may request signature guarantees or documentation believed necessary to insure proper authorization. The documentation may include a copy of a current corporate resolution, articles of incorporation and other appropriate documentation indicating which officers, directors, trustees or persons are authorized to act for a legal entity. The Trust or its designated agents may, in its sole discretion, accept a corporate seal in lieu of a Medallion signature guarantee from investors who are of the type described above. Shareholders with questions concerning documentation should call the Transfer Agent at (800) 247-9780.

Receiving Payment

Proceeds of written redemption requests are sent at the same time and in the same manner as for telephone redemptions, based on the time of the receipt in proper form.

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Redemption in Kind

The Funds, with the exception of the Money Market Fund, reserve the right to make a “redemption in kind” — payment in portfolio securities rather than cash — if the Board of Trustees determines that the orderly liquidation of securities owned by a Fund is impracticable, or payment in cash would be prejudicial to the best interests of the remaining shareholders of a Fund. Pursuant to an election made by the Funds pursuant to Rule 18f-1 under the 1940 Act, it is the policy of the Funds to effect redemption requests in an amount up to $250,000 over a ninety-day period in cash. Redemptions in excess of this amount may be affected in-kind. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

Exchanges

Shareholders may exchange shares of a Fund for shares in another Fund of the Trust by telephoning the Transfer Agent on a Business Day. Call (800) 247-9780. Exchanges may also be made by written request as previously described under “Written Requests.” The minimum amount for an exchange is the minimum initial investment of the Fund whose shares are being acquired, provided, however, that the Trust and/or its designated agents reserve the right to accept exchanges below the minimum in their sole and absolute discretion. Exchanges will be affected at the relative net asset values next determined after receipt of an exchange request in proper form. Shareholders exchanging out of a Fund, with the exception of certain exchanges from the Money Market Fund, will receive dividends in that Fund through the date the exchange is effected and will begin receiving dividends in the other Fund the next Business Day. Shareholders exchanging out of the Money Market Fund who submit their request before 12:00 Noon ET, will receive dividends in the Money Market Fund up to, but not including, the date the exchange is effected and will begin receiving dividends in the other Fund on the date of the exchange. Shareholders exchanging out of the Money Market Fund who submit their request on or after 12:00 Noon ET, will receive dividends in the Money Market Fund through the date the exchange is effected and will begin receiving dividends in the other Fund the next business day. An exchange between Funds will generally result in a capital gain or loss, since for federal income tax purposes an exchange is treated as a sale of the shares of the Fund from which the exchange is made and a purchase of the shares of the Fund into which the exchange is made.

The availability of the exchange privilege is subject to the purchase and redemption policies and current operating practices of each Fund. For example, a shareholder may not exchange into a Fund that is closed to purchases and a shareholder may not exchange out of a Fund that is currently satisfying redemptions under the redemption in kind provisions.

The Trust reserves the right to amend or terminate this privilege with notice to shareholders.

Shareholder Information

Voting Rights

The Trust currently offers seven funds: the Money Market Fund, the Ultra Short Mortgage Fund, the Ultra Short Fund, the Short U.S. Government Fund, the Intermediate Mortgage Fund, the U.S. Government Mortgage Fund and the Large Cap Equity Fund. Shares of each Fund represent interests only in the corresponding Fund and have equal voting rights within each Fund. The Large Cap Equity Fund has two classes of shares: the class AMF Shares and the Class H Shares. Shares of each class have equal voting rights within each class and within the Large Cap Equity Fund. The Large Cap Equity Fund is offered in a separate prospectus. The Trust’s First Amended and Restated Declaration of Trust provides that on any matter submitted to a vote of shareholders, all shares, irrespective of Fund or class, shall be voted in the aggregate and not by Fund or class, except that (i) as to any matter with respect to which a separate vote of any fund or class is permitted or required by the 1940 Act or the document establishing and designating that Fund or class, such requirements as to a separate vote by that Fund or class shall apply in lieu of the aggregate voting as described above, and (ii) as to any matter which does not affect the interest of a particular Fund or class, only shareholders of the affected Fund or class shall be entitled to vote thereon. The Bylaws of the Trust require that a special meeting of shareholders be held upon the written request of shareholders holding not less than 10% of the issued and outstanding shares of the Trust (or the Fund or classes thereof).

Disclosure of Information Regarding Portfolio Holdings

A description of the Trust’s policy with respect to disclosure of information regarding the portfolio holdings of the Funds is available in the Statement of Additional Information (see “Disclosure of Information Regarding Portfolio Holdings” in the Statement of Additional Information).

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Federal Income Tax Information

Each Fund intends to remain qualified as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), for its future taxable years so long as such qualification is in the best interests of shareholders. If a Fund so qualifies, it will not pay federal income tax on the income and capital gain that it distributes to its shareholders.

Each Fund intends to distribute all its net investment income and net capital gains, if any, to its shareholders. Unless otherwise exempt, shareholders are required to pay federal income tax on any taxable dividends and distributions received. This applies whether dividends or distributions are received in cash or as additional shares.

Distributions of net investment income, other than “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates. For taxable years beginning before January 1, 2013, distributions designated as qualified dividend income are generally taxed to noncorporate investors at federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements contained in the Code are satisfied. It is not anticipated that the Funds will make distributions that are treated as qualified dividend income. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain regardless of how long the shareholder has held Fund shares. For taxable years beginning before January 1, 2013, long-term capital gain is taxable to noncorporate shareholders at a maximum federal income tax rate of 15%. Unless Congress enacts legislation providing otherwise, long-term capital gain will be taxable to non-corporate shareholders at a maximum federal income tax rate of 20% for taxable years beginning on or after January 1, 2013. Distributions of net short-term capital gain (i.e., net short-term capital gain less any net long-term capital loss) are taxable as ordinary income regardless of how long the shareholder has held Fund shares.

Dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received by shareholders on December 31 of the calendar year declared. Information on the federal income tax status of dividends and distributions is provided annually.

Unless a shareholder is exempt from federal income tax, a redemption or exchange of Fund shares is generally a taxable event. Depending on the purchase price and the sale price of the shares the shareholder sells or exchanges, the shareholder may have a gain or a loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if the shares were held for more than one year. If the shares were held for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss.

A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications or if the Fund or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability provided the appropriate information is furnished to the Internal Revenue Service.

Dividends and distributions may be subject to state and local taxes. Depending on your state’s tax laws, however, dividends attributable to interest earned on direct obligations of the U.S. Government may be exempt from such taxes.

Prospective shareholders of a Fund should consult with their own tax advisers concerning the effect of owning shares of the Fund in light of their particular tax situation.

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Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years or since inception. Certain information reflects financial results for a single Fund share outstanding throughout each year. The total returns in the tables represent the rate that an investor would have earned on an investment in a particular fund (assuming reinvestment of all dividends and distributions). The information for each Fund has been audited by PricewaterhouseCoopers LLP whose report, along with each Fund’s financial statements, is included in the Annual Report, which is available upon request.

Money Market Fund

	Year Ended October 31,
	2011	2010	2009	2008	2007

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.0006	0.0009	0.0009	0.0250	0.0512
Net realized losses from investments	—	—	—	—	—	(a)

Total from investment operations	0.0006	0.0009	0.0009	0.0250	0.0512

Less distributions:
Dividends paid to stockholders:
From net investment income:	(0.0006)	(0.0009)	(0.0009)	(0.0250)	(0.0512)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	0.06%	0.09%	0.09%	2.53%	5.24%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$19,651	$19,303	$21,342	$32,568	$131,720
Ratio of expenses to average net assets	0.04%	0.06%	0.16%	0.20%	0.14%
Ratio of net investment income to average net assets	0.06%	0.09%	0.09%	2.82%	5.12%
Ratio of gross expenses to average net assets*	0.63%	0.51%	0.61%	0.43%	0.40%

*	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)	Net realized losses per share were less than $0.00005.

Ultra Short Mortgage Fund

	Year Ended October 31,
	2011	2010	2009	2008	2007

Net asset value, beginning of year	$7.50	$7.33	$7.72	$9.62	$9.68

Income from investment operations:
Net investment income	0.1166	0.2054	0.3058	0.4290	0.5107
Net realized and unrealized gains (losses) from investments	(0.0457)	0.2082	(0.3855)	(1.9116)	(0.0686)

Total from investment operations	0.0709	0.4136	(0.0797)	(1.4826)	0.4421

Less distributions:
Dividends paid to stockholders:
From net investment income:	(0.1809)	(0.2436)	(0.3109)	(0.4174)	(0.5021)

Change in net asset value	(0.1100)	0.17	(0.39)	(1.90)	(0.06)

Net asset value, end of year	$7.39	$7.50	$7.33	$7.72	$9.62

Total return	0.97%	5.75%	(0.88)%	(15.95)%	4.67%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$436,485	$682,115	$891,744	$1,044,580	$2,131,889
Ratio of expenses to average net assets	0.67%	0.57%	0.60%	0.50%	0.46%
Ratio of net investment income to average net assets	1.71%	2.88%	4.24%	4.71%	5.28%
Ratio of gross expenses to average net assets*	0.97%	0.87%	0.90%	0.80%	0.76%
Portfolio turnover rate	57%	74%	56%	35%	59%

*	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

39

Ultra Short Fund

	Year Ended October 31,
	2011	2010	2009	2008	2007

Net asset value, beginning of year	$5.16	$5.59	$6.86	$9.61	$9.74

Income from investment operations:
Net investment income	0.0458	0.2737	0.4179	0.4667	0.5137
Net realized and unrealized gains (losses) from investments	(0.0409)	(0.3939)	(1.2717)	(2.7462)	(0.1249)

Total from investment operations	0.0049	(0.1202)	(0.8538)	(2.2795)	0.3888

Less distributions:
Dividends paid to stockholders:
From net investment income:	(0.0749)	(0.3098)	(0.4162)	(0.4705)	(0.5188)

Change in net asset value	(0.0700)	(0.43)	(1.27)	(2.75)	(0.13)

Net asset value, end of period	$5.09	$5.16	$5.59	$6.86	$9.61

Total return	0.10%	(2.25)%	(12.45)%	(24.99)%	4.07%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$7,094	$14,396	$21,115	$39,750	$195,161
Ratio of expenses to average net assets	0.79%	0.63%	0.67%	0.54%	0.48%
Ratio of net investment income to average net assets	1.06%	5.23%	7.07%	5.16%	5.29%
Ratio of gross expenses to average net assets*	1.09%	0.93%	0.97%	0.84%	0.78%
Portfolio turnover rate	83%	66%	10%	32%	36%

*	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

Short U.S. Government Fund

	Year Ended October 31,
	2011	2010	2009	2008	2007

Net asset value, beginning of year	$9.45	$9.49	$9.28	$10.35	$10.37

Income from investment operations:
Net investment income	0.1592	0.2236	0.3548	0.4301	0.5222
Net realized and unrealized gains (losses) from investments	(0.1204)	(0.0115)	0.2069	(1.0594)	(0.0232)

Total from investment operations	0.0388	0.2121	0.5617	(0.6293)	0.4990

Less distributions:
Dividends paid to stockholders:
From net investment income:	(0.1888)	(0.2521)	(0.3517)	(0.4407)	(0.5190)

Change in net asset value	(0.1500)	(0.04)	0.21	(1.07)	(0.02)

Net asset value, end of year	$9.30	$9.45	$9.49	$9.28	$10.35

Total return	0.43%	2.28%	6.17%	(6.71)%	4.93%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$24,738	$26,006	$36,630	$60,534	$132,727
Ratio of expenses to average net assets	0.73%	0.63%	0.59%	0.53%	0.48%
Ratio of net investment income to average net assets	1.71%	2.44%	3.92%	4.33%	5.04%
Ratio of gross expenses to average net assets*	0.73%	0.63%	0.62%	0.53%	0.48%
Portfolio turnover rate	114%	44%	59%	58%	42%

*	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

40

Intermediate Mortgage Fund

	Year Ended October 31,
	2011	2010	2009	2008	2007

Net asset value, beginning of year	$4.52	$5.00	$6.39	$9.12	$9.29

Income from investment operations:
Net investment income	0.0895	0.3162	0.4028	0.4504	0.4810
Net realized and unrealized gains (losses) from investments	(0.0418)	(0.4711)	(1.3925)	(2.7388)	(0.1774)

Total from investment operations	0.0477	(0.1549)	(0.9897)	(2.2884)	0.3036

Less distributions:
Dividends paid to stockholders:
From net investment income:	(0.1077)	(0.3251)	(0.4003)	(0.4416)	(0.4736)

Change in net asset value	(0.0600)	(0.48)	(1.39)	(2.73)	(0.17)

Net asset value, end of year	$4.46	$4.52	$5.00	$6.39	$9.12

Total return	1.09%	(3.27)%	(15.65)%	(25.94)%	3.31%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$25,605	$29,587	$41,109	$80,239	$230,076
Ratio of expenses to average net assets	0.72%	0.57%	0.70%	0.51%	0.48%
Ratio of net investment income to average net assets	2.03%	6.76%	7.41%	5.42%	5.19%
Ratio of gross expenses to average net assets*	0.82%	0.67%	0.80%	0.61%	0.58%
Portfolio turnover rate	174%	115%	32%	18%	39%

*	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

U.S. Government Mortgage Fund

	Year Ended October 31,
	2011	2010	2009	2008	2007

Net asset value, beginning of year	$8.88	$8.82	$8.86	$10.13	$10.18

Income from investment operations:
Net investment income	0.1767	0.3169	0.4225	0.4898	0.5287
Net realized and unrealized gains (losses) from investments	(0.0215)	0.0603	(0.0399)	(1.2772)	(0.0631)

Total from investment operations	0.1552	0.3772	0.3826	(0.7874)	0.4656

Less distributions:
Dividends paid to stockholders:
From net investment income:	(0.2152)	(0.3172)	(0.4226)	(0.4826)	(0.5156)

Change in net asset value	(0.0600)	0.06	(0.04)	(1.27)	(0.05)

Net asset value, end of year	$8.82	$8.88	$8.82	$8.86	$10.13

Total return	1.68%	4.37%	4.41%	(8.11)%	4.69%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$22,875	$23,023	$24,627	$59,835	$131,070
Ratio of expenses to average net assets	0.73%	0.60%	0.68%	0.52%	0.49%
Ratio of net investment income to average net assets	2.01%	3.63%	4.83%	4.96%	5.20%
Portfolio turnover rate	93%	104%	36%	28%	39%

41

Shareholder Reference Information

Distributor

Shay Financial Services, Inc.

230 West Monroe Street

Suite 2810

Chicago, Illinois 60606

Adviser

Shay Assets Management, Inc.

230 West Monroe Street

Suite 2810

Chicago, Illinois 60606

Administrator and Transfer

and Dividend Agent

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

Legal Counsel

Vedder Price P.C.

222 N. LaSalle Street

Chicago, Illinois 60601

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees and Officers

Rodger D. Shay

Trustee and Chairman

Gerald J. Levy

Lead Independent Trustee and Vice Chairman

David F. Holland

Trustee

William A. McKenna, Jr.

Trustee

Maria F. Ramirez

Trustee

Rodger D. Shay, Jr.

Trustee and President

Robert T. Podraza

Vice President, Secretary and Assistant Treasurer

Trent M. Statczar

Treasurer

Rodney L. Ruehle

Chief Compliance Officer

Christine A. Cwik

Assistant Secretary

Eimile J. Moore

Assistant Secretary

Additional information about the Funds may be found in the Statement of Additional Information. The Statement of Additional Information contains more detailed information on the Funds’ investments and operations. The semiannual and annual shareholder reports contain a discussion of the market conditions and the investment strategies that significantly affected the performance of the Funds, except the Money Market Fund, during the last fiscal year, as well as a listing of the Funds’ portfolio holdings and financial statements. These documents may be obtained without charge from the following sources:

By Phone:

1-800-247-9780

By Mail:

Shay Financial Services, Inc.

Attn: Asset Management Fund

230 West Monroe Street

Suite 2810

Chicago, IL 60606

Public Reference Section

Securities and Exchange Commission

Washington, D.C. 20549-0102

(a duplication fee is charged)

In Person:

Public Reference Room

Securities and Exchange Commission

Washington, D.C.

(Call 1-202-551-8090 for more information)

By Internet:

http://www.amffunds.com

http://www.sec.gov (EDGAR Database)

By E-mail:

publicinfo@sec.gov

(a duplication fee is charged)

To request other information about the Funds or to make shareholder inquiries, call 1-800-247-9780

The Statement of Additional Information is incorporated by reference into this Prospectus (is legally a part of this Prospectus).

Investment Company Act file number:	Asset Management Fund	811-03541

42

March 1, 2012

Prospectus

Asset Management Fund

Mutual Funds

Large Cap Equity Fund

Class AMF Shares — IICAX

Class H Shares — IICHX

The Asset Management Fund is regulated by the Investment Company Act of 1940, as amended.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this Prospectus. It is a federal offense to suggest otherwise.

Large Cap Equity Fund

Investment Objectives

The Fund’s primary investment objective is to achieve capital appreciation. The objective of income is secondary.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class AMF		Class H
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%		0.65%
12b-1 Fees	0.25%	*	0.00%
Other Expenses	0.34%	**	0.34%	**

Total Fund Operating Expenses	1.24%		0.99%

*	For the fiscal year ended October 31, 2011 the Distributor voluntarily waived 0.10% of its fees for Class AMF Shares so that the “12b-1 Fees” were 0.15%. With such waiver, the “Total Fund Operating Expenses” were 1.14% for Class AMF Shares. The Distributor expects to continue this waiver through February 28, 2013, but is not contractually obligated to continue the waiver for any specified period.

**	Includes indirect expenses of securities of other mutual funds held by the Fund, if any.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class AMF	$126	$393	$681	$1,500
Class H	$101	$315	$547	$1,213

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

2

Summary

Principal Investment Strategies

The Fund invests primarily in equity securities of U.S.-based companies whose growth, cash flow, earnings and dividend prospects are promising and whose securities are reasonably priced and have the potential for capital appreciation in the opinion of Shay Asset Management, Inc. (the “Adviser”). Specifically, the Adviser looks for companies with strong balance sheets and sustainable earnings growth. In evaluating the prospects for a company’s growth and earnings, the Adviser considers, among other things, the company’s historical performance and growth strategy, the growth rate of the industries in which it operates and the markets into which it sells, the nature of its competitive environment, technological developments and trends in market share. In attempting to determine reasonable price levels for a company’s securities, the Adviser utilizes a variety of measurement methods, including discounted cash flow analysis of expected earnings streams and an evaluation of the company’s price-to-earnings ratio.

The equity securities in which the Fund invests consist primarily of dividend-paying common stocks of large-capitalization companies. The Fund considers large capitalization companies to be those with market capitalizations in excess of $8 billion. The Fund may invest up to 20% of its assets in equity securities of smaller companies. The equity securities in which the Fund may invest also include common stocks that do not pay dividends, preferred stocks and corporate debt securities convertible into common stock.

Under normal market conditions, it is the Fund’s policy to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes (measured at the time of such investment), in the equity securities of large-capitalization companies and, to the extent reasonably practicable, at least 80% of its assets in common stock. However, if the Adviser deems it beneficial for defensive purposes during adverse market, economic or other conditions, the Fund may invest up to 100% of its assets temporarily in non-equity securities, such as investment grade corporate bonds, commercial paper and U.S. Government Securities. In taking this action, the Fund would reduce its exposure to fluctuations and risks in the market for equity securities and would increase its exposure to fluctuations and risks of the market for debt securities. These defensive actions would reduce the benefit from any upswing in the equity markets and, if the Adviser does not correctly anticipate fluctuations in the equity and debt securities markets, may not contribute to the achievement of the Fund’s investment objectives.

3

Principal Risks

It is possible to lose money by investing in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Company Risk	The market values of corporate securities vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company’s stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund’s long-term performance.

Management Risk	The Fund is subject to management risk due to the active nature of its management. The Adviser will apply investment techniques, experience and risk analyses in making investment decisions for the Fund. However, there is no guarantee that the techniques and analyses applied by the Adviser will achieve the investment objectives.

Market Risk	The value of the securities owned by the Fund can increase and decrease quickly at unexpected times. The value can change as the result of a number of factors, including market-wide risks, industry-specific risk (i.e., labor shortages and/or stoppages, greater costs of production and/or competitive forces or conditions) or issuer-specific risk. Equity securities generally have greater price volatility than fixed income securities.

Style Risk	The Fund emphasizes dividend-paying common stocks of larger capitalization U.S. companies that meet the quality criteria of the Adviser. If larger capitalization stocks held by the Fund fall out of favor, the Fund’s returns could trail returns of the overall stock market or other funds. The Fund may at times hold securities of companies in the same or related market sectors, such as consumer staples, and its performance may suffer if those sectors underperform the overall stock market.

Fund Performance History

The bar chart shows how the performance of Class AMF shares of the Fund has varied over time. The bar chart depicts the change in performance of Class AMF shares of the Fund from year-to-year during the periods indicated. On February 20, 2009, the John Hancock Large Cap Select Fund was reorganized into the Large Cap Equity Fund. Class H shares commenced operations as of the date of the reorganization. Class AMF shares and Class H shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the returns of the Class AMF shares would be lower than the returns of the Class H shares, due to differing expenses between the share classes.

On January 8, 2007, Asset Management Fund Large Cap Equity Institutional Fund, Inc. (the “Predecessor Fund”) was reorganized into the Large Cap Equity Fund. The Fund had no operations prior to the reorganization. The Predecessor Fund was a diversified open-end management investment company incorporated under the laws of the State of New York. Financial and performance information included in this Prospectus for the period prior to January 8, 2007, is that of the Predecessor Fund.

4

Summary

The Class AMF shares of the Fund and the Predecessor Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The chart and table assume reinvestment of dividends and distributions.

Annual Returns for the Years Ended December 31

During the period shown in the bar chart, the highest return for a quarter was 13.74% (quarter ended 6/30/09) and the lowest return for a quarter was -18.59% (quarter ended 12/31/08).

Average Annual Total Returns.

The following table compares the Fund’s average annual total returns of Class AMF and Class H shares of the Fund for the periods ended December 31, 2011, to a broad-based securities market index (which unlike the Fund has no fees or expenses).

	1 Year	5 Years	10 Years*
Large Cap Equity Fund, Class AMF (before taxes)	8.17%	1.15%	1.96%
Large Cap Equity Fund, Class AMF (after taxes on distributions)**	7.61%	0.46%	1.14%
Large Cap Equity Fund, Class AMF (after taxes on distributions and redemptions)**	6.04%	0.86%	1.48%
S&P 500 Index	2.11%	-0.25%	2.92%

	1 Year	Since Inception*
Large Cap Equity Fund, Class H (before taxes)	8.34%	19.54%
Large Cap Equity Fund, Class H (after taxes on distributions)**	7.76%	19.13%
Large Cap Equity Fund, Class H (after taxes on distributions and redemptions)**	6.18%	16.95%
S&P 500 Index	2.11%	21.25%

*	The performance shown above is based on the performance of Class AMF shares of the Fund since its inception on January 8, 2007 and the Predecessor Fund for periods before January 8, 2007. Class H shares commenced operations on February 20, 2009.

**	After-tax returns are calculated using the applicable highest marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns on distributions and redemptions may be higher than after-tax returns on distributions due to tax credits for realized losses a shareholder may experience upon the redemption of fund shares.

Management

Shay Assets Management, Inc. (the “Adviser”) serves as investment adviser to the Fund.

The portfolio managers responsible for the day-to-day management of the Fund’s investments are John J. McCabe, Senior Vice President and Chief Investment Strategist (Equity) and Mark F. Trautman, Vice President and Senior Portfolio Manager. Mr. McCabe has served on the Fund’s portfolio management team since 1991. Mr. Trautman has served on the Fund’s portfolio management team since 1993.

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem shares of the Fund on any day on which the New York Stock Exchange is open for business (“Business Day”).

Shares of the Fund may be purchased through a financial intermediary or by completing an application which can be acquired at www.amffunds.com. After a complete application form has been received and processed, orders to purchase shares of the Fund may be made by telephoning The Northern Trust Company, the Fund’s “Transfer Agent”, at (800) 247-9780.

5

Shareholders may exchange or redeem their shares by telephoning the Transfer Agent on any Business Day by calling (800) 247-9780. Shares may also be exchanged or redeemed by sending a written request to the AMF Funds, P.O. Box 803046, Chicago, Illinois 60680-4594.

For Class AMF shareholders not enrolled in the Automatic Investment Plan (the “Plan”), the minimum initial investment in the Fund is $2,500 with a minimum investment balance of $1,000. For Class AMF shareholders enrolled in the Plan at the time of purchase, the minimum initial investment in the Fund is $1,000 (with a minimum monthly contribution to the Plan of $100). For Class AMF shareholders, the minimum subsequent investment for all accounts is $100. For Class H shareholders, the minimum initial investment in the Fund is $50 million and there is no minimum investment balance required. Subsequent purchases in the Fund may be made in any amount by Class H shareholders. Asset Management Fund (the “Trust”) and its designated agents reserve the right to accept a lesser initial investment in their sole and absolute discretion. The Board of Trustees may determine to impose a minimum investment balance for Class H shares at any time.

Tax Information

The Fund intends to distribute all its net investment income and net capital gains, if any, to its shareholders. Distributions of net investment income, other than “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information

Investment Information

Additional Information Regarding Investment Strategies

Securities Selection

The Adviser selects equity securities whose growth, cash flow, earnings and dividend prospects are promising and whose securities are reasonably priced and have the potential for capital appreciation in the opinion of the Adviser. The Adviser looks for companies with strong balance sheets and sustainable earnings growth. In evaluating the prospects for a company’s growth and earnings, the Adviser considers, among other things, the company’s historical performance and growth strategy, the growth rate of the industries in which it operates and the markets into which it sells, the nature of its competitive environment, technological developments and trends in market share. In attempting to determine reasonable price levels for a company’s securities, the Adviser utilizes a variety of measurement methods, including discounted cash flow analysis of expected earnings streams and an evaluation of the company’s price-to-earnings ratio.

There is no guarantee that the Adviser’s security selection techniques will achieve the Fund’s investment objectives.

Temporary Defensive Strategies

For temporary or defensive purposes, the Fund may invest up to 100% of its assets temporarily in non-equity securities, such as investment grade corporate bonds, commercial paper and U.S. Government securities. In taking this action, the Fund would reduce its exposure to fluctuations and risks in the market for equity securities and would increase its exposure to fluctuations and risks of the market for debt securities. These defensive actions would reduce the benefit from any upswing in the equity markets and, if the Adviser does not correctly anticipate fluctuations in the equity and debt securities markets, may not contribute to the achievement of the Fund’s investment objectives.

6

Trust and Fund Information

Investment Adviser

Investment decisions for the Fund are made by Shay Assets Management, Inc. a wholly-owned subsidiary of Shay Investment Services, Inc., a closely-held corporation majority-owned by Rodger D. Shay and Rodger D. Shay, Jr. The Adviser, which is located at 230 West Monroe Street, Suite 2810, Chicago, Illinois 60606, is registered under the Investment Advisers Act of 1940, as amended, and managed, as of December 31, 2011, approximately $82 million in assets. The Adviser is responsible for placing purchase and sale orders for portfolio instruments.

Advisory Fee Expenses

The Fund pays an annual advisory fee based upon a percentage of average daily net assets. For the fiscal year ended October 31, 2011, the annual advisory fee paid by the Fund was 0.65% of average daily net assets.

A discussion regarding the basis for the Board of Trustees renewing the Fund’s investment advisory agreement will be contained in the Trust’s most recent shareholder report for the semi-annual period ended April 30.

Portfolio Managers

The portfolio managers of the Adviser manage the Fund’s investments as a team. The portfolio managers responsible for the day-to-day management of the Fund’s investments are John J. McCabe and Mark F. Trautman.

Mr. McCabe, Senior Vice President and Chief Investment Strategist (Equity) of the Adviser, provides macro-economic advice in connection with the management of the Fund. Mr. McCabe has been a part of the portfolio management team for the Fund since 1991. He joined the Adviser in May 1995, and prior thereto he served as Senior Vice President and Chief Investment Officer of Nationar, the Fund’s former Adviser. Mr. McCabe is a director and past President of the New York Society of Security Analysts, a past director of the Financial Analysts Federation and a member and founding Governor of the Association for Investment Management and Research. Mr. McCabe also served as a portfolio manager of John Hancock Large Cap Select Fund and its predecessor, M.S.B. Fund, Inc., from 1993 to 2009.

Mr. Trautman, Vice President of the Adviser, is primarily responsible for the day-to-day management of the Fund’s portfolio investments. Mr. Trautman has been responsible for the management of the portfolio since 1993. He joined the Adviser in May 1995, and prior thereto he served as Director of Mutual Fund Investments for the Fund’s former Adviser, Nationar. Mr. Trautman also served as a portfolio manager of John Hancock Large Cap Select Fund and its predecessor, M.S.B. Fund, Inc. from 1993 to 2009.

Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund is available in the Statement of Additional Information (see “Investment Adviser-Portfolio Managers” in the Statement of Additional Information).

Pending Legal Matters Relating to Investment Adviser and Distributor

On December 28, 2010, West Texas National Bank (“WTNB”) commenced a FINRA arbitration proceeding against Shay Financial, Shay Assets Management, Inc., and Shay Investment Services, Inc. WTNB alleges violation of state securities laws, negligent misrepresentation, breach of fiduciary duty, and other theories, and seeks damages in excess of approximately $27.6 million relating to alleged losses from investments in mortgage-backed securities.

On August 18, 2011, Citizens Community Federal (“CCF”) commenced a FINRA arbitration proceeding against Shay Financial. CCF alleges breach of fiduciary duties, negligent misrepresentation, and seeks damages in excess of approximately $14 million relating to alleged losses from investments in mortgage-backed securities.

On September 12, 2011, El Dorado Savings Bank (“EDSB”) commenced a FINRA arbitration proceeding against Shay Financial, Rodger D. Shay, and Rodger D. Shay Jr. EDSB alleges violations of federal and state securities laws, and other theories, seeking damages in excess of approximately $3-$5 million for alleged losses on investments in AMF Funds.

7

On November 11, 2011, Town North Bank, N.A. (“TNB”) commenced a civil action in the U.S. District Court, Northern District of Texas, against Shay Financial and others. TNB alleges violations of federal securities law, fraud, and breach of fiduciary duty, and seeks approximately $64 million in damages from Shay Financial relating to alleged losses from investments in mortgage-backed securities and collateralized debt obligations.

There is no assurance that additional legal actions arising out of these circumstances will not be filed against Shay Assets Management, Inc., Shay Financial Services Inc., Rodger D. Shay and/or Rodger D. Shay, Jr. The Adviser and Distributor are unable to predict the potential range of monetary exposure, if any, but believe that claims asserted in each of the above-referenced actions are without merit and each intends to vigorously defend itself against all actions. However, an unfavorable result could have a material adverse effect on the Adviser and the Distributor.

Net Asset Value

The Fund’s net asset value per share fluctuates daily. It is determined by dividing the value of all securities and all other assets, less liabilities, by the number of shares outstanding. The Fund uses market prices in valuing portfolio securities, but may use fair value estimates if reliable market prices are unavailable. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale.

Investing in the Fund

Share Purchases

Shares of the Fund may be purchased through a financial intermediary or by completing an application which can be acquired at www.amffunds.com. After a complete application form has been received and processed, orders to purchase shares of the Fund may be made by telephoning The Northern Trust Company at (800) 247-9780.

Purchase orders are accepted on each Business Day and become effective upon receipt and acceptance by the Trust. As used in this Prospectus, the term “Business Day” means any day on which The New York Stock Exchange is open. Payment may be in the form of federal funds or checks. Wire transfer instructions for federal funds should be as follows:

Northern Trust Bank, Chicago, IL

ABA# 071000152

Ref: Account Number 5201680000

For purchase of Asset Management Fund, Large Cap Equity Fund – Class { }

From: (Name of Investor)

Reference (//1038 (shareholder fund and shareholder account number))

$(Amount to be invested)

For investors seeking next day settlement, the purchase order must be received on a Business Day before 4:00 p.m., Eastern time (“ET”), and payment must be received by The Northern Trust Company by 4:00 p.m., ET, on the next Business Day after the purchase order was received. Payment must be received by The Northern Trust Company by 4:00 p.m., ET, on the Business Day designated for settlement or the order will be cancelled. Shareholders receive the net asset value next calculated on the day the order is received and accepted.

In certain circumstances, such as when the New York Stock Exchange closes early, the officers of the Trust may set an earlier cut-off time for orders eligible for next day settlement.

Orders accompanied by check, including your name and account number, should be sent to AMF Funds, P.O. Box 803046, Chicago, Illinois 60680-4594, and will receive the net asset value next computed after receipt of the order. If shares being redeemed were purchased by check, the Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. The Fund does not accept third party checks, starter checks, money orders, cash, currency or monetary instruments in bearer form. The Fund reserves the right to reject or restrict any specific purchase or exchange request.

A purchase order is considered binding upon the investor. If payment is not timely received, the Trust may hold the investor responsible for any resulting losses or expenses the Trust incurs. In addition, the Trust and/or its

8

designated agents may prohibit or restrict the investor from making future purchases of the Trust’s shares. The Trust’s designated agents reserve the right to reimburse the Trust in their sole and absolute discretion on behalf of an investor for losses or expenses incurred by the Trust as a result of the investor’s failure to make timely payment.

Any federal funds received in respect of a cancelled order will be returned upon instructions from the sender without any liability to the Trust and/or its designated agents. If it is not possible to return such federal funds the same day, the sender will not have the use of such funds until the next day on which it is possible to effect such return. The Trust and/or its designated agents reserve the right to reject any purchase order.

Purchasing Shares through a Shareholder Servicing Agent

Shares of the Fund may be available through certain financial institutions (each such institution is a “Shareholder Servicing Agent”). The Fund has authorized one or more Shareholder Servicing Agents to receive purchase, exchange or redemption orders on its behalf, and the Shareholder Servicing Agents are authorized to designate other agents to receive purchase, exchange or redemption orders on behalf of the Fund. A Shareholder Servicing Agent may impose transaction or administrative charges or other direct fees and may have different minimum transaction amounts. Therefore, you should contact the Shareholder Servicing Agent acting on your behalf concerning the fees (if any) charged in connection with a purchase, exchange or redemption of shares and you should read this Prospectus in light of the terms governing your accounts with the Shareholder Servicing Agent. A Shareholder Servicing Agent will be responsible for promptly transmitting client or customer purchase, exchange and redemption orders to the Fund in accordance with its agreements with the Fund or its designated agents and with clients and customers.

Certain Shareholder Servicing Agents, who have entered into agreements with the Fund, or if applicable its designated agents, may enter confirmed purchase orders on behalf of clients and customers for the Fund. If payment is not received in a timely manner, the Shareholder Servicing Agent could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase, exchange or redemption order when a Shareholder Servicing Agent, or if applicable its designated agent, receives a purchase, exchange or redemption order. An order received will be priced at the Fund’s net asset value next computed after it is received by the Shareholder Servicing Agent or its authorized designee.

For further information as how to direct a Shareholder Servicing Agent to purchase, exchange or redeem shares of the Fund on your behalf, you should contact your Shareholder Servicing Agent.

Anti-Money Laundering Program

The Trust is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Trust may be required to hold the account of an investor if the investor appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a government agency.

Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, street address, date of birth, taxpayer identification number or other identifying information for investors who open an account with the Trust. Financial institutions as defined at 31 U.S.C. 5312(a)(2) regulated by a federal functional regulator or a bank regulated by a state bank regulator are not subject to the customer identification requirements. The Trust may also ask to see other identifying documents. Applications without this information may not be accepted and orders will not be processed. Pending verification of the investor’s identity, the Trust will require a signature guarantee in order to process redemption requests. The Trust reserves the right to place limits on transactions in any account until the identity of the investor is verified; to refuse an investment in the Trust or involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. The Trust and its agents will not be responsible for any loss resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

9

Minimum Investment Required

For Class AMF shareholders not enrolled in the Automatic Investment Plan (the “Plan”), the minimum initial investment in the Fund is $2,500 with a minimum investment balance of $1,000. For Class AMF shareholders enrolled in the Plan at the time of purchase, the minimum initial investment in the Fund is $1,000 (with a minimum monthly contribution to the Plan of $100). For Class AMF shareholders, the minimum subsequent investment for all accounts is $100. For Class H shareholders, the minimum initial investment in the Fund is $50 million and there is no minimum investment balance required. Subsequent purchases in the Fund may be made in any amount by Class H shareholders. The Trust and its designated agents reserve the right to accept a lesser initial investment in their sole and absolute discretion.

What Shares Cost

Shares of the Fund are sold at their net asset value next determined after the purchase order is received. There is no sales charge imposed by the Fund. The net asset value is determined each Business Day at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m., Eastern Time).

Shares may be purchased through accounts established with investment professionals, such as banks or brokers. Investment professionals may charge additional fees directly to the investor for these services.

Dividends

The Fund typically declares and pays income dividends at least quarterly. Net capital gains, if any, of the Fund are generally declared and paid once each year and reinvested in additional shares of the Fund, or, at the shareholder’s option, paid in cash.

Frequent Purchases and Redemptions of Fund Shares

Frequent purchases and redemptions of the Fund’s shares may present risks to other shareholders of the Fund. These risks include disruption of portfolio investment strategies, with potential resulting harm to performance, and increased trading costs or Fund expenses. The Fund discourages, and has established policies and procedures designed to detect and deter, frequent trading that may be harmful to shareholders for other than legitimate liquidity needs. Under the Fund’s policies and procedures approved by the Board of Trustees, (i) trading activity in shareholder accounts, except accounts held in the name of a financial intermediary, that meet thresholds set by the Adviser based on the frequency and size of transactions in the account during a specified time period may be reviewed to assess whether the frequent trading in the account may be harmful to other shareholders and is pursued for the purpose of attempting to profit from anticipated short-term market moves up or down (“market timing”); (ii) the Adviser on behalf of the Fund reserves the right to reject or restrict any purchase order or exchange, including any frequent trading believed to constitute market timing; and (iii) the Fund, Adviser and Distributor are prohibited from entering into any agreement that would permit or facilitate market timing in the Fund. The Fund’s policies and procedures direct the Adviser to establish specific procedures to detect and deter market timing in order to implement the Fund’s frequent trading policies and procedures. Although these efforts are designed to deter frequent purchases and redemptions of Fund shares pursued for purposes of market timing, there is no assurance that these policies and procedures will be effective. These policies and procedures may be modified or terminated at any time without notice to shareholders.

Shares of the Fund may be held in the name of a financial intermediary. These accounts may be comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Fund. With respect to accounts held through intermediaries, such intermediaries generally are contractually obligated to provide the Fund with certain shareholder trading information. However, the Fund cannot directly control activity through all channels and is dependent on intermediaries to enforce the Fund’s policies and procedures. In certain cases, intermediaries may be unable to implement these policies or may not be able to implement policies and procedures in the same manner as the Fund due to system or other constraints or issues. Shareholders who invest through omnibus accounts may be subject to policies and procedures that differ from those applied by the Fund to direct shareholders.

10

Redeeming Shares

The Fund redeems shares at the net asset value next determined after the Transfer Agent receives the redemption request. Redemptions may be made on Business Days. Redemption requests must be received in proper form and can be made by telephone or in writing.

Telephone Redemption

Shareholders may redeem their shares by telephoning the Transfer Agent on a Business Day. Call (800) 247-9780. Shareholders may experience difficulties contacting the Transfer Agent during drastic economic events, political uncertainty or national tragedies. At such times, shareholders may also call (800) 527-3713. In addition, shareholders can submit written requests for redemption as described under “Written Requests.” Net asset value is determined each Business Day at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m., ET).

Written Requests

Shares may also be redeemed by sending a written request to the AMF Funds, P.O. Box 803046, Chicago, Illinois 60680-4594.

Signatures

Signatures on written redemption requests must be guaranteed by one of the following:

•	a Federal Home Loan Bank

•	a savings association or a savings bank

•	a trust company or a commercial bank

•	a member firm of a domestic securities exchange or a registered securities association

•	a credit union or other eligible guarantor institution

In certain instances, the Transfer Agent may request signature guarantees or additional documentation believed necessary to insure proper authorization. The additional documentation may include a copy of a current corporate resolution, articles of incorporation and other appropriate documentation indicating which officers, directors, trustees or persons are authorized to act for a legal entity. Shareholders with questions concerning documentation should call the Transfer Agent at (800) 247-9780.

Receiving Payment

Proceeds of written redemption requests are sent at the same time and in the same manner as for telephone redemptions, based on the time of the receipt in proper form.

Involuntary Redemption

The Trust reserves the right to redeem all of a Class AMF shareholder’s shares of the Fund after providing written notice if the total value of the shareholder’s Class AMF shares is less than the minimum investment balance ($1,000) as determined on an annual basis, unless the shareholder purchases additional shares to reach the minimum investment balance ($1,000) or enrolls in the Automatic Investment Plan.

Redemption in Kind

The Fund reserves the right to make a “redemption in kind” — payment in portfolio securities rather than cash — if the Board of Trustees determines that the orderly liquidation of securities owned by the Fund is impracticable, or payment in cash would be prejudicial to the best interests of the remaining shareholders of the Fund. Pursuant to an election made by the Trust pursuant to Rule 18f-1 under the Investment Company Act of 1940, it is the policy of the Fund to effect redemption requests in an amount up to $250,000 over a ninety-day period in cash. Redemptions in excess of this amount may be effected in-kind. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

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Exchanges

Shareholders may exchange shares of the Fund for shares in another fund of the Trust by telephoning the Transfer Agent on a Business Day. Call (800) 247-9780. Exchanges may also be made by written request as previously described under “Written Requests.” The minimum amount for an exchange is the minimum initial investment of the fund whose shares are being acquired; provided, however, that the Trust and/or its designated agents reserve the right to accept exchanges below the minimum in their sole and absolute discretion. Exchanges will be effected at the relative net asset values next determined after receipt of an exchange request in proper form. Shareholders exchanging out of the Fund will receive dividends in the Fund through the date the exchange is effected and will begin receiving dividends in the other fund the next Business Day. An exchange between funds will generally result in a capital gain or loss, since for federal income tax purposes an exchange is treated as a sale of the shares of the fund from which the exchange is made and a purchase of the shares of the fund into which the exchange is made.

The availability of the exchange privilege is subject to the purchase and redemption policies and current operating practices of each fund. For example, a shareholder may not exchange into a fund that is closed to purchases and a shareholder may not exchange out of a fund that is currently satisfying redemptions under the redemptions in kind provisions.

The Trust reserves the right to amend or terminate this privilege with notice to shareholders.

Shareholder Information

Voting Rights

The Trust currently offers seven funds: the Money Market Fund, the Ultra Short Mortgage Fund, the Ultra Short Fund, the Short U.S. Government Fund, the Intermediate Mortgage Fund, the U.S. Government Mortgage Fund and the Large Cap Equity Fund. The shares of the other funds are offered in separate prospectuses. Shares of each fund represent interests only in the corresponding fund and have equal voting rights within each fund. The Large Cap Equity Fund is the only fund of the Trust that has two classes of shares: Class AMF shares and Class H shares. Shares of each class of the Large Cap Equity Fund have equal voting rights within each class and within the Fund. The Trust’s First Amended and Restated Declaration of Trust provides that on any matter submitted to a vote of shareholders, all shares, irrespective of fund or class, shall be voted in the aggregate and not by fund or class, except that (i) as to any matter with respect to which a separate vote of any fund or class is permitted or required by the Investment Company Act of 1940, as amended, or the document establishing and designating that fund or class, such requirements as to a separate vote by that fund or class shall apply in lieu of the aggregate voting as described above, and (ii) as to any matter which does not affect the interest of a particular fund or class, only shareholders of the affected fund or class shall be entitled to vote thereon. The Bylaws of the Trust require that a special meeting of shareholders be held upon the written request of shareholders holding not less than 10% of the issued and outstanding shares of the Trust (or the fund or classes thereof).

Disclosure of Information Regarding Portfolio Holdings

A description of the Trust’s policy with respect to disclosure of information regarding the portfolio holdings of the Fund is available in the Statement of Additional Information (see “Disclosure of Information Regarding Portfolio Holdings” in the Statement of Additional Information).

Federal Income Tax Information

The Fund intends to remain qualified as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), for its future taxable years so long as such qualification is in the best interests of shareholders. If the Fund so qualifies, it will not pay federal income tax on the income and capital gains that it distributes to its shareholders.

The Fund intends to distribute all its net investment income and net capital gains, if any, to its shareholders. Unless otherwise exempt, shareholders are required to pay federal income tax on any taxable dividends and distributions received. This applies whether dividends or distributions are received in cash or as additional shares.

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Distributions of net investment income, other than “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates. For taxable years beginning before January 1, 2013, distributions designated as qualified dividend income are generally taxed to non-corporate investors at federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements contained in the Code are satisfied. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain regardless of how long the shareholder has held Fund shares. For taxable years beginning before January 1, 2013, long-term capital gain is taxable to non-corporate shareholders at a maximum federal income tax rate of 15%. Unless Congress enacts legislation providing otherwise, long-term capital gain will be taxable to non-corporate shareholders at a maximum federal income tax rate of 20% for taxable years beginning on or after January 1, 2013. Distributions of net short-term capital gain (i.e., net short-term capital gain less any net long-term capital loss) are taxable as ordinary income regardless of how long the shareholder has held Fund shares. Dividends paid by the Fund may qualify in part for the “dividends received deduction” available to corporate shareholders, provided certain holding period and other requirements are satisfied.

Dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received by shareholders on December 31 of the calendar year declared. Information on the federal income tax status of dividends and distributions is provided annually.

If a shareholder purchases shares of the Fund shortly before a dividend or distribution, the shareholder will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.”

Unless a shareholder is exempt from federal income tax, a redemption or exchange of Fund shares is generally a taxable event. Depending on the purchase price and the sale price of the shares of the shareholder sells or exchanges, the shareholder may have a gain or a loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if the shares were held for more than one year. If the shares were held for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss.

The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications or if the Fund or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability provided the appropriate information is furnished to the Internal Revenue Service.

Dividends and distributions may be subject to state and local taxes.

Prospective shareholders of the Fund should consult with their own tax advisers concerning the effect of owning shares of the Fund in light of their particular tax situation.

13

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Large Cap Equity Fund’s Class AMF and Class H shares for the past five years. Information in the table below reflects financial results for a single AMF Class share outstanding throughout each period. The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Class AMF shares of the Fund for the periods ended October 31, 2011, October 31, 2010, October 31, 2009, October 31, 2008 and 2007 has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request. The information for the Class AMF Shares of the Fund for the year ended December 31, 2006 has been derived from the Predecessor Fund’s financial statements and was audited by the Predecessor Fund’s independent registered public accounting firm.

	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008	Ten Months Ended October 31, 2007*		Year Ended December 31, 2006
Net asset value, beginning of year	$7.95	$7.11	$6.89	$10.47	$10.01		$9.77

Income from investment operations:
Net investment income	0.11	0.09	0.09	0.09	0.05		0.01
Net realized and unrealized gains (losses) from investments	0.58	0.85	0.37	(2.57)	0.46		1.35

Total from investment operations	0.69	0.94	0.46	(2.48)	0.51		1.36

Less distributions:
Dividends paid to stockholders:
From net investment income:	(0.11)	(0.10)	(0.10)	(0.12)	(0.05)		(0.02)
From net realized gains on investments	0.00	0.00	(0.14)	(0.98)	—		(1.10)
Tax return of capital	—	—	—	—	—		— (a)

Total distributions	(0.11)	(0.10	(0.24)	(1.10)	(0.05)		(1.12)

Change in net asset value	0.58	0.84	0.22	(3.58)	0.46		0.24

Net asset value, end of year	$8.53	$7.95	$7.11	$6.89	$10.47		$10.01

Total return	8.66%	13.35%	7.16%	(26.23%)	5.11	%(b)	13.83%
Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$76,905	$88,368	$76,669	$39,428	$57,461		$66,161
Ratio of net expenses to average net assets	1.14%	1.04%	1.24%	0.97%	1.18	%(c)	1.68%
Ratio of net investment income to average net assets	1.25%	1.23%	1.39%	1.08%	0.60	%(c)	0.09%
Ratio of gross expenses to average net assets**	1.24%	1.15%	1.45%	1.07%	1.27	%(c)	—
Portfolio turnover rate	7%	14%	14%	14%	13%		10%

*	In connection with the reorganization of the AMF Large Cap Equity Institutional Fund, Inc. (the Predecessor Fund) into the Large Cap Equity Fund on January 8, 2007, the Net Asset Value (NAV) of the Predecessor Fund changed to $10.00 per share. Shareholders received the number of shares of Large Cap Equity Fund equal in value to the number of shares held in the Predecessor Fund. The amounts presented prior to this date have been restated to reflect the change in NAV as a result of the reorganization.
**	During the period, certain fees were voluntarily reduced. If such voluntarily fee reductions had not occurred, the ratios would have been as indicated.
(a)	Distributions per share were less than $0.005.
(b)	Not annualized.
(c)	Annualized

14

The financial highlights table is intended to help you understand the financial performance of the Large Cap Equity Fund’s Class H shares. Information in the table below reflects financial results for a single H Class share outstanding throughout each year. The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Class H shares of the Fund for the years ended October 31, 2011 and October 31, 2010 and the period ended October 31, 2009 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request.

	Year Ended October 31, 2011	Year Ended October 31, 2010	Period Ended October 31, 2009(a)

Net asset value, beginning of year	$7.95	$7.11	$5.52

Income from investment operations:

Net investment income	0.12	0.11	0.07

Net realized and unrealized gains (losses) from investments	0.58	0.85	1.59

Total from investment operations	0.70	0.96	1.66

Less distributions:

Dividends paid to stockholders:

From net investment income:	(0.12)	(0.12)	(0.07)

Change in net asset value	0.58	0.84	1.59

Net asset value, end of period	$8.53	$7.95	$7.11

Total return	8.83%	13.59%	30.22	%(b)

Ratios/Supplemental Data:

Net assets, end of year (in 000’s)	$3,440	$2,937	$2,584

Ratio of net expenses to average net assets	0.99%	0.85%	0.90	%(c)

Ratio of net investment income to average net assets	1.39%	1.41%	1.56	%(c)

Ratio of gross expenses to average net assets*	0.99%	0.90%	1.05	%(c)

Portfolio turnover rate	7%	14%	14	%(d)

*	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)	For the period February 20, 2009 (Commencement of operations) through October 31, 2009.
(b)	Not annualized.
(c)	Annualized.
(d)	The portfolio turnover rate represents the full year period of November 1, 2008 through October 31, 2009.

[This Space Intentionally Left Blank.]

15

Shareholder Reference Information

Distributor

Shay Financial Services, Inc.

230 West Monroe Street

Suite 2810

Chicago, Illinois 60606

Adviser

Shay Assets Management, Inc.

230 West Monroe Street

Suite 2810

Chicago, Illinois 60606

Administrator and Transfer and Dividend Agent

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

Legal Counsel

Vedder Price P.C.

222 North LaSalle Street

Chicago, Illinois 60601

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees and Officers

Rodger D. Shay

Trustee and Chairman

Gerald J. Levy

Lead Independent Trustee and Vice Chairman

David F. Holland

Trustee

William A. McKenna, Jr.

Trustee

Maria F. Ramirez

Trustee

Rodger D. Shay, Jr.

Trustee and President

Robert T. Podraza

Vice President, Secretary and Assistant

Treasurer

Trent M. Statczar

Treasurer

Rodney L. Ruehle

Chief Compliance Officer

Eimile J. Moore

Assistant Secretary

Christine A. Cwik

Assistant Secretary

Additional information about the Fund may be found in the Statement of Additional Information. The Statement of Additional Information contains more detailed information on the Fund’s investments and operations. The semi-annual and annual shareholder reports will contain a discussion of the market conditions and the investment strategies that significantly affected the performance of the Fund, during the last fiscal year, as well as a listing of the Fund’s portfolio holdings and financial statements. These documents, when available, may be obtained without charge from the following sources:

By Phone:

1-800-247-9780

By Mail:

Asset Management Fund

P.O. Box 803046

Chicago, Illinois 60680-5584

Public Reference Section

Securities and Exchange Commission

Washington, D.C. 20549-0102

(a duplication fee is charged)

In Person:

Public Reference Room

Securities and Exchange Commission

Washington, D.C.

(Call 1-202-551-8090 for more information)

By Internet:

http://www.amffunds.com

http://www.sec.gov (EDGAR Database)

By E mail:

publicinfo@sec.gov

(a duplication fee is charged)

To request other information about the Fund or to make shareholder inquiries, call 1-800-247-9780.

The Statement of Additional Information is incorporated by reference into this Prospectus (is legally a part of this Prospectus).

Investment Company Act file number:	Asset Management Fund	811-03541

ASSET MANAGEMENT FUND

STATEMENT OF ADDITIONAL INFORMATION

MARCH 1, 2012

Money Market Fund - ASLXX

Ultra Short Mortgage Fund - ASARX

Ultra Short Fund - AULTX

Short U.S. Government Fund - ASITX

Intermediate Mortgage Fund - ASCPX

U.S. Government Mortgage Fund - ASMTX

Large Cap Equity Fund – Class AMF/IICAX – Class H/IICHX

230 WEST MONROE STREET, SUITE 2810, CHICAGO, ILLINOIS 60606

The Money Market Fund, the Ultra Short Mortgage Fund, the Ultra Short Fund, the Short U.S. Government Fund, the Intermediate Mortgage Fund, the U.S. Government Mortgage Fund and the Large Cap Equity Fund (each, a “Fund” and collectively, the “Funds”) are each a portfolio of Asset Management Fund (the “Trust”), a professionally managed, diversified, open-end investment company. Each Fund is represented by a series of shares separate from those of the Trust’s other series.

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectuses for the Funds, dated March 1, 2012 (the “Prospectuses”), copies of which may be obtained from the Trust at 230 W. Monroe Street, Suite 2810, Chicago, Illinois 60606.

The financial statements, notes and report of the independent registered public accounting firm pertaining to each Fund, which appear in the Trust’s 2011 Annual Report to Shareholders, are incorporated herein by reference. The Trust’s 2011 Annual Report is available, without charge, upon request by calling 1-800-247-9780.

i

Capitalized terms not defined in this Statement of Additional Information and defined in the Prospectuses shall have the meanings defined in the Prospectuses. The term Mortgage Securities Funds refers to the Ultra Short Mortgage Fund, the Intermediate Mortgage Fund and the U.S. Government Mortgage Fund.

TRUST HISTORY

The Trust is a Delaware statutory trust operating under a First Amended and Restated Declaration of Trust dated September 22, 2006. The Trust was formerly a Maryland corporation, which commenced operations on November 9, 1982. In September 1994, the Trust changed its name from Asset Management Fund for Financial Institutions, Inc. to Asset Management Fund, Inc. and on September 30, 1999, as part of the reorganization into a Delaware statutory trust, changed its name to Asset Management Fund. The Trust is an open-end, management investment company and each of the Funds is diversified.

THE FUNDS’ OBJECTIVES AND INVESTMENT POLICIES

Notwithstanding anything to the contrary in this Statement of Additional Information or the Prospectuses, each Fund, except the Ultra Short Fund and the Large Cap Equity Fund, limits its investments and investment techniques so as to qualify for investment without specific statutory limitation by national banks, federal savings associations and federal credit unions under current applicable federal laws and regulations. The Ultra Short Fund limits its investments and investment techniques so as to qualify for investment by national banks and federal savings associations subject to applicable regulatory limits under current applicable federal laws and regulations. Under the policies adopted by the Board of Trustees, permissible investments for the Funds include those described in the Prospectuses, together with the following, as long as principal and interest on such investments are not in default.

Repurchase Agreements. Each Fund may, subject to its investment policies enter into repurchase agreements, under which it may acquire obligations of the U.S. Government or other obligations subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund’s holding period. If the seller defaults on its obligation to repurchase the underlying instrument from the Fund, which in effect constitutes collateral for the seller’s obligation, at the price and time fixed in the repurchase agreement, the Fund might incur a loss if the value of the collateral declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited. Each Fund, except the Ultra Short Fund, may enter into repurchase agreements only with primary government securities dealers. For the Ultra Short Fund, repurchase agreement counterparties may include banks, broker dealers or other counterparties selected by the Adviser pursuant to guidelines approved by the Board of Trustees, and may include entities that are not regulated as banks or brokers and that do not have rated securities or publicly available financial statements. Each Fund, except the Ultra Short Fund and the Large Cap Equity Fund, will limit its collateral to U.S. Government Securities or other securities that are not subject to any investment limitation on the part of national banks. For the Ultra Short Fund, repurchase agreements may be backed by securities in which the Fund cannot invest directly, so long as such assets are eligible for investment by national banks without limit, including investment grade corporate debt, municipal securities and securities with maturities longer than those permitted for direct investment. Each fund will hold collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund, and each Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book entry transfer to the account of, the Trust’s custodian. Repurchase agreements with remaining terms exceeding seven (7) days will be deemed to be illiquid.

FDIC Insured Institutions. Although a Fund’s investment in certificates of deposit and other time deposits in a Federal Deposit Insurance Corporation (“FDIC”) insured institution is insured to the extent of $250,000 by the FDIC, the Fund may invest more than $250,000 with a single institution, and any such excess and any interest on the investment would not be so insured. Deposits in foreign branches of FDIC insured banks are not insured by the FDIC. Securities issued by FDIC insured institutions are not insured by the FDIC.

The Money Market Fund will invest in deposits of an FDIC insured institution only if such institution or a security issued by such institution (i) has a short-term debt obligation rating in the highest category by at least two nationally recognized statistical rating organizations (“NRSROs”), or (ii) if rated by two NRSROs in the second-highest category for short-term debt obligations, may be purchased only in the amounts prescribed for “Second Tier Securities” by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), or (iii) if rated only by one NRSRO has a short-term debt obligation rating in the highest category by that NRSRO, or (iv) if no such ratings are available, is of comparable quality in the opinion of the Adviser.

The Funds (except the Large Cap Equity Fund and the Money Market Fund) will invest in deposits of an FDIC insured institution only if such institution or a security issued by such institution (i) has a short-term debt obligation rating in the highest category by an NRSRO, or (ii) if no such ratings are available, is of comparable quality in the opinion of the Investment Adviser under the general supervision of the Board of Trustees. If a security is rated by two or more NRSROs, the lowest rating assigned to the security is used for purposes of determining whether the security meets these ratings criteria.

Illiquid Securities. Each Fund may invest up to 15% (the Money Market Fund is limited to 5%) of its net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with remaining maturities in excess of seven days, fixed time deposits which are not subject to prepayment (other than overnight deposits), and other securities whose disposition is restricted under federal securities laws other than securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Investment Adviser has determined to be liquid under procedures approved by the Board of Trustees.

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Portfolio Turnover. The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” A Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. Higher portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a Fund, including dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates for federal income tax purposes). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Prepayments of mortgage-backed securities will cause a Fund to have an increased portfolio turnover rate.

Temporary Defensive Strategies. For temporary or defensive purposes, each Fund, except the Money Market Fund and the Large Cap Equity Fund, may invest up to 100% of its assets in debt securities issued by the U.S. Government or its agencies, including taxable securities and short-term money market securities, when Shay Assets Management, Inc. (the “Investment Adviser”) deems it prudent to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

For temporary and defensive purposes, the Large Cap Equity Fund may invest up to 100% of its assets temporarily in non-equity securities, such as investment grade corporate bonds, commercial paper and U.S. Government Securities. In taking this action, the Large Cap Equity Fund would reduce its exposure to fluctuations and risks in the market for equity securities and would increase its exposure to fluctuations and risks of the market for debt securities. These defensive actions would reduce the benefit from any upswing in the equity markets and, if the Investment Adviser does not correctly anticipate fluctuations in the equity and debt securities markets, may not contribute to the achievement of the Large Cap Equity Fund’s investment objectives.

U.S. Government Securities. Subject to its specific policies, each Fund may invest in obligations issued or guaranteed by the United States or certain agencies or instrumentalities thereof or a U.S. Government-sponsored corporation. These include obligations issued by the United States or by a Federal Home Loan Bank, the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), the Government National Mortgage Association (“GNMA”), the Student Loan Marketing Association and the Federal Farm Credit Banks. Because many of these U.S. Government securities are not backed by the “full faith and credit” of the United States, the Fund must look principally to the agency or instrumentality or corporation issuing or guaranteeing such obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality or corporation does not meet its commitment.

When-Issued, Delayed-Delivery and To Be Announced Securities. Each Fund, except the Money Market Fund, may purchase when-issued, delayed-delivery and to-be-announced (“TBA”) securities. In when-issued transactions, securities are bought or sold during the period between the announcement of an offering and the issuance and payment date of the securities. When securities are purchased on a delayed-delivery basis, the price of the securities is fixed at the time the commitment to purchase is made, but settlement may take place at a future date. TBA mortgage securities are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will serve as collateral.

Securities purchased for payment and delivery at a future date are subject to market fluctuation, and no interest accrues to the Funds until delivery and payment take place. By the time of delivery, such securities may be valued at less than the purchase price. At the time a Fund makes the commitment to purchase such securities, it will record the transaction and thereafter reflect the value each day of such securities in determining its net asset value. When such securities are purchased, the Fund must segregate liquid assets to pay for the purchase, and until acquisition, the Fund will not earn any interest in the security it purchased. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities that are segregated and/or from available cash. If a Fund sells such a security before the security has been delivered, the Investment Adviser will instruct the Trust’s custodian to segregate assets to cover the security to satisfy the Fund’s delivery obligations. Whenever a Fund is required to segregate assets, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute segregated assets.

Adjustable Rate Securities. Each Fund, except the Large Cap Equity Fund, may purchase debt securities that have variable or floating rates of interest (“Variable Rate Securities”). These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The interest paid on Variable Rate Securities is a function primarily of the index or market rate upon which the interest rate adjustments are based. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates, but because of the interest reset provision, the potential for capital appreciation or depreciation is generally less than for fixed rate obligations. The Money Market Fund determines the maturity of Variable Rate Securities in accordance with Securities and Exchange Commission rules for money market funds that allow a fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

The Ultra Short Fund may invest in adjustable rate debt instruments and engage in credit spread trades. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U or any inflation index will accurately measure the real rate of inflation in the prices of goods and services.

For federal income tax purposes, any increase in the principal amount of an inflation-indexed bond will generate taxable ordinary income prior to the payment of such amount. Thus, a Fund may be required to dispose of portfolio securities when it might not otherwise do so in order to satisfy the distribution requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid federal income and excise taxes.

The Large Cap Equity Fund may invest in corporate debt securities convertible into common stock. It is not expected that the Large Cap Equity Fund’s holdings of convertible debt securities would ordinarily exceed 5% of the Large Cap Equity Fund’s assets.

Commercial Paper. The Large Cap Equity Fund may invest its non-committed cash in commercial paper. Appendix A to this SAI describes the various ratings assigned to fixed income securities by Moody’s Investor Service, Inc. (“Moody’s”) and Standard & Poor’s Rating Services (“S&P”). The Large Cap Equity Fund’s investments in commercial paper ordinarily consist of commercial paper rated “Prime-2” or better by Moody’s or rated “A-2” or better by S&P.

Hedging Strategies. Each Fund other than the Money Market Fund may, but is not required to, use financial contracts for risk management. Generally, the value of these financial contracts depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates and related indices. Examples of these instruments include options contracts, futures contracts, options on futures contracts and swap agreements. The Investment Adviser may decide not to employ any of these strategies and there is no assurance that any hedging strategy used by a Fund will succeed.

The Trust, on behalf of the Ultra Short Fund, has claimed exclusion from the definition of the term “commodity pool operator” adopted by the Commodity Futures Trading Commission and the National Futures Association, which regulate trading in the futures markets. Therefore, the Trust currently is not subject to the commodity pool operator registration and regulation under the Commodity Exchange Act. On February 9, 2012, the Commodities Futures Trading Commission (“CFTC”) adopted amendments to CFTC Rule 4.5 upon which most mutual funds rely for an exclusion from the registration requirements as a commodity pool operator (“CPO”). The amendments modify the criteria for claiming the exclusion under Rule 4.5. While the Funds do not expect to be required to register as CPOs in response to the amendments, the amendments may limit investments in certain financial contracts.

Use of financial contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a more general discussion of important risk factors relating to all financial contracts that may be used by the Fund.

(i) Management Risk. Financial contracts are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a financial contract requires an understanding not only of the underlying instrument but also of the financial contract itself, without the benefit of observing the performance of the financial contract under all possible market conditions.

(ii) Credit Risk. The use of a financial contract involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

(iii) Liquidity Risk. Liquidity risk exists when a particular financial contract is difficult to purchase or sell. If a transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated financial contracts), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

(iv) Leverage Risk. Because many financial contracts have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the financial contract itself. Certain financial contracts have the potential for unlimited loss, regardless of the size of the initial investment.

(v) Market and Other Risks. Like most other investments, financial contracts are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. If the Investment Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using financial contracts for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving financial contracts can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain transactions.

Other risks in using financial contracts include the risk of mispricing or improper valuation of financial contracts and the inability of financial contracts to correlate perfectly with underlying assets, rates and indices. Many financial contracts, in particular privately negotiated financial contracts, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of financial contracts may not correlate perfectly, or at all, with the value of the assets, reference rates or indices they are designed to closely track. In addition, the Fund’s use of financial contracts may accelerate the recognition of income by the Fund, defer the recognition of losses, affect the character of gain and loss realized by the Fund, and cause the Fund to realize higher amounts of short-term capital gains (generally taxed for federal income tax purposes at ordinary income tax rates) than if the Fund had not used such instruments.

Covered Call Options. The Large Cap Equity Fund may engage in writing (i.e., selling) call options listed on organized securities exchanges with respect to securities owned by the Large Cap Equity Fund (called “covered” options). Except in the circumstances described below, the Large Cap Equity Fund will not sell any security subject to a call option written by the Large Cap Equity Fund so long as that option is outstanding. A call option gives the purchaser the right to buy a security from the Large Cap Equity Fund at a fixed price (the “exercise price”) at any time prior to the expiration of the option contract regardless of the market price of the security at that time. In return for such right, the purchaser pays the Large Cap Equity Fund a premium, which the Large Cap Equity Fund retains whether or not the purchaser exercises the option. The premium represents consideration to the Large Cap Equity Fund for undertaking the option obligation and thereby foregoing (during the period of the option) the opportunity to profit from an increase in the market price of the underlying security above the exercise price. For example, assume the Large Cap Equity Fund owns 100 shares of XYZ and, at a time when the market price of XYZ was $50 per share, the Large Cap Equity Fund wrote a six-month call option on those shares at an exercise price of $50 for a premium of $500 (less transaction costs). If the price of XYZ declined to $40 per share the call would likely not be exercised. The 100 XYZ shares would have declined $1,000 in value and the Large Cap Equity Fund would have received income in the amount of $500. On the other hand, should the price of XYZ rise to $60 per share the call would likely be exercised with the result that, in exchange for the $500 premium, the Large Cap Equity Fund would have foregone the $1,000 appreciation on the underlying shares.

When the Large Cap Equity Fund writes an option, the securities subject to the option will be segregated or otherwise held for delivery in accordance with the requirements of any applicable securities exchange. The Large Cap Equity Fund may purchase call options only for the purpose of closing out a previous option commitment (called a “closing purchase transaction”). A closing purchase transaction is made by buying an option with identical terms as an option previously written, resulting in the cancellation of the Large Cap Equity Fund’s previous option obligation. If the Large Cap Equity Fund wishes to sell securities on which it has options outstanding it would execute a closing purchase transaction prior to selling the securities. A profit or loss may be realized on a closing purchase transaction if the amount paid to purchase a call option previously written is less or more than the amount received from its sale.

The writing of covered call options involves certain risks. An option position may be closed out only on an exchange that provides a market for an option of the same series. Although the Large Cap Equity Fund will generally write only those call options for which there appears to be an active market, there is no assurance that an active market on an exchange will exist for any particular option at any particular time. If the Large Cap Equity Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it would, as a result, be subject to any price decline in the underlying security. If such a situation were to arise, the Investment Adviser would determine whether to hold the underlying securities and risk depreciation in their market value or to sell the securities and substitute cash or other securities as collateral for the option obligation.

In general, for federal income tax purposes, when the Fund writes an option, premiums received on options that are not exercised and gains or losses realized on closing purchase transactions are treated as short-term capital gains or losses. When a call option is exercised the premium is added to the exercise price and the resulting gain or loss is characterized as a short- or long-term capital gain or loss for federal income tax purposes depending on the holding period of the underlying securities. In general, brokerage commissions associated with buying and selling call options are higher than those associated with other securities transactions.

The Board of Trustees has directed the Investment Adviser to write options only in situations where the exercise price plus the premium (less transaction costs) would, at the time the option is written, equal a price at which the Investment Adviser would recommend selling the underlying securities because of Large Cap Equity Fund’s investment considerations. Consequently, the Large Cap Equity Fund does not believe that option writing has a material effect on the Large Cap Equity Fund’s portfolio turnover rate, and the Large Cap Equity Fund believes that option writing may contribute both to the capital appreciation and income objectives of the Large Cap Equity Fund. In addition, the Board of Trustees has directed the Investment Adviser to restrict option writing so that no more than 15% of the Large Cap Equity Fund’s total assets may be subject to outstanding options at any time. The Board of Trustees may change these restrictions whenever such changes appear to be in the best interest of the Large Cap Equity Fund.

Investment in Other Investment Companies. The Ultra Short Fund may invest up to 10% of its assets in securities of other investment companies, such as open-end and closed-end management investment companies, or in pooled accounts or other investment vehicles that do not invest in foreign markets. As a shareholder of an investment company, the Ultra Short Fund may indirectly bear service and other fees that are in addition to the fees the Fund pays its service providers. Subject to the restrictions and limitations of the 1940 Act, the Ultra Short Fund may elect to pursue its investment objective either by investing directly in securities or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Ultra Short Fund.

In addition, each Fund may invest in the shares of money market funds registered as investment companies under the 1940 Act and maintaining a stable net asset value per share. Any money market fund in which the Funds may invest will incur certain expenses, which may include investment advisory fees, administration, custody, audit and legal fees, among others. The return on an investment in a money market fund will be net of any such expenses incurred by the money market fund, and, accordingly, the return on an investment in a money market fund may be less than the return that could be achieved by investing in money market instruments directly.

Covered Short Sales. The Ultra Short Fund may make covered short sales as part of its overall portfolio management strategy or to offset a potential decline in value of a security. A “short sale” is the sale by the Fund of a security that has been borrowed from a broker or other institution on the expectation that the market price will drop. If the price of the security drops, the Fund may replace the security sold short by purchasing the security in the open market at a lower price than at which it sold the security, resulting in a gain. If the price of the security rises, the Fund may have to replace the security by purchasing the security in the open market at a higher price than at which it sold the security, resulting in a loss. In a covered short sale, the Fund either (1) borrows and sells securities it already owns (also known as a short sale “against the box”), or (2) instructs the custodian to segregate cash, U.S. Government securities, or other liquid securities in an amount equal to the market value of the securities sold short. Whenever a Fund is required to segregated assets, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute segregated assets.

The Fund may have to pay a fee to borrow the securities sold short and is often obligated to pay over any accrued interest and dividends on such borrowed securities. In addition, the successful use of covered short sales may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Loans of Portfolio Securities. For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party arranging the loan.

Borrowing. The Funds do not issue senior securities, except that each Fund may borrow money for temporary, administrative or liquidity (but not leveraging) purposes, as described below under “Investment Restrictions—Fundamental Policies.” The Large Cap Equity Fund may borrow only from banks up to an amount not in excess of 5% of the value of the Fund’s total assets at the time of the loan, repayable in not more than 60 days. No other Fund may borrow money except as described below under “Investment Restrictions—Fundamental Policies.” These policies are fundamental investment policies of the Funds and may not be altered, amended or repealed except as authorized by the vote of a majority of the outstanding shares of a Fund.

Mortgage Securities

Mortgage-Related Securities. Most mortgage-related securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by unscheduled payments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-related securities have additional features that entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment. Any guarantees of interest and principal payments may be either as to timely or ultimate payment.

The average maturity of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool’s average maturity may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, and the location and age of the mortgage. Since prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool or group of pools. However, the average life will be substantially less than the stated maturity.

Mortgage-related securities may be classified into the following principal categories, according to the issuer or guarantor:

Government mortgage-related securities consist of both governmental and government-related securities. Governmental securities are backed by the full faith and credit of the U.S. Government. GNMA, the principal U.S. Government guarantor of such securities, is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest, but not of market value, on securities issued by approved institutions and backed by pools of Federal Housing Administration-insured or Veterans Administration-guaranteed mortgages. Government-related securities are issued by U.S. Government-sponsored corporations and are not backed by the full faith and credit of the U.S. Government. Issuers include FNMA and FHLMC. FNMA is a U.S. Government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC issues mortgage-related securities representing interests in mortgage loans pooled by it. FHLMC is a U.S. Government-sponsored corporation that guarantees the timely payment of interest and ultimate collection of principal, and its stock is publicly traded.

Private mortgage-related securities represent interests in, or are collateralized by, pools consisting principally of residential mortgage loans created by non-governmental issuers. These securities generally offer a higher rate of interest than governmental and government-related mortgage-related securities because there are no direct or indirect government guarantees of payment as in the former securities, although certain credit enhancements may exist. Securities issued by private organizations may not have the same degree of liquidity as those with direct or indirect government guarantees. The Intermediate Mortgage Fund may invest in private mortgage-related securities

FNMA is subject to general regulation by the Secretary of Housing and Urban Development. Its common stock is publicly traded on the New York Stock Exchange. FNMA purchases residential mortgages from a list of approved seller servicers, which includes Federal and state savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its common and preferred stock is publicly traded on the New York Stock Exchange. FHLMC issues Participation Certificates (“PCs”) which represent interests in mortgages from FHLMC’s national portfolio.

In September 2008, the U.S. Treasury announced a federal takeover of FNMA and FHLMC, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. The U.S. Treasury also pledged to make additional capital contributions as needed to help ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. Additionally, the U.S. Treasury implemented a temporary program to purchase new mortgage-backed securities issued by the instrumentalities, in an effort to help create more affordable mortgage rates for homeowners and enhance the liquidity of the mortgage market. The U.S. Treasury announced in December 2009 that it would continue its support as necessary to prevent a negative net worth through at least 2012. No assurance can be given that the U.S. Treasury initiatives discussed above will be successful.

With respect to private mortgage-related securities, timely payment of interest and principal may be supported by various forms of credit enhancements, including individual loan, title, pool and hazard insurance. These credit enhancements may offer two types of protection: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor and the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties or through various means of structuring the transaction as well as a combination of such approaches. The Intermediate Mortgage Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Credit enhancements can come from external providers such as banks or financial insurance companies. Alternatively, they may come from the structure of a transaction itself. Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue. There can be no assurance that the private insurers can meet their obligations under the policies.

The Intermediate Mortgage Fund may only invest in private mortgage-related securities to the extent the private mortgage-related securities are entitled to a 20% risk weighting under the capital adequacy guidelines of the Office of the Comptroller of the Currency (“OCC”).

Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities.

If mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders’ principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled repayment of principal will increase current and total returns.

The Funds invest in mortgage-related securities that may be affected by a number of external factors, such as home prices and mortgage loan underwriting standards, as well as a number of macro-economic factors, such as demographic and employment trends. Additionally, with the GSEs likely to remain in government conservatorship for the foreseeable future and the current economic recovery somewhat muted and government finances still troubled, these factors may continue to have a far-reaching impact on the Funds’ holdings. We expect that the U.S. federal government will continue to explicitly support the GSEs but changes in this policy could have a far-reaching impact on the Funds’ holdings, and could create liquidity and valuation issues with respect to these securities and other mortgage-related securities in which the funds may invest.

Adjustable Rate Mortgage Securities. The adjustable rate feature of the mortgages underlying the adjustable rate mortgage securities (“ARMS”) in which the Mortgage Securities Funds invest generally will help to reduce sharp changes in each Fund’s net asset value in response to normal interest rate fluctuations to the extent that each Fund is invested in ARMS. As the interest rates on the mortgages underlying a Fund’s investments in ARMS are reset periodically, the yields of such portfolio securities will gradually align themselves to reflect changes in market rates so that the market value of such securities will remain relatively constant as compared to fixed-rate instruments. This in turn should cause the net asset value of the Fund to fluctuate less than it would if the Fund invested entirely in more traditional longer-term, fixed-rate debt securities.

In contrast to fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMS permit a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages. This should produce both higher current yields and lower price fluctuations during such periods to the extent the Fund has invested in ARMS. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Funds generally will be able to reinvest such amounts in securities with a higher yield. For certain types of ARMS, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest due to an ARMS holder is calculated by adding a specified additional amount, the “margin,” to the index, subject to limitations or “caps” on the maximum or minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes in the interest rate during a given period. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. As a result, the Mortgage Securities Funds will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed the maximum allowable annual (usually 100 to 200 basis points) or lifetime reset limits (or “cap rates”) for a particular mortgage. Fluctuations in interest rates above these levels could cause such mortgage securities to behave more like long-term, fixed-rate debt securities. Moreover, a Fund’s net asset value could vary to the extent that current yields on mortgage-backed securities are different than market yields during interim periods between coupon reset dates. Thus, investors could suffer some principal loss if they sold their shares of the Fund before the interest rates on the underlying mortgages were adjusted to reflect current market rates.

The interest rates paid on the mortgages underlying the ARMS in which the Mortgage Securities Funds invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are several main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), rates on six-month certificates of deposit, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and are somewhat less volatile.

All mortgage-backed securities carry the risk that interest rate declines may result in accelerated prepayment of mortgages and the proceeds from such prepayment of mortgages may be reinvested at lower prevailing interest rates. During periods of declining interest rates, the coupon rates for ARMS may readjust downward, resulting in lower yields to the Mortgage Securities Funds. Further, because of this feature, ARMS may have less potential for capital appreciation than fixed-rate instruments of comparable maturities during periods of declining interest rates. Therefore, ARMS may be less effective than fixed-rate securities as a means of “locking in” long-term interest rates.

Mortgage Dollar Rolls. The Ultra Short Fund may enter into mortgage dollar rolls. A mortgage dollar roll is a transaction in which the Fund sells a mortgage-backed security to a broker or other financial institution and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (i) the price received for the securities sold and (ii) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, the Fund may experience a loss.

Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”) represent a beneficial interest in a pool of mortgage loans or mortgage-backed securities typically held by a trust. The beneficial interests are evidenced by certificates issued pursuant to a pooling and servicing agreement. The certificates are usually issued in multiple classes with the specific rights of each class set forth in the pooling and servicing agreement and the offering documents for the security. The pooling and servicing agreement is entered into by a trustee and a party that is responsible for pooling and conveying the mortgage assets to the trust, sometimes referred to as the depositor. Various administrative services related to the underlying mortgage loans, such as collection and remittance of principal and interest payments, administration of mortgage escrow accounts and collection of insurance claims are provided by servicers. A master servicer, which may be the depositor or an affiliate of the depositor, is generally responsible for supervising and enforcing the performance by the servicers of their duties and maintaining the insurance coverages required by the terms of the certificates. In some cases, the master servicer acts as a servicer of all or a portion of the mortgage loans.

CMOs may be issued or guaranteed by GNMA, FNMA or FHLMC, or they may be issued by private entities such as financial institutions, investment bankers, mortgage bankers and single-purpose stand-alone finance subsidiaries or trusts of such institutions. The CMOs and a form of them known as REMICs typically have a multi-class structure (“Multi-Class Mortgage-Related Securities”). Multi-Class Mortgage-Related Securities issued by private issuers may be collateralized by pass-through securities guaranteed by GNMA or issued by FNMA or FHLMC, or they may be collateralized by whole loans or pass-through mortgage-related securities of private issuers. Each class has a specified maturity or final distribution date. In one structure, payments of principal, including any principal prepayments, on the collateral are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all classes having an earlier stated maturity or final distribution date have been paid in full. In other structures, certain classes may pay concurrently, or one or more classes may have a priority with respect to payments on the underlying collateral up to a specified amount. The Funds will not invest in any class with residual characteristics. In addition, each Fund, except the Ultra Short Fund, limits its purchase of CMOs and REMICs issued by private entities to those that are rated in one of the two highest rating categories by an NRSRO. If a CMO or REMIC is rated by two or more NRSROs, the lowest rating assigned to the security is used for purposes of determining whether the security meets these ratings criteria.

Percentage Investment Limitations. Unless otherwise stated, all percentage limitations on Fund investments will apply at the time of investment. A Fund would not be deemed to have violated these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

INVESTMENT RESTRICTIONS

Fundamental Policies

The Trust has adopted the following investment restrictions for each Fund, none of which may be changed without the approval of a majority of the outstanding shares of the respective Fund, as defined under “General Information” in this Statement of Additional Information. In addition to these investment restrictions, the investment objective of each Fund is fundamental and cannot be changed without the approval of that Fund’s shareholders.

Each Fund (except the Ultra Short Fund and the Large Cap Equity Fund) shall:

(1)	Limit its investments and investment techniques so as to qualify for investment by national banks, federal savings associations, and federal credit unions.

Each Fund may not:

(1)	Invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities, except that up to 25% of the value of the Fund’s total assets may be invested without regard to this 5% limitation. (The Money Market Fund considers loans of federal funds to be cash equivalents and not securities for purposes of diversification.)

(2)	Lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding debt obligations, entering into repurchase agreements, and loaning Federal funds and other day(s) funds to FDIC Insured Institutions (as defined in the Prospectus), in each case to the extent permitted by the Fund’s investment objective and management policies.

Each Fund (except the Large Cap Equity Fund) may not:

(1)	Act as an underwriter of securities, except to the extent that the Trust may be deemed to be an “underwriter” in connection with the purchase of securities for the Fund directly from an issuer or an underwriter thereof.

The Money Market Fund, Short U.S. Government Fund and U.S. Government Mortgage Fund each may not:

(1)	Enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements.

The Money Market Fund and Short U.S. Government Fund each may not:

(1)	Borrow money except from banks for temporary or emergency purposes and in an amount not exceeding 10% of the value of the Fund’s net assets, or mortgage, pledge or hypothecate its assets, except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets. The borrowing provision is not for investment leverage, but solely to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Fund’s net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Fund’s net assets, such borrowings will be repaid before any investments are made. The Fund’s ability to enter into reverse repurchase agreements is not restricted by this paragraph.

(2)	Invest more than 25% of the value of the Fund’s total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, or time deposits (including certificates of deposit), savings deposits and bankers’ acceptances of United States branches of United States banks. (The Money Market Fund considers loans of federal funds to be cash equivalents and not securities for purposes of diversification.)

(3)	Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof; or purchase or sell real estate, real estate mortgage loans, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.

The Ultra Short Fund may not:

(1)	Borrow money except from banks (a) for temporary or emergency purposes and in an amount not exceeding 1/3 of the value of the Fund’s net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Fund’s total assets, less liabilities other than borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Fund’s net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Fund’s net assets, such borrowings will be repaid before any investments are made. The Fund’s ability to enter into reverse repurchase agreements, dollar rolls and similar techniques is not restricted by this paragraph (1) and collateral arrangements with respect to margins for interest rate futures contracts and options thereon are not deemed to be a pledge of assets for the purpose of this paragraph (1).

(2)	The Ultra Short Fund will not purchase or sell real estate (except this policy shall not prevent the Fund from investing in securities or other instruments or engaging in financial transactions backed by real estate or mortgage loans, or investing in mortgage-related securities or securities of companies engaged in the real estate business), physical commodities or commodities contracts.

The Ultra Short Mortgage Fund, Ultra Short Fund, Intermediate Mortgage Fund and U.S. Government Mortgage Fund each may not:

(1)	Invest more than 25% of the value of the Fund’s total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on investments in the mortgage and mortgage finance industry (in which more than 25% of the value of the Fund’s total assets will, except for temporary defensive purposes, be invested) or on the purchase of obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

The Ultra Short Mortgage Fund may not:

(1)	Borrow money except from banks (a) for temporary or emergency purposes and in an amount not exceeding 10% of the value of the Fund’s net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Fund’s total assets, less liabilities other than borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Fund’s net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Fund’s net assets, such borrowings will be repaid before any investments are made.

(2)	Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof or purchase or sell real estate, real estate mortgage loans (except that the Fund may purchase and sell Mortgage-Related Securities), real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.

The Intermediate Mortgage Fund may not:

(1)	Borrow money except from banks (a) for temporary purposes and in an amount not exceeding 10% of the value of the Fund’s net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Fund’s total assets, less liabilities other than such borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets provided that there shall be no such limitation on deposits made in connection with the entering into and holding of interest rate futures contracts and options thereon. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. To the extent that borrowings exceed 5% of the value of the Fund’s net assets, such borrowings will be repaid before any investments are made. The Fund’s ability to enter into reverse repurchase agreements is not restricted by this paragraph (1) and collateral arrangements with respect to margins for interest rate futures contracts and options thereon are not deemed to be a pledge of assets for the purpose of this paragraph (1).

(2)	Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof except that the Fund may write covered call options and purchase call or put options on investments eligible for purchase by the Fund; or purchase or sell real estate, real estate mortgage loans (except that the Fund may purchase and sell Mortgage-Related Securities), real estate investment trust securities, commodities or commodity contracts, or oil and gas interests; except that the Fund may enter into interest rate futures contracts and may write call options and purchase call and put options on interest rate futures contracts if (a) as to interest rate futures contracts, each futures contract is (i) for the sale of a financial instrument (a “short position”) to hedge the value of securities held by the Fund or (ii) for the purchase of a financial instrument of the same type and for the same delivery month as the financial instrument underlying a short position held by the Fund (a “long position offsetting a short position”), (b) the sum of the aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate purchase prices under open futures contract purchases does not exceed 30% of the value of the Fund’s total assets, and (c) immediately thereafter, no more than 5% of the Fund’s total assets would be committed to margin. This ability to invest interest rate futures contracts and options thereon is not for speculation, but solely to permit hedging against anticipated interest rate changes.

The U.S. Government Mortgage Fund may not:

(1)

Borrow money except from banks (a) for temporary or emergency purposes and in an amount not exceeding 10% of the value of the Fund’s net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Fund’s total assets, less liabilities other than borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets provided that there shall be no such limitation on deposits made in connection with the entering into and holding of interest rate futures contracts and options thereon. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Fund’s net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Fund’s net assets, such borrowings will be repaid before any investments are made. The Fund’s ability to enter into reverse repurchase agreements is not restricted by this paragraph (1) and collateral arrangements with respect to margins for interest rate futures contracts and options thereon are not deemed to be a pledge of assets for the purpose of this paragraph (1).

(2)	Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof except that the Fund may write covered call options and purchase call or put options on securities in which the Fund may invest; or purchase or sell real estate, real estate mortgage loans (except that the Fund may purchase and sell Mortgage-Related Securities), real estate investment trust securities, commodities or commodity contracts, or oil and gas interests except that the Fund may enter into interest rate futures contracts and may write call options and purchase call and put options on interest rate futures contracts if (a) as to interest rate futures contracts, each futures contract is (i) for the sale of a financial instrument (a “short position”) to hedge the value of securities held by the Fund or (ii) for the purchase of a financial instrument of the same type and for the same delivery month as the financial instrument underlying a short position held by the Fund (a “long position offsetting a short position”), (b) the sum of the aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate purchase prices under open futures contract purchases does not exceed 30% of the value of the Fund’s total assets, and (c) immediately thereafter, no more than 5% of the Fund’s total assets would be committed to margin. This ability to invest in interest rate futures contracts and options thereon is not for speculation, but solely to permit hedging against anticipated interest rate changes.

The Large Cap Equity Fund may not:

(1)	Purchase securities of an issuer if such purchase would cause more than 25% of the value of the Fund’s total assets (taken at current value) to be invested in the securities of any one issuer or group of issuers in the same industry.

(2)	Purchase securities of an issuer if such purchase would cause more than 5% of any class of securities of such issuer to be held by the Fund.

(3)	Invest in any issuer for the purpose of exercising control of management.

(4)	Underwrite securities of other issuers.

(5)	Purchase or sell real estate or real estate mortgage loans.

(6)	Deal in commodities or commodities contracts.

(7)	Purchase on margin or sell short any security, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(8)	Borrow money or mortgage or pledge any of its assets, except that the Fund may borrow money from banks for temporary or emergency (but not leveraging) purposes in an amount up to 5% of the Fund’s total assets when the borrowing is made (repayable in not more than 60 days), and may pledge up to 15% of its assets to secure such borrowings.

(9)	Purchase or retain securities of an issuer if any officer, director or employee of, or counsel for, the Fund is an officer, director or employee of such issuer.

(10)	Write, purchase or sell puts, calls or combinations thereof, except that the Fund may write covered call options with respect to any or all of its portfolio securities and enter into closing purchase transactions with respect to such options.

Non-Fundamental Policies

The Trust has also adopted certain investment restrictions which are non-fundamental policies. Unlike fundamental policies, which may be changed only with the approval of a majority of the outstanding shares of the Fund, non-fundamental policies may be changed by the Trust’s Board of Trustees without shareholder approval.

The Funds have the following non-fundamental policies:

Each Fund, except the Large Cap Equity Fund:

(1) May not invest more than 15% (5% in the case of the Money Market Fund) of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

All the Funds, except the Ultra Short Fund, the Large Cap Equity Fund, and the Money Market Fund each:

(1) Limit investments in certificates of deposit, time deposits or savings account investments to those that are negotiable and have a remaining maturity of 90 days or less.

All the Funds, except the Ultra Short Fund and the Large Cap Equity Fund, each:

(1) Limit investments in bankers’ acceptances to bankers’ acceptances with maturities of ninety days or less issued by FDIC insured institutions that are eligible for investment without specific statutory limitation by national banks, federal savings associations and federal credit unions under current applicable federal regulations.

(2) May not purchase obligations of Federal Land Banks, Federal Intermediate Credit Banks, the Export-Import Bank of the United States, the Commodity Credit Corporation and the Tennessee Valley Authority.

(3) Limit the use of repurchase agreements to repurchase agreements involving obligations of the U.S. Government, including zero coupon Treasury securities that have been stripped of either principal or interest by the U.S. Government so long as the maturity of these securities does not exceed ten years, and obligations of the Federal Home Loan Banks, Fannie Mae, the Government National Mortgage Association, the Federal Farm Credit Banks, the Federal Financing Bank, the Student Loan Marketing Association and Freddie Mac.

(4) May not invest in reverse repurchase agreements, interest rate futures contracts, options and options on interest rate futures contracts, in each case until such time as federal credit unions may invest in them without limitation.

The Money Market Fund and Short U.S. Government Fund each:

(1) May not loan federal funds until such time as investors are limited to institutions meeting the requirements of Regulation D of the Board of Governors of the Federal Reserve System.

The Ultra Short Fund:

(1) May not invest in foreign securities that are not U.S. dollar denominated.

The Short U.S. Government Fund:

(1) Will invest exclusively in investments issued or guaranteed by the U.S. Government or issued or guaranteed by U.S. Government agencies or instrumentalities and repurchase agreements backed by such investments. In addition to Board approval, change of this non-fundamental policy requires 60 days’ prior notice to shareholders as required by Rule 35d-1 under the Investment Company Act of 1940, as amended.

The Ultra Short Mortgage Fund, Intermediate Mortgage Fund and U.S. Government Mortgage Fund:

(1) Each Fund invests primarily in “securities backed by or representing an interest in mortgages on domestic residential housing or manufactured housing” meeting the definition of such assets for purposes of the qualified thrift lender (“QTL”) test under the current Office of the Comptroller of the Currency (“OCC”) Regulations. Pending any revisions of the current OCC Regulations, each Mortgage Securities Fund expects that, absent extraordinary market developments, at least 65% of its assets will qualify for QTL purposes for savings associations, although actual percentages may be higher. In addition, each Mortgage Securities Fund will not purchase any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the OCC. Also, each Mortgage Securities Fund will not purchase any investments having a risk-based weighting for banks in excess of 20% under current federal regulations of the appropriate regulatory agencies. Furthermore, each Mortgage Securities Fund limits its investments to those permissible without specific statutory limitation for federal savings associations, national banks and federal credit unions under current applicable federal regulations.

The Ultra Short Mortgage Fund:

(1) Will invest exclusively in securities rated in the highest category by any one NRSRO or, in unrated securities determined to be of equivalent quality by the Investment Adviser.

(2) May not invest in interest rate caps and floors until such time as the appropriateness of these investments for federal credit unions is clarified.

(3) May not invest in (purchase) private (non-agency) mortgage-related securities.

The Ultra Short Mortgage Fund and Intermediate Mortgage Fund:

(1) Will invest, under normal circumstances, at least 80% (plus the amount of any borrowing for investment purposes) of its net assets in mortgage investments and related instruments. In addition to Board approval, change of this non-fundamental policy requires 60 days’ prior notice to shareholders as required by Rule 35d-1 under the Investment Company Act of 1940.

The U.S. Government Mortgage Fund:

(1) May not loan federal funds until such time as investors are limited to institutions meeting the requirements of Regulation D of the Board of Governors of the Federal Reserve System.

(2) Will invest exclusively in mortgage-related investments issued or guaranteed by the U.S. Government or issued or guaranteed by U.S. Government agencies or instrumentalities and repurchase agreements backed by such investments. In addition to Board approval, change of this non-fundamental policy requires 60 days’ prior notice to shareholders as required by Rule 35d-1 under the Investment Company Act of 1940.

The Large Cap Equity Fund:

(1) Will invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of large capitalization companies and, to the extent reasonably practicable, the Fund will invest at least 80% of its net assets in common stock. In addition to Board approval, change of this non-fundamental policy requires 60 days’ prior notice to shareholders as required by Rule 35d-1 under the 1940 Act.

(2) May not invest in securities of any other investment company, except for (i) securities of investment companies acquired as part of a merger, consolidation or other acquisition of assets, and (ii) equity securities of investment companies that operate as money market funds maintaining a stable net asset value per share pursuant to the rules of the Securities and Exchange Commission, which investments shall be subject to the limitations on investments in other investment companies set forth in the 1940 Act.

(3) May not purchase any security if, as a result of such transaction, more than 10% in the aggregate of the Fund’s total assets (at current value) would be invested in (A) securities restricted as to disposition under federal securities laws and (B) securities for which there are no readily available market quotations.

(4) May not participate on a joint or joint and several basis in any trading account in securities.

(5) May not invest in the securities of issuers which, together with any predecessors, have a record of less than three years of continuous operation.

In applying issuer diversification restrictions, with respect to private mortgage-related securities held by the Funds, the Funds generally will treat the trust or other special purpose entity that holds the underlying collateral as the issuer for such purposes. The Funds classify such securities according to the underlying collateral for purposes of their policies with respect to industry concentration.

PURCHASE AND REDEMPTION OF SHARES

Investors may be charged a fee if they effect transactions through a broker or agent. Brokers and intermediaries are authorized to accept orders on the Funds’ behalf.

A purchase order is considered binding upon the investor. Should it be necessary to cancel an order because payment was not timely received, the Trust may hold the investor responsible for the difference between the price of the shares when ordered and the price of the shares when the order was cancelled. If the investor is already a shareholder of the Trust, the Trust may redeem shares from the investor’s account in an amount equal to such difference. In addition, the Trust, the Investment Adviser and/or the Distributor may prohibit or restrict the investor from making future purchases of a Fund’s shares.

The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption (1) for any period during which the New York Stock Exchange (the “Exchange”) is closed, other than customary weekend and holiday closings (i.e., New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day), or during which trading on the Exchange is restricted, (2) for any period during which an emergency, as defined by the rules of the Securities and Exchange Commission, exists as a result of which (i) disposal by the Fund of securities held by each Fund is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of the Fund’s net assets, or (3) for such other periods as the Securities and Exchange Commission, or any successor governmental authority, may by order permit for the protection of shareholders of each Fund.

MANAGEMENT OF THE TRUST

Board of Trustees

The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The Trustees’ responsibilities include reviewing the actions of the investment adviser, distributor and administrator.

Trustees and Officers

Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years, are shown below. Each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, is indicated by an asterisk. The Trust currently consists of seven Funds.

Name, Age and Address	Position(s) Held With Trust, Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years, Prior Relevant Experience and Other Directorships During the Past Five Years	No. of Portfolios in Trust Overseen
Independent Trustees
David F. Holland Age: 70 17 Ledgewood Circle Topsfield, MA 01983	Trustee since 1993 and from 1988 to 1989. Indefinite Term of Office	Retired; Chairman of the Board, Chief Executive Officer and President, BostonFed Bancorp Inc. from 1995 to 2005; Chairman of the Board from 1989 to 2005 and Chief Executive Officer from 1986 to 2005, Boston Federal Savings Bank; Consultant, TD Banknorth 2005-2007; Director, TD Banknorth – Massachusetts 2005-2007.	7

Name, Age and Address	Position(s) Held With Trust, Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years, Prior Relevant Experience and Other Directorships During the Past Five Years	No. of Portfolios in Trust Overseen
Gerald J. Levy Age: 79 4000 W. Brown Deer Road Milwaukee, WI 53209	Lead Independent Trustee since 2010, Vice Chairman of the Board since 1997 and Trustee since 1982. Indefinite Term of Office	Chairman since 1984 and Director since 1963, Guaranty Bank (from 1959 to 1984, he held a series of officer’s positions, including President); Chairman, United States League of Savings Institutions in 1986; Director, FISERV, Inc. 1986-2011; Director, Guaranty Financial since 1992; Director, Federal Asset Disposition Association from 1986 to 1989; Director from 2005 to 2008 and from 1978 to 1982, Vice Chairman from 1980 to 1982, Federal Home Loan Bank of Chicago; and Member of Advisory Committee, Federal Home Loan Mortgage Corporation and Federal National Mortgage Corporation from 1986 to 1987.	7

William A. McKenna, Jr. Age: 75 42 Dorothy Grace Road Saugerties, NY 12477	Trustee since 2002. Indefinite Term of Office	Chairman Emeritus and Trustee from 2004 to 2012, Chairman of the Board and Chief Executive Officer from 1992 to 2004 and President from 1985 to 2001, Ridgewood Savings Bank; Director, RSGroup Trust Company from 2004 to 2007; Director, Retirement System Group, Inc. from 1998 to 2007; Trustee, Irish Educational Development Foundation, Inc. since 2003; Trustee, The Catholic University of America from 2002 to 2010; Trustee, RSI Retirement Trust from 1998 to 2007; Director, St. Vincent’s Services since 1986; Director, Boys Hope Girls Hope since 1979; Director, Calvary Hospital Fund since 2000; Director, St. Aloysius School since 2004; Director, American Institute of Certified Public Accountants since 2004; Director, AMF Large Cap Equity Institutional Fund, Inc. from 1989 to 2007; Director, M.S.B. Fund, Inc. from 1988 to 2003; Director DeSales Media Group since 2012; and Director, TransVideo Communications, Inc. from 2006 to 2012.	7

Maria F. Ramirez Age: 64 675 Third Avenue New York City, NY 10017	Trustee since 2005. Indefinite Term of Office	President and Chief Executive Officer, Maria Fiorini Ramirez, Inc. (global economic and financial consulting firm) since 1992; Director, Independence Community Bank from 2000 to 2006; Director, Statewide Savings Bank, SLA from 1989 to 2000; Trustee, Pace University since 2000 and Member of Pace’s Lubin School of Business Advisory Board since 1997; Director, Sovereign Bank 2006 to 2009; Director, Security Mutual Insurance Co. since 2006; and Director, Monavie, Inc. since 2007.	7

Name, Age and Address	Position(s) Held With Trust, Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years, Prior Relevant Experience and Other Directorships During the Past Five Years	No. of Portfolios in Trust Overseen
Interested Trustees and Officers
Rodger D. Shay *† Age: 75 1000 Brickell Avenue Miami, FL 33131	Chairman of the Board since 1997, Trustee since 1993 and Trustee from 1985 to 1990. Indefinite Term of Office	Chairman and Director, Shay Investment Services, Inc. and Shay Financial Services, Inc. since 1997; Chairman, Shay Assets Management, Inc. since 1997; President, Chief Executive Officer and Member of the Managing Board, Shay Assets Management Co. from 1990 to 1997; Director, Horizon Bank, FSB from 1999 to 2005 and Chairman from 1999 to 2002; President, U.S. League Securities, Inc. from 1986 to 1992 and Director from 1986 to 1991; Vice President and Assistant Secretary, AMF Large Cap Equity Institutional Fund, Inc. from 1995 to 2007; Vice President, M.S.B. Fund, Inc. from 1995 to 2003 and Director from 2001 to 2003; Director, First Home Savings Bank, S.L.A. from 1990 to 1998; President, Bolton Shay and Company and Director and officer of its affiliates from 1981 to 1985; and employed by certain subsidiaries of Merrill Lynch & Co. from 1955 to 1981 (where he served in various executive positions including Chairman of the Board, Merrill Lynch Government Securities, Inc.; and Managing Director, Debt Trading Division of Merrill Lynch, Pierce, Fenner & Smith Inc.).	7

*	This Trustee is an “interested person” of the Trust under the 1940 Act because he holds certain positions with the Trust’s Distributor and/or Investment Adviser and because of his financial interest in Shay Investment Services, Inc., parent company of the Trust’s Investment Adviser, Shay Assets Management, Inc., and Distributor, Shay Financial Services, Inc.
†	Rodger D. Shay, Jr., Trustee, is the son of Rodger D. Shay, Chairman of the Board of Trustees and Trustee.

Name, Age and Address	Position(s) Held With Trust, Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years, Prior Relevant Experience and Other Directorships During the Past Five Years	No. of Portfolios in Trust Overseen
Rodger D. Shay, Jr.*† Age: 52 1000 Brickell Avenue 5th Floor Miami, FL 33131	Trustee since 2002. Indefinite Term of Office President since 2005. Term of Office Expires 2012	President and Chief Executive Officer, Shay Financial Services, Inc. currently and from 1997 to 2007; President, Shay Assets Management, Inc. from 2005 to 2008 and Senior Vice President from 1997 to 2005; Director, Family Financial Holdings, LLC since 2000; Director, First Financial Bank and Trust from 2003 to 2007; Director, First Federal Savings and Loan of Memphis from 1989 to 1991; Director, NCB Holdings Inc. and New Century Bank since 2003.	7

Robert T. Podraza Age: 67 1000 Brickell Avenue Miami, FL 33131	Vice President and Assistant Treasurer since 1998; Secretary since 2010. Term of Office Expires 2012	Vice President, Shay Investment Services, Inc. since 1990; Vice President and Chief Compliance Officer, Shay Financial Services, Inc. since 1990 and 1997, respectively; Vice President since 1990 and Chief Compliance Officer from 1997 to 2004, Shay Assets Management, Inc.; Chief Compliance Officer, Shay Financial Services Co. and Shay Assets Management Co. from 1989 to 1997; and Director, National Society of Compliance Professionals from 1996 to 1999.	N/A

Trent M. Statczar Age: 40 4041 N. High Street Suite 402 Columbus, OH 43214	Treasurer since 2009. Term of Office Expires 2012	Director, Beacon Hill Fund Services, Inc. 2008 to present; Senior Vice President of Citi Fund Services Ohio, Inc. from 2007 to 2008; Vice President Citi Fund Services Ohio, Inc. from 2004 to 2007.	N/A

Rodney L. Ruehle Age: 43 4041 N. High Street Suite 402 Columbus, OH 43214	Chief Compliance Officer since 2009. Term of Office Expires 2012	Director, Beacon Hill Fund Services, Inc. 2008 to present; Chief Compliance officer of Tributary Funds, Inc. since December 2009 to present Chief Compliance officer of Advisers Investment Trust since July 2011 to present; Vice President, COO Services, Citi Fund Services, Inc. from 2004 to 2008; Director, Fund Administration, Citi Fund Services Inc. from 1995 to 2004.	N/A

Christine A. Cwik Age: 62 230 West Monroe Street Suite 2810 Chicago, IL 60606	Assistant Secretary since 1999. Term of Office Expires 2012	Executive Secretary, Shay Assets Management, Inc. since 1999; Executive Secretary, Shay Investment Services, Inc. from 1997 to 1999; Executive Secretary, Chicago Bonding from 1991 to 1997.	N/A

Name, Age and Address	Position(s) Held With Trust, Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years, Prior Relevant Experience and Other Directorships During the Past Five Years	No. of Portfolios in Trust Overseen
Eimile J. Moore Age: 42 4041 N. High Street Suite 402 Columbus, OH 43214	Assistant Secretary since 2011. Term of Office Expires 2012	Director, Business Management & Governance Services, Beacon Hill Fund Services, Inc. September 2011 to present; Vice President, JPMorgan Distribution Services, Inc. from 2006 to 2011	N/A

The following table sets forth the compensation earned by Trustees from the Trust and the fund complex for the fiscal year ended October 31, 2011:

Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex
Independent Trustees
David F. Holland	$31,500	$0	$0	$31,500

Gerald J. Levy	$28,500	$0	$0	$28,500
William A. McKenna, Jr.	$29,500	$0	$0	$29,500
Christopher M. Owen*	$15,500	$0	$0	$15,500
Maria F. Ramirez	$28,500	$0	$0	$28,500

Interested Trustees
Rodger D. Shay	$0	$0	$0	$0
Rodger D. Shay, Jr.	$0	$0	$0	$0

*	Mr. Owen resigned from the Board of Trustees effective July 19, 2011.

The Independent Trustees receive an annual retainer of $12,000. For each in-person meeting, the meeting attendance fee is $2,500 for board meetings and $1,500 for committee meetings. For each telephonic meeting, the meeting attendance fee is $1,000. An annual retainer of $3,000 and $1,000 is also paid to the chairman of the Audit and Nominating and Governance committees, respectively. During the year ended October 31, 2011, the Board held 4 regular in-person meetings and 2 special telephonic meetings.

Board of Trustees: Leadership Structure and Committees

Experience and Qualifications

The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Board members, and a commitment to the interests of shareholders. The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this Statement of Additional Information, that each Trustee should serve as a Trustee in light of the Trust’s business and structure. References to the experiences, qualifications, attributes and skills of the Trustees are made pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

David F. Holland. Mr. Holland has served as a member of the Board of Trustees of the Trust for the past 18 years and has served as the Chairman of the Audit Committee of the Board since 2004. Over the course of his career, Mr. Holland has served as Chairman of the Board, Chief Executive Officer and President of BostonFed Bancorp Inc. from 1995 to 2005, and Chairman of the Board and Chief Executive Officer of Boston Federal Savings Bank from 1989 to 2005 (Chief Executive Officer from 1986 to 2005). He has also served as Director of TD Banknorth, Massachusetts, Chairman of America’s Community Bankers, Chairman of Community Bankers Service Corp., Director of ACB Investment Services, Inc., Director and Vice Chairman of the Federal Home Loan Bank of Boston and President of the Thrift Industry Advisory Council, an adviser to the Federal Reserve Board. Additionally, Mr. Holland was employed at KPMG LLP from 1963 to 1974, serving most recently as Manager. Mr. Holland maintained his status as a Certified Public Accountant from 1966 to 1990 and served as an advisor to the FASB in the early 1990’s.

Gerald J. Levy. Mr. Levy has served as a member of the Board of Trustees of the Trust for the past 29 years and currently serves as Vice Chairman and Lead Independent Trustee. Mr. Levy has held various positions with Guaranty Bank since 1959, including President and Chief Executive Officer until 2003, and has served as a Director since 1963 and as Chairman since 1984. He has also been Director and Chairman of Guaranty Financial since 1992. Mr. Levy has also served as Chairman of the United States League of Savings Institutions, Director of the Federal Asset Disposition Association, Director and Vice Chairman of the Federal Home Loan Bank of Chicago and advisory committee member of both the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Corporation.

William A. McKenna, Jr. Mr. McKenna, Jr. has served as a member of the Board of Trustees of the Trust for the past 10 years. From 1985, Mr. McKenna has served in various executive level roles for Ridgewood Savings Bank, including President from 1985 to 2001, Chairman of the Board and Chief Executive Officer from 1992 to 2004 and Chairman Emeritus and Trustee from 2004 to 2012. Mr. McKenna has also served as Trustee of the RSI Retirement Trust from 1998 until 2007, Director of the American Institute of Certified Public Accountants since 2004, and Director of TransVideo Communications, Inc. from 2006 to 2012 and Director of DeSales Media Group since 2012. In addition, Mr. McKenna served as a Director of the Large Cap Equity Institutional Fund, Inc. from 1989 to 2007 and the M.S.B. Fund, Inc. from 1988 to 2003 and has served as a board member or director for various charitable organizations over the past 20 years.

Maria F. Ramirez. Ms. Ramirez has served as a member of the Board of Trustees of the Trust for the past 6 years. Since 1992, Ms. Ramirez has served as President and Chief Executive Officer of Maria Fiorini Ramirez, Inc. a global economic and financial consulting firm. Ms. Ramirez has also served as a Trustee of Pace University since 2000 and member the advisory board of Pace’s Lubin School of Business since 1997 and Director at Security Mutual Insurance Co. since 2006. In addition, Ms. Ramirez has been a Director of Monavie, Inc. since 2007. Previously, Ms. Ramirez served as Director of Sovereign Bank from 2006 to 2009. Ms. Ramirez also served as Director of Independence Community Bank from 2000 to 2006 and Director of Statewide Savings Bank, SLA from 1989 to 2000.

Rodger D. Shay. Mr. Shay, an interested person of the Trust, has served as a member of the Board of Trustees of the Trust for 23 of the past 26 years and serves as Chairman of the Board. From 1955 to 1981, Mr. Shay was employed by Merrill Lynch & Co. and various of its subsidiaries, where he served in various executive positions, including President and Chairman of the Board of Merrill Lynch Government Securities, Inc. and Managing Director of the Debt Trading Division of Merrill Lynch, Pierce, Fenner & Smith Inc. In 1981, after retiring from Merrill Lynch, Mr. Shay became a founding member of Bolton Shay and Company, the predecessor to Shay Assets Management, Inc., and served as a director and officer of its affiliates from 1981 to 1985. From 1990 to 1997, Mr. Shay served as President, Chief Executive Officer and Member of the Managing Board of Shay Assets Management, Inc. Since 1997, Mr. Shay has served as Chairman of Shay Assets Management, Inc. and Chairman and Director of Shay Investment Services, Inc. and Shay Financial Services, Inc. Over the course of the last 20 years, Mr. Shay has also held multiple directorships and executive level positions at various financial institutions, including Director of Horizon Bank from 1999 to 2005, Chairman of Horizon Bank from 1999 to 2002, President of U.S. League Securities, Inc. from 1986 to 1992 and Director from 1986 to 1991, Vice President and Assistant Secretary of Large Cap Equity Institutional Fund, Inc. from 1995 to 2007, Vice President of M.S.B. Fund, Inc. from 1995 to 2003 and Director of First Home Savings Bank, SLA from 1990 to 1998.

Rodger D. Shay, Jr. Mr. Shay, Jr., an interested person of the Trust, has served as a member of the Board of Trustees of the Trust for the past 9 years. Mr. Shay, Jr. has been the President of the Trust since 2005 and is currently the President and Chief Executive Officer of Shay Financial Services, Inc., which positions he also held from 1997 to 2007. Mr. Shay, Jr. was a Director of NCB Holdings, Inc. and New Century Bank from 2003 to 2010 and has been a Director of Family Financial Holdings, LLC since 2000. From 2005 to 2008, Mr. Shay, Jr. served as President of Shay Assets Management, Inc. Mr. Shay Jr. has also held several other directorships over the past 21 years. From 2003 to 2007, he was a Director at First Financial Bank and Trust and prior to that, from 1989 to 1991, Mr. Shay Jr. served as a Director for First Federal Savings and Loan of Memphis. Mr. Shay, Jr. began his career at Merrill Lynch in 1981, where he ran the Merrill Lynch CMO trading department. In 1988, Mr. Shay, Jr. left Merrill Lynch and established Shay Financial Group, a boutique brokerage house. After the acquisition of Shay Financial Group in 1990, Mr. Shay Jr. joined the Shay organization.

Board Structure

The Board has general oversight responsibility with respect to the business and affairs of the Trust. The Board establishes policies and reviews and approves contracts and their continuance. The Trustees regularly request and/or receive reports from the Investment Adviser, the Trust’s other service providers and the Trust’s Chief Compliance Officer (“CCO”). The Board currently is composed of seven trustees, five of whom are not “interested persons” (as that term is defined in the 1940 Act). Mr. Shay, an interested trustee, serves as the Chairman of the Board. Mr. Levy serves as Lead Independent Trustee and Vice Chairman. The Trust’s Lead Independent Trustee is recommended by the Trust’s Nominating and Governance Committee and appointed by the Board. The Lead Independent Trustee, among other things, chairs meetings of the Independent Trustees and facilitates communication among the independent trustees, management of the Trust and the full Board. The Board has determined that the Trust’s leadership structure provides a combination of management and industry experience and independence that is appropriate given the character and circumstances of the Trust, including items such as the number of portfolios that comprise the Trust, the net assets of the Trust, and the committee structure of the Board.

The Board of Trustees has three standing committees: the Audit Committee, the Nominating and Governance Committee and the Valuation Committee. The Audit Committee held two in-person meetings during the year ended October 31, 2011. The Nominating and Governance Committee held one in-person meeting during the year ended October 31, 2011. The Valuation Committee did not hold any meetings during the year ended October 31, 2011.

The Audit Committee monitors the accounting and reporting policies and practices of the Trust, the quality and integrity of the financial statements of the Trust, compliance by the Trust with legal and regulatory requirements and the independence and performance of the independent registered public accounting firm. The members of the Audit Committee are David F. Holland, Chair and audit committee financial expert, Gerald J. Levy, William A. McKenna, Jr and Maria F. Ramirez.

The Nominating and Governance Committee is responsible for selection and nomination for election or appointment to the Board of the Independent Trustees. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources as to suitable candidates, including shareholders of the Trust. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. In selecting candidates for nomination to the Board, the Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity. The members of the Nominating and Governance Committee are William A. McKenna, Jr., Chair, David F. Holland, Gerald J. Levy and Maria F. Ramirez. Suggestions for trustee candidates and other correspondence should be sent in writing to Robert T. Podraza, Vice President, Assistant Treasurer and Secretary, Asset Management Fund, 230 West Monroe Street, Suite 2810, Chicago, Illinois 60606.

The Valuation Committee, along with the President of the Investment Adviser, is responsible under the Trust’s Pricing Procedures for reviewing and considering valuation recommendations by management for securities for which market quotations are not available or that a portfolio manager believes are being significantly mispriced by an independent pricing service. The members of the Valuation Committee are Maria F. Ramirez, Chair, Rodger D. Shay, Rodger D. Shay, Jr., David F. Holland, Gerald J. Levy and William A. McKenna, Jr.

The Trust’s day-to-day operations are managed by the Investment Adviser and other service providers. The Board and the committees meet regularly throughout the year to review the Trust’s activities, including, among others, fund performance, valuation matters and compliance with regulatory requirements, and to review contractual arrangements with service providers.

Risk Oversight

Through its oversight role, and through its Committees, officers and service providers, the Board performs a risk oversight function for the Trust consisting, among other things, of the following activities: (1) receiving and reviewing reports related to the performance and operations of the Funds at regular Board meetings, and on an ad hoc basis as needed; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with representatives of key service providers, including the Investment Adviser, Administrator, Distributor, Transfer Agent, Custodian and independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and (5) engaging the services of the CCO, to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Treasurer also reports regularly to the Audit Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Audit Committee also receives reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO to discuss, among other things, issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board receives reports from the Investment Adviser on the investments and securities trading of the Funds, as well as reports from the valuation committee meetings. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the Investment Adviser to the Funds as well as the Trust’s Administrator, Custodian, Distributor and Transfer Agent. The Board also requires the Investment Adviser to report to the Board on other matters relating to risk management on a regular and as needed basis, including reports on testing the compliance procedures of the Trust and its service providers.

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee (either directly or through institutions in which they serve as an officer) as of December 31, 2011:

Dollar Range of Equity Securities in the Funds
Trustee	Money Market Fund	Ultra Short Mortgage Fund	Ultra Short Fund	Short U.S. Govern- ment Fund	Inter- mediate Mortgage Fund	U.S. Govern- ment Mortgage Fund	Large Cap Equity Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
David F. Holland	$0	$10,001-50,000	$0	$0	$0	$0	over $100,000	over $100,000
Gerald J. Levy	$0	$0	over $100,000(1)	$0	$0	$0	$0	over $100,000
William A. McKenna	over $100,000	$10,001-50,000	$1-10,000	$0	$0	$0	over $100,000	over $100,000
Maria F. Ramirez	$1-10,000	$0	$0	$0	$0	$0	$0	$1-10,000
Interested Trustees
Rodger D. Shay	$0	$0	$0	$0	$0	$0	$1-10,000	$1-10,000
Rodger D. Shay, Jr.	$0	$0	$0	$0	$0	$0	$50,001-100,000	$50,001-100,000

(1)	Mr. Levy had, through an institution for which he serves as an officer, shared voting and investment power over 100,000 shares of the Ultra Short Fund and disclaims beneficial ownership of those shares.

As of January 31, 2012, the officers and Trustees of the Trust as a group directly owned less than 1.0% of the shares of any class of each Fund, except for their ownership of 1.37% of the Large Cap Equity Fund Class AMF shares and 1.10% of the Money Market Fund. As of January 31, 2012, institutions owned by Shay Investment Services, Inc., a closely held corporation majority owned by Messrs. Shay and Shay, Jr., held 75,571 shares of the Money Market Fund. Messrs. Shay and Shay, Jr. do not have voting and/or investment power over those shares.

No Independent Trustee owns beneficially or of record, any security of Shay Assets Management, Inc., Shay Financial Services, Inc., or Shay Investment Services Inc. or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Shay Assets Management, Inc., Shay Financial Services, Inc., or Shay Investment Services Inc.

The following table provides certain information at February 7, 2012 with respect to persons known to the Trust to be record owners of 5% or more of the shares of common stock of the Funds. Shareholders who have the power to vote a large percentage of shares (at least 25%) of a particular Fund can control the Fund and determine the outcome of a shareholder meeting.

Name and Address of Record Owner	Fund	Shares	Percent of Fund’s Outstanding Shares
HOMEWOOD FEDERAL SAVINGS BANK	MONEY MARKET FUND CLASS I	3,824,188.950	35.05%
3228-30 EASTERN AVENUE
BALTIMORE, MD 21224
SPENCER SAVINGS BANK	MONEY MARKET FUND CLASS I	1,099,563.880	10.08%
176 MAIN ST
SPENCER ,MA 01562
COUNTY SAVINGS ASSOCIATION	MONEY MARKET FUND CLASS I	1,061,319.800	9.73%
412 WANAMAKER AVE
ESSINGTON, PA 19029
FIRST FEDERAL COMMUNITY BANK	MONEY MARKET FUND CLASS I	880,976.160	8.07%
P O BOX 370
PARIS, TX 75461
NORTH CAMBRIDGE COOPERATIVE BANK	SHORT US GOVERNMENT FUND	375,800.612	14.87%
2360 MASSACHUSETTS AVE
CAMBRIDGE, MA 02140
FIRST FEDERAL COMMUNITY BANK	SHORT US GOVERNMENT FUND	292,491.325	11.57%
P O BOX 370
PARIS, TX 75461
CROSS COUNTY FEDERAL SVGS BK	SHORT US GOVERNMENT FUND	291,964.750	11.55%
79-21 METROPOLITAN AVE ATTN STEVEN SALSBERG - CONTROLLER
MIDDLE VILLAGE, NY 11379
ARMSTRONG COUNTY BUILDING AND LOAN ASSOC	SHORT US GOVERNMENT FUND	223,374.980	8.84%
935 FIFTH AVENUE
FORD CITY, PA 16226
THE VILLAGE BANK	SHORT US GOVERNMENT FUND	140,773.292	5.57%
307 AUBURN ST
AUBURNDALE, MA 02466
ST CASIMIRS SAVINGS BANK	US GOVERNMENT MORTGAGE FUND	832,783.586	32.19%
2703 FOSTER AVENUE
BALTIMORE, MD 21224

US GOVERNMENT MORTGAGE FUND	CENTURY SURETY COMPANY	491,738.972	19.01%
	26255 AMERICAN DRIVE C/O MEADOWBROOK INSURANCE GROUP INC ATTN JUDY WOZNIAK
	SOUTHFIELD, MI 48034
US GOVERNMENT MORTGAGE FUND	THE CITIZENS BANK	463,821.892	17.93%
	500 WEST BROADWAY
	FARMINGTON, NM 87401
US GOVERNMENT MORTGAGE FUND	WALLKILL VALLEY FEDERAL SVG & LOAN ASSOC	269,185.763	10.41%
	23 WALLKILL AVE PO BOX L
	WALLKILL, NY 12589
INTERMEDIATE MORTGAGE FUND	BANKUNITED	3,344,198.658	58.29%
	7815 NW 148TH ST
	MIAMI LAKES, FL 33016
INTERMEDIATE MORTGAGE FUND	MARTINSVILLE FIRST SAVINGS BANK	936,722.297	16.33%
	P O BOX 684
	MARTINSVILLE, VA 24114
INTERMEDIATE MORTGAGE FUND	CROSS COUNTY FEDERAL SVGS BK	569,816.340	9.93%
	79-21 METROPOLITAN AVE
	MIDDLE VILLAGE, NY 11379
INTERMEDIATE MORTGAGE FUND	FIRST FEDERAL SAVINGS & LOAN ASSOC OF LINCOLNTON	402,719.039	7.02%
	320 E MAIN ST
	LINCOLNTON, NC 28092
INTERMEDIATE MORTGAGE FUND	LISLE SAVINGS BANK	358,019.805	6.24%
	1450 MAPLE AVE
	LISLE, IL 60532
ULTRA SHORT MORTGAGE FUND	FIRST FINANCIAL OF MD CREDIT UNION	4,757,719.343	8.45%
	1215 YORK ROAD
	LUTHERVILLE, MD 21093
ULTRA SHORT MORTGAGE FUND	VISIONS FEDERAL CREDIT UNION	3,127,183.712	5.55%
	24 MCKINLEY AVENUE
	ENDICOTT, NY 13760
ULTRA SHORT FUND	WINTER HILL BANK FSB	252,884.053	18.15%
	342 BROADWAY
	SOMERVILLE, MA 02145
ULTRA SHORT FUND	HARLEYSVILLE NATIONAL BANK AND TRUST	251,762.336	18.06%
	P O BOX 195
	HARLEYSVILLE, PA 19438

ULTRA SHORT FUND	CROSS COUNTY FEDERAL SVGS BK	219,831.234	15.77%
	79-21 METROPOLITAN AVE
	MIDDLE VILLAGE, NY 11379
ULTRA SHORT FUND	SCOTTSBURG BUILDING AND LOAN ASSOCIATION	204,474.277	14.67%
	PO BOX 2
	SCOTTSBURG, IN 47170
ULTRA SHORT FUND	WINDSOR FEDERAL SAVINGS BANK	132,615.838	9.52%
	250 BROAD STREET
	WINDSOR, CT 06095
ULTRA SHORT FUND	LISLE SAVINGS BANK	105,053.346	7.54%
	1450 MAPLE AVE
	LISLE, IL 60532
ULTRA SHORT FUND	GUARANTY BANK SSB	100,000.000	7.18%
	4000 W BROWN DEER RD
	MILWAUKEE, WI 53209
LARGE CAP EQUITY FUND	NEW YORK COMMUNITY BANK	2,933,551.347	32.19%
	615 MERRICK AVE
	WESTBURY, NY 11590
LARGE CAP EQUITY FUND	WATERTOWN SAVINGS BANK	1,229,818.027	13.50%
	111 CLINTON ST
	WATERTOWN, NY 13601
AMF LARGE CAP EQUITY FUND CLASS H	NFS LLC FEBO STATE STREET BANK TRUST CO	443,166.283	100.00%
	440 MAMARONECK AVE TTEE VARIOUS RETIREMENT PLANS
	HARRISON, NY 10528

INVESTMENT ADVISER

The investment adviser of the Trust since December 8, 1997 is Shay Assets Management, Inc. (the “Investment Adviser”), a Florida corporation, with its principal office at 230 West Monroe Street, Suite 2810, Chicago, Illinois 60606. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly-owned subsidiary of Shay Investment Services, Inc., a closely-held corporation majority-owned by Rodger D. Shay, who is a member of the Board of Trustees and Chairman of the Board of Trustees, and Rodger D. Shay, Jr., who is a member of the Board of Trustees, President of the Trust and President of Shay Financial Services, Inc. As a result of the foregoing, Rodger D. Shay and Rodger D. Shay, Jr. are considered interested persons of the Trust.

The Investment Advisory Agreement between the Funds (other than the Ultra Short Fund and the Large Cap Equity Fund) and the Investment Adviser (the “Advisory Agreement”) continues from year to year, subject to termination by the Fund or the Investment Adviser as hereinafter provided, if such continuance is approved at least annually by a majority of the outstanding shares (as defined under

“General Information” in this Statement of Additional Information) of each Fund or by the Board of Trustees. The separate Investment Advisory Agreement between the Ultra Short Fund and the Investment Adviser (the “Ultra Short Advisory Agreement”) and the separate Investment Advisory Agreement between the Large Cap Equity Fund and the Investment Adviser (the “Large Cap Equity Advisory Agreement” together with the Ultra Short Advisory Agreement and the Advisory Agreement, the “Advisory Agreements”) continues from year to year, in the same manner as the Advisory Agreement subject to the continuation provisions described above. The Advisory Agreements must also be approved annually by the vote of a majority of the Trustees who are not parties to each Advisory Agreement or “interested persons” of any party thereto.

The Advisory Agreements for each Fund were continued by the Board of Trustees, including a majority of the Independent Trustees, at a meeting held on January 21-22, 2012. The Board of Trustees, including a majority of the Independent Trustees, determined that the Advisory Agreements are fair and reasonable and that the continuance of the agreements is in the best interests of the Trust. The Independent Trustees met separately from the “interested” Trustees of the Trust and officers or employees of the Investment Adviser or its affiliates to consider continuance of the Advisory Agreements and were assisted by legal counsel in making their determination.

As compensation for the services rendered by the Investment Adviser under the Advisory Agreement, the Money Market Fund pays the Investment Adviser a fee, payable monthly, computed as follows with respect to the Money Market Fund: 0.15% per annum of the average daily net assets of the Fund up to and including $500 million; 0.125% per annum of the next $500 million of such net assets; and 0.10% per annum of such net assets over $1 billion. The Advisory Agreement provides that in the event the daily ratio of Expenses (as defined in the Advisory Agreement) to daily net assets with respect to the Fund on any day exceeds 0.75% (such expenses hereinafter called the “Excess Expense” of the Fund), the compensation due to the Investment Adviser for that day shall be reduced, but not below zero, by an amount equal to the Excess Expense of such Fund. The Investment Adviser may voluntarily elect to waive its advisory fees in an amount up to but not to exceed 0.15% of the average daily net assets of the Fund. For the period November 1, 2010 through October 31, 2011 the Investment Adviser voluntarily waived 0.05% of its fee. The voluntary waiver may be terminated at any time by the Investment Adviser.

As compensation for the services rendered by the Investment Adviser under the Advisory Agreement, the Ultra Short Mortgage Fund pays the Investment Adviser a fee, payable monthly, based on an annual percentage of the average daily net assets of the Fund as follows: 0.45% on the first $3 billion; 0.35% of the next $2 billion and 0.25% in excess of $5 billion. The Investment Adviser may voluntarily elect to waive its advisory fees in an amount up to but not to exceed 0.45% of the average daily net assets of the Fund. For the fiscal year ended October 31, 2011, the Investment Adviser voluntarily waived 0.20% of its fee so that the Fund paid the Investment Adviser a fee of 0.25% of its average daily net assets. This voluntary waiver may be terminated at any time by the Investment Adviser.

As compensation for the services rendered by the Investment Adviser under the Ultra Short Advisory Agreement, the Ultra Short Fund pays the Investment Adviser a fee, payable monthly, equal to 0.45% per annum of the average daily net assets of the Fund. For the fiscal year ended October 31, 2011, the Investment Adviser voluntarily waived 0.20% of its fee so that the Fund paid a management fee of 0.25% of its average daily net assets. This voluntary waiver may be terminated at any time by the Investment Adviser.

As compensation for the services rendered by the Investment Adviser under the Advisory Agreement, each of the Short U.S. Government Fund and the U.S. Government Mortgage Fund pays the Investment Adviser a fee, payable monthly, computed as follows: 0.25% per annum of the average daily net assets of the Fund up to and including $500 million; 0.175% per annum of the next $500 million of such net assets; 0.125% per annum of the next $500 million of such assets; and 0.10% per annum of such net assets over $1.5 billion. The Advisory Agreement provides that in the event the daily ratio of Expenses (as defined in the Agreement) to daily net assets with respect to a Fund on any day exceeds 0.75% (such expenses hereinafter called the “Excess Expense” of such Fund), the compensation due to the Investment Adviser for that day shall be reduced, but not below zero, by an amount equal to the Excess Expense of such Fund.

As compensation for the services rendered by the Investment Adviser under the Advisory Agreement, the Intermediate Mortgage Fund pays the Investment Adviser a fee, payable monthly at the rate of 0.35% per annum of the average daily net assets of the Fund up to and including $500 million; 0.275% per annum of the next $500 million of such net assets; 0.20% per annum of the next $500 million of such net assets; and 0.10% per annum of such net assets over $1.5 billion. The Advisory Agreement provides that in the event the daily ratio of Expenses (as defined in the Agreement) to daily net assets with respect to a Fund on any day exceeds 0.75% (such expenses hereinafter called the “Excess Expense” of such Fund), the compensation due to the Investment Adviser for that day shall be reduced but not below zero, by an amount equal to the Excess Expense of such Fund. The Investment Adviser may voluntarily elect to waive its fees in an amount up to but not to exceed 0.35% of the average daily net assets of the Fund. For the fiscal year ended October 31, 2011, the Investment Adviser voluntarily waived 0.10% of its fee so that the Fund paid a management fee of 0.25% of its average daily net assets. This voluntary waiver may be terminated at any time by the Investment Adviser.

As compensation for services to be rendered by the Investment Adviser under the Large Cap Equity Fund Advisory Agreement, the Large Cap Equity Fund pays the Investment Adviser a fee based on average net assets of the Fund, computed daily and payable monthly, at the annual rate of .65% for the first $250 million and .55% for assets over $250 million.

	Investment Advisory Fees Paid*
Fund	2011	2010	2009
Money Market	$0	$0	$0
Ultra Short Mortgage	2,264,507	2,151,913	2,298,980
Ultra Short	43,407	45,764	63,564
Short U.S. Government	62,284	80,495	100,878
Intermediate Mortgage	92,199	90,163	129,909
U.S. Government Mortgage	56,785	58,439	97,505
Large Cap Equity Fund	550,818	509,129	332,104

	Investment Advisory Fees Waived*
Fund	2011	2010	2009
Money Market	$94,368	$76,348	$176,814
Ultra Short Mortgage	1,006,454	1,721,549	1,839,201
Ultra Short	19,292	36,612	50,852
Short U.S. Government	0	0	14,382
Intermediate Mortgage	26,342	36,065	53,676
Large Cap Equity Fund	0	40,605	71,849

*	For the fiscal years ended October 31.

The Investment Adviser may from time to time enter into arrangements with entities such as trade associations and affinity groups (“organizations”) whereby the Investment Adviser agrees to pay such an organization a portion of the management fees received by the Investment Adviser with respect to assets invested in the Funds by members of the organization for certain services or products (such as use of logos or membership lists, bundling with or placement of articles in newsletters or other organization publications, directory listings, and space at trade shows) provided by the organization.

The Advisory Agreements provide that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreements.

The Advisory Agreements will terminate automatically upon assignment and are terminable with respect to a Fund at any time without penalty by the Board of Trustees or by a vote of a majority of the outstanding shares (as defined under “General Information” in this Statement of Additional Information) of the Fund on 60 days’ written notice to the Investment Adviser, or by the Investment Adviser on 90 days’ written notice to the Fund.

Portfolio Managers

The portfolio managers of the Investment Adviser manage the Funds’ investments as a team. The portfolio managers responsible for the day-to-day management of each Fund’s investments, except the Large Cap Equity Fund, are Maggie Bautista and Sean Kelleher. The portfolio managers responsible for the day-to-day management of the Large Cap Equity Fund’s investments are John J. McCabe and Mark F. Trautman. The table below shows other accounts for which the portfolio managers of the Funds are responsible for the day-to-day portfolio management as of October 31, 2011.

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed with Advisory Fee Based on Performance
Maggie Bautista	Registered investment companies:	0	$0	0
	Other pooled investment vehicles:	0	0	0
	Other advisory accounts:	12	101,386,000	0

Sean Kelleher	Registered investment companies:	0	$0	0
	Other pooled investment vehicles:	0	0	0
	Other advisory accounts:	12	101,386,000	0

Mark F. Trautman	Registered investment companies:	0	$0	0
	Other pooled investment vehicles:	0	0	0
	Other advisory accounts:	0	0	0

John J. McCabe	Registered investment companies:	0	$0	0
	Other pooled investment vehicles:	0	0	0
	Other advisory accounts:	0	0	0

Investment decisions for each Fund are made independently from those for the other Funds and other accounts advised by the Investment Adviser. It may happen, on occasion, that the same security is held in one Fund and in another Fund or in another account advised by the Investment Adviser. Simultaneous transactions are likely when several portfolios are advised by the same investment adviser, particularly when a security is suitable for the investment objectives of more than one of such accounts. When two or more Funds or accounts advised by the Investment Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective Funds or accounts, both as to amount and price, in accordance with a method deemed equitable to each Fund or account. In some cases, this system may adversely affect the price paid or received by a Fund or the size of the security position obtainable for such Fund.

The compensation of the portfolio managers for each Fund consists of a base salary which is typically augmented by annual subjective bonus payments. During cycles of rapidly rising assets under management, aggregate annual bonus compensation may exceed base salary compensation. In periods of rapidly declining assets under management, the opposite may be true. Bonus incentives can also be affected by long term risk-adjusted return performance.

The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager as of October 31, 2011:

Dollar Range of Equity Securities in the Funds
Portfolio Manager	Money Market Fund	Ultra Short Mortgage Fund	Ultra Short Fund	Short U.S. Government Fund	Intermediate Mortgage Fund	U.S. Government Mortgage Fund	Large Cap Equity Fund
Maggie Bautista	0	0	0	0	0	0	$1-10,000
Sean Kelleher	0	0	0	0	0	0	$10,001-50,000
Mark F. Trautman	0	0	0	0	0	0	$500,001-1,000,000
John J. McCabe	0	0	0	0	0	0	over $1,000,000

DISTRIBUTOR

Shay Financial Services, Inc. is a registered broker-dealer and the Funds’ principal distributor (the “Distributor”). The Distributor, a Florida corporation, is a wholly-owned subsidiary of Shay Investment Services, Inc., which is a closely-held corporation majority owned by Rodger D. Shay, who is a member of the Board of Trustees and Chairman of the Board of Trustees, and Rodger D. Shay, Jr., who is a member of the Board of Trustees, President of the Trust and President of the Distributor. The Distributor is located at 230 West Monroe Street, Suite 2810, Chicago, Illinois 60606-4902.

As compensation for distribution services with regard to the Money Market Fund and the Short U.S. Government Fund, the Trust pays the Distributor a fee, payable monthly, with respect to those Funds at the rate of 0.15% per annum of the combined average daily net assets of both Funds up to and including $500 million; plus 0.125% per annum of the next $500 million of such combined net assets; plus 0.10% per annum of the next $1 billion of such combined net assets; plus 0.075% per annum of such combined net assets over $2 billion. This fee is allocated between the two Funds based on their relative average net assets. For the fiscal year ended October 31, 2011, the Distributor voluntarily waived a portion of its fee with respect to the Money Market Fund so that the Fund paid the Distributor a fee of 0.05% of the average daily net assets. This voluntary waiver may be terminated at any time by the Distributor.

As compensation for distribution services, the Ultra Short Mortgage Fund pays the Distributor a fee, payable monthly at the rate of 0.25% per annum of the average daily net assets of the Fund. The Distributor may voluntarily elect to waive its 12b-1 fees in an amount up to but not to exceed 0.25% of the average daily net assets of the Fund. For the fiscal year ended October 31, 2011, the Distributor voluntarily waived 0.10% of its fee so that the Fund paid the Distributor a fee of 0.15% of the Fund’s average daily net assets. This voluntary waiver may be terminated at any time by the Distributor.

As compensation for distribution services, the Ultra Short Fund pays the Distributor a fee, payable monthly, with respect to the Fund at the rate of 0.25% per annum of the average daily net assets of the Fund. The Distributor may voluntarily elect to waive its fees in an amount up to but not to exceed 0.25% of the average daily net assets of the Fund. For the fiscal year ended October 31, 2011, the Distributor voluntarily waived 0.10% of its fee so that the Fund paid the Distributor a fee of 0.15% of the Fund’s average daily net assets. This voluntary waiver may be terminated at any time by the Distributor.

As compensation for distribution services, each of the Intermediate Mortgage Fund and the U.S. Government Mortgage Fund pays the Distributor a fee, payable monthly, at the rate of 0.15% per annum of the average daily net assets of each Fund up to and including $500 million; 0.125% per annum of the next $500 million of such net assets; 0.10% per annum of the next $500 million of such net assets; and 0.075% per annum of such net assets over $1.5 billion.

As compensation for distribution services, class AMF shares of the Large Cap Equity Fund pays the Distributor a fee, payable monthly at the rate of 0.25% per annum of the average daily net assets. The Distributor may voluntarily elect to waive its fees in an amount up to but not to exceed 0.25% of the average daily net assets of the Fund. For the fiscal year ended October 31, 2011, the Distributor voluntarily waived 0.10% of its fee so that Class AMF shares of the Fund paid the Distributor a fee of 0.15% of average daily net assets. This voluntary waiver may be terminated at any time by the Distributor. Class H shares of the Large Cap Equity Fund do not pay any distribution fees.

	Distribution Fees Paid*
Fund	2011	2010	2009
Money Market	$28,644	$11,506	$63,312
Ultra Short Mortgage	1,258,053	1,291,154	1,379,396
Ultra Short	24,115	27,458	38,139
Short U.S. Government	37,371	48,297	69,156
Intermediate Mortgage	39,514	54,098	78,719
U.S. Government Mortgage	34,071	35,064	58,503
Large Cap Equity	203,603	149,440	90,638

	Distribution Fees Waived*
Fund	2011	2010	2009
Money Market	$19,096	$21,590	$32,431
Ultra Short Mortgage	503,218	860,759	919,584
Ultra Short	9,646	18,306	25,425
Large Cap Equity	81,440	55,037	60,425

*	For the fiscal years ended October 31.

The Distributor is obligated under the Distribution Agreement to bear the costs and expenses of printing and distributing copies of prospectuses and annual and interim reports of the Trust (after such items have been prepared and set in type) that are used in connection with the offering of shares of the Trust to investors, and the costs and expenses of preparing, printing and distributing any other literature used by the Distributor in connection with the offering of the shares of the Funds for sale to investors.

The Trust has been informed by the Distributor that during its fiscal year, of the fees received by the Distributor with respect to the Funds, the following expenditures were made:

Fund	Advertising	Printing	Compensation Paid to Broker- Dealers	Employee Compensation & Costs	Staff Travel & Expense	Other Administrative Expense
Money Market	$0	$132	$9,201	$19,841	$5,475	$3,935
Ultra Short Mortgage	0	3,886	437,309	675,238	159,161	181,519
Ultra Short	0	49	9,807	17,521	3,372	5,890
Short U.S. Government	0	229	22,930	30,885	8,387	4,573
Intermediate Mortgage	0	256	24,235	21,013	8,825	10,017
U.S. Government Mortgage	0	175	16,480	26,021	7,281	6,700
Large Cap Equity	0	656	52,046	92,026	32,144	21,207

The Distributor and its affiliated persons, including Rodger D. Shay, who is a member of the Board of Trustees and Chairman of the Board of Trustees, Rodger D. Shay, Jr., who is a member of the Board of Trustees and President of the Trust and Robert T. Podraza, who is Vice President, Assistant Treasurer and Secretary of the Trust have a direct or indirect financial interest in the operation of the Funds’ Rule 12b-1 Plan and related Distribution Agreement. None of the Trustees who are not interested persons of the Trust have any direct or indirect financial interest in the operation of the Funds’ Rule 12b-1 Plan and related Distribution Agreement.

The Trust has appointed the Distributor to act as the principal distributor of the Fund’s continuous offering of shares pursuant to a Distribution Agreement dated December 8, 1997 between the Trust and the Distributor (the “Distribution Agreement”). The initial term of the Distribution Agreement was completed as of March 1, 1999, and now continues in effect from year to year thereafter, subject to termination by the Trust or the Distributor as hereinafter provided, if approved at least annually by the Board of Trustees and by a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the arrangements contemplated by the agreement.

Pursuant to the Trust’s Rule 12b-1 Plan, payments under the Plan are intended to compensate broker-dealer, depository institutions and, other firms for distribution services. The type of activities for which compensation is paid is set forth in the table above. The Trust’s Rule 12b-1 Plan requires the Board of Trustees to make a quarterly review of the amount expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made. The Rule 12b-1 Plan may not be amended to increase materially the amount paid by a Fund thereunder without shareholder approval. All material amendments to the Rule 12b-1 Plan must be approved by the Board of Trustees and by the “disinterested” Trustees referred to above. The Rule 12b-1 Plan will terminate automatically upon its assignment and is terminable at any time without penalty by a majority of the Trustees who are “disinterested” as described above or by a vote of a majority of the outstanding shares (as defined under “General Information” in this Statement of Additional Information) of each Fund on 60 days’ written notice to the Distributor, or by the Distributor on 90 days’ written notice to the Trust. Although the Distributor’s fee is calculable separately with respect to each Fund and the Distributor reports expense information to the Trust on a Fund-by-Fund basis, any 12b-1 fee received by the Distributor in excess of expenses for a given Fund may be used for any purpose, including payment of expenses incurred in distributing shares of another Fund, to compensate another dealer for distribution assistance or payment of the Distributor’s overhead expenses.

The Investment Adviser or Distributor, out of their own resources and without additional costs to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds in recognition of their marketing, transaction processing and/or administrative services support.

The Trust, the Investment Adviser and the Distributor have adopted codes of ethics under Rule 17j-1 under the 1940 Act, as amended. Board members and officers of the Trust and employees of the Investment Adviser and Distributor are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the codes of ethics. The codes of ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Portfolio managers, traders, research analysts and others involved in the investment advisory process are subject to special standards. Among other things, the codes of ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions may not be made in certain securities, and require the submission of quarterly reporting of securities transactions. Exceptions to these and other provisions of the codes of ethics may be granted in particular circumstances after review by appropriate personnel.

It is not anticipated that the Funds, other than the Large Cap Equity Fund, will invest in voting securities. For the Large Cap Equity Fund and other Funds that invest in voting securities, the Trust has delegated to the Investment Adviser the responsibility for voting the proxies related to such securities, subject to the Board of Trustee’s oversight. It is the Investment Adviser’s policy to vote proxies in a manner that is most economically beneficial to a Fund. The Investment Adviser’s Proxy Policy contains guidelines which reflect the Investment Adviser’s policies with respect to voting for or against certain matters (e.g., anti-takeover provisions, socially active causes and routine matters). When a vote presents a conflict between the interests of Fund shareholders and the interests of the Investment Adviser or Distributor, a special internal review by the Investment Adviser’s Executive Committee determines the vote. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-247-9780 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

FUND SERVICES

Since November 2009, The Northern Trust Company (“Northern Trust”), 50 South LaSalle Street, Chicago, Illinois 60603, has served as the Trust’s custodian, transfer agent, financial administrator and fund accountant with respect to each Fund.

Northern Trust and the Trust have entered into a Custody Agreement (“Custody Agreement”), pursuant to which Northern Trust serves as the Trust’s custodian with respect to the Funds and, among other things, will maintain custody of the Funds’ cash and securities. In addition, Northern Trust is the financial administrator and fund accountant for the Trust. Pursuant to the terms of the Fund Administration and Accounting Services Agreement between the Trust and Northern Trust (the “Fund Accounting Agreement”), Northern Trust provides various administrative and fund accounting services to the Funds, which include (i) computing each Fund’s net asset value for purposes of the sale and redemption of its shares, (ii) computing each Fund’s dividend payables, (iii) preparing certain periodic reports and statements, and (iv) maintaining the general ledger accounting records for each Fund.

Pursuant to the terms of the transfer agency agreement between the Trust and Northern Trust (the “Transfer Agency Agreement”), Northern Trust provides various transfer agency services to the Funds, including, but not limited to, (i) processing shareholder purchase and redemption requests, (ii) processing dividend payments and (iii) maintaining shareholder account records.

As compensation for its services under the Custody Agreement, Transfer Agency Agreement and the Fund Accounting Agreement, the Trust has agreed to pay Northern Trust a fee of $680,000 for the aggregate services, with no charge for normal out-of-pocket expenses related to routine activities for the first two years of service. For the third year of service the Trust has agreed to pay Northern Trust a fee of $680,000 for the aggregate services, with the Funds being responsible for any normal out-of-pocket expenses in excess of $200,000. As compensation for these services rendered by Northern Trust, the Trust paid the following amounts to Northern Trust:

	FUND SERVICES FEES PAID*	FUND SERVICES FEES PAID*
FUND	2011	2010
Money Market	$17,962	$13,382
Ultra Short Mortgage	494,276	521,127
Ultra Short	9,411	11,020
Short U.S. Government	24,885	19,441
Intermediate Mortgage	26,100	21,928
U.S. Government Mortgage	22,753	14,333
Large Cap Equity	84,614	49,889

*	For the fiscal year ended October 31.

Prior to November 1, 2009, Citi Fund Services Ohio, Inc. (“Citi”) served as administrator, fund accountant and transfer agent to the Trust. As compensation for these services rendered by Citi, the Trust paid the following amounts to Citi:

FUND SERVICES FEES PAID*
FUND	2009
Money Market	$29,283
Ultra Short Mortgage	430,090
Ultra Short	22,019
Short U.S. Government	27,174
Intermediate Mortgage	36,265
U.S. Government Mortgage	24,248
Large Cap Equity	148,061

*	For the fiscal years ended October 31.

Effective November 1, 2009, the Trust also entered into a compliance services agreement with Beacon Hill Fund Services, Inc. (“Beacon Hill”). Pursuant to the terms of the Compliance Services Agreement, Beacon Hill makes available an individual to serve as the Trust’s chief compliance officer. The chief compliance officer is responsible for administering the Trust’s compliance policies and procedures and annually reviewing the compliance policies and procedures of the Trust and the Trust’s service providers in accordance with Rule 38a-1 under the 1940 Act. As compensation for the services to each Fund rendered by Beacon Hill under the compliance services agreement, the Trust pays Beacon Hill an annual fee of $115,000 plus out-of-pocket expenses.

Prior to November 1, 2009, Citi provided these compliance services pursuant to a separate compliance services agreement. For the period ended September 30, 2009, the Trust paid Citi $144,332 plus out-of-pocket expenses.

Effective November 1, 2009, the Trust also entered into a financial services agreement with Beacon Hill. Pursuant to the terms of the Financial Services Agreement, Beacon Hill makes available an individual to serve as the Trust’s chief financial officer. The chief financial officer is responsible for administering the Trust’s accounting policies and procedures and certifying the Trust’s periodic financial statements. As compensation for the services to each Fund rendered by Beacon Hill under the financial services agreement, the Trust pays Beacon Hill an annual fee of $90,000 plus out-of-pocket expenses.

The Trust has also entered into an agreement with Beacon Hill to provide business management and governance services to the Trust. Under the terms of this agreement, Beacon Hill will perform and coordinate Fund governance and regulatory oversight activities of the Trust, including but not limited to, monitoring activities of its third party service providers, coordinating and filing amendments to the Trust’s registration statement and financial filings, preparing and distributing material for board meetings and maintaining all books and records as required by the federal securities laws.

As compensation for its services under the agreement, the Trust pays Beacon Hill a fee at an annual rate of 0.02% of the average daily assets of the Trust for the first $1 billion and 0.015% of the average daily assets for assets in excess of $1 billion, with a minimum annual fee of $150,000, plus out-of-pocket expenses. As compensation for these services rendered by Beacon Hill, the Trust paid the following amounts to Beacon Hill:

	FUND SERVICES FEES PAID*	FUND SERVICES FEES PAID*
FUND	2011	2010
Money Market	$4,266	$3,062
Ultra Short Mortgage	111,054	121,973
Ultra Short	2,111	2,590
Short U.S. Government	5,553	4,558
Intermediate Mortgage	5,862	5,106
U.S. Government Mortgage	5,074	3,314
Large Cap Equity	18,820	11,995

*	For the fiscal year ended October 31.

DETERMINATION OF NET ASSET VALUE

With respect to the Money Market Fund, the Trust relies on an exemptive rule (Rule 2a-7 under the 1940 Act) promulgated by the Securities and Exchange Commission permitting the Fund to use the amortized cost procedure in valuing the Money Market Fund’s investments. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The Board of Trustees has determined that, absent unusual circumstances, the amortized cost method of valuation will fairly reflect the value of each shareholder’s interest. As a condition to the use of the amortized cost method of valuation pursuant to such exemptive rule, the Money Market Fund is required to maintain a dollar-weighted average portfolio maturity of 60 days or less, purchase instruments having remaining maturities of 397 days or less only, and invest only in securities determined by the Board of Trustees to be of eligible quality with minimal credit risks. (See rating requirements under “The Funds’ Objectives and Investment Policies—FDIC Insured Institutions” in this Statement of Additional Information.) An instrument which has a variable or floating rate of interest may be deemed under certain circumstances to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Fund’s investment objective, to stabilize the price per share of shares of the Money Market Fund as computed for the purpose of distribution and redemption at $1.00. Such procedures include review by the Board of Trustees, as it may deem appropriate and at such intervals as are reasonable in light of current market conditions, of the deviation between the net asset value per share calculated by using available indications of market value and the net asset value per share using amortized cost values. The Investment Adviser has been delegated the authority to determine the market values of the securities held by the Fund through use of its fixed income fair value pricing methodology, provided that any changes in the methods used to determine market values are reported to and reviewed by the Board of Trustees.

The extent of any deviation between the net asset value per share of the Money Market Fund based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board of Trustees. If such deviation exceeds  1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, it shall take such corrective action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital or capital gains, redemptions of shares in kind, or establishing a net asset value per share by using available market quotations.

For purposes of determining the net asset value per share of each other Fund (except the Large Cap Equity Fund), investments will be valued at prices obtained from one an independent pricing services or, for certain securities, the Board of Trustees has approved the daily use of a fixed income fair value pricing methodology developed by the Investment Adviser that the Board believes reflects the fair value of such securities. The Large Cap Equity Fund uses market prices in valuing portfolio securities, but may use fair value estimates if reliable market prices are unavailable. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale. Short-term instruments maturing within 60 days of the valuation date may be valued based upon their amortized cost.

CERTAIN FEDERAL INCOME TAX MATTERS

The following discussion is not intended to be a full discussion of federal income tax laws and their effect on shareholders. Investors should consult their own tax advisers as to the tax consequences of ownership of shares.

Each of the Fund’s portfolios is treated as a separate entity for federal income tax purposes, and thus the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies are applied to each Fund separately, rather than to the Trust as a whole. In addition, net long-term and short-term capital gains and losses, net investment income, operating expenses and all other items are determined separately for each Fund.

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. In order to so qualify, each Fund must, among other things: (a) diversify its holdings so that generally, at the end of each quarter of the taxable year, (i) at least 50% of the value of its total assets is represented by cash and cash items, government securities, securities of other regulated investment companies and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies), the securities of two or more issuers (other than the securities of other regulated investment companies) which the Fund controls and which are engaged in the same or similar trades or business, or the securities of one or more qualified publicly traded partnerships; and (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on its net investment income and net capital gains distributed to shareholders, provided at least 90% of its investment company taxable income for the taxable year (computed without regard to the deduction for dividends paid) is so distributed.

Dividends and distributions are taxable to shareholders whether they are reinvested in Fund shares or paid in cash. Dividends of each Fund’s net investment income (which generally includes interest and dividend income, less certain expenses), other than “qualified dividend income,” and distributions of net short-term capital gains (i.e., the excess of net short-term capital gains over net long-term capital losses) are taxable to shareholders as ordinary income. Distributions of qualified dividend income (generally dividends received from domestic corporations and qualified foreign corporations) are taxable to individual and other non-corporate shareholders at the federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Unless extended by future legislation, the preferential treatment given qualified dividend income will not apply for taxable years beginning after December 31, 2012 and such income will be taxable as ordinary income. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the shares of the Fund. Under the Code, net long-term capital gains received by corporate shareholders (including net long-term capital gain distributions by a Fund) are taxed at the same rates as ordinary income. Net long-term capital gains received by individual and other non-corporate shareholders (including net long-term capital gain distributions by a Fund) are generally taxed at a maximum federal income tax rate of 15% for taxable years beginning on or before December 31, 2012. Unless Congress enacts legislation providing otherwise, net long-term capital gains will be taxable to individuals and other non-corporate shareholders at a maximum federal income tax rate of 20% for taxable years beginning after December 31, 2012.

Because no portion of the income of any Fund, other than the Large Cap Equity Fund, will consist of dividends from domestic corporations or qualified foreign corporations, dividends paid by the Funds, other than the Large Cap Equity Fund, are not expected to be treated as qualified dividend income, eligible for reduced rates of federal income taxation when received by non-corporate shareholders, and will not qualify for the “dividends received deduction” available to corporate shareholders. A portion of the dividends paid by the Large Cap Equity Fund are expected to be treated as qualified dividend income and are expected to be eligible for the dividends received deduction, provided certain holding period and other requirements are met at both the Fund and the shareholder levels.

At October 31, 2011, the following Funds had capital loss carry-forwards available to offset future net capital gains through the indicated expiration dates:

Fund	Amount	Expires	Amount	Expires
Money Market Fund	$407	2013	$407	2015
Ultra Short Mortgage Fund	24,633,492	2012	7,491,105	2016
Ultra Short Mortgage Fund	19,172,685	2013	9,348,253	2017
Ultra Short Mortgage Fund	13,969,341	2014	290,225,068	2018
Ultra Short Mortgage Fund	1,808,482	2015	2,013,187	2019
Ultra Short Fund	1,616,100	2012	3,451,774	2016
Ultra Short Fund	1,507,357	2013	307,673	2017
Ultra Short Fund	1,784,218	2014	20,036,732	2018
Ultra Short Fund	1,128,003	2015	27,453	2019
Short U.S. Government Fund	104,641	2012	357,577	2015
Short U.S. Government Fund	1,805,629	2013	1,071,031	2016
Short U.S. Government Fund	880,563	2014	5,140,920	2017
Intermediate Mortgage Fund	2,261,965	2012	2,299,353	2016
Intermediate Mortgage Fund	1,821,864	2013	5,641,899	2017
Intermediate Mortgage Fund	2,863,116	2014	38,873,400	2018
Intermediate Mortgage Fund	1,013,863	2015	351,065	2019
U.S. Government Mortgage Fund	2,721,813	2012	4,846,874	2018
U.S. Government Mortgage Fund	3,057,928	2014	201,009	2019

*	A portion of the capital loss carry-forwards may be subject to limitations under Section 382 of the Code, and is available to the extent allowed by tax law to offset future net capital gain, if any.

During the fiscal year ended October 31, 2011, Money Market Fund, Ultra Short Mortgage Fund, Ultra Short Fund, Intermediate Mortgage Fund, and U.S. Government Mortgage Fund had net capital loss carry-forward amounts expire of $181,035, $33,378,700, $1,849,300, $3,013,622, and $1,808,782 respectively. All capital loss carry-forwards of a Fund are available to offset future realized capital gains, if any, of such Fund. To the extent that these carry-forwards are used to offset future capital gains, it is probable that the offset gain will not be distributed to shareholders. For net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”), the Funds will generally be able to carry forward such capital losses indefinitely. The Funds’ net capital losses from taxable years beginning on or prior to December 22, 2010, however, will remain subject to their current expiration dates and can be used only after the post-enactment losses.

Gain or loss realized upon a sale or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Any loss realized by a shareholder upon the sale or redemption of a Fund’s shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. All or a portion of any loss realized upon the redemption of shares of a Fund will be disallowed if shares of the Fund or substantially identical stock or securities are acquired (through reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly acquired shares will be adjusted to reflect the disallowed loss. A shareholder’s ability to utilize capital losses may be limited by the Code.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

If a Fund invests in certain positions, such as zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Certain Funds may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues as discussed above.

A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

A Fund’s transactions in forward contracts, options, futures contracts and hedged investments may be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by such Fund (i.e., affect whether gain or loss is ordinary or capital), accelerate recognition of income to such Fund, defer such Fund’s losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders of such Fund. These provisions may also require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause that Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes. Each Fund will monitor its transactions in such investments, if any, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of such Fund as a regulated investment company, and minimize the imposition of federal income and excise taxes.

A Fund’s transactions in broad based equity index futures contracts, exchange traded options on such indices and certain other futures contracts are generally considered “section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as sixty percent long-term capital gain or loss and forty percent short-term capital gain or loss. Gain or loss recognized on actual sales of section 1256 contract is treated in the same manner.

A Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

A portion of a Fund’s income received from a residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. Under a notice issued by the Internal Revenue Service (“IRS”), excess inclusion income of a regulated investment company, such as a Fund, is allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (b) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (c) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

Each Fund generally will be subject to a 4% nondeductible federal excise tax to the extent the Fund does not meet certain minimum distribution requirements by the end of each calendar year. To avoid the imposition of the 4% excise tax, a Fund must distribute at least 98% of its taxable ordinary income for the calendar year and at least 98.2% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Each Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of this 4% excise tax.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions and redemption proceeds payable to shareholders who fail to provide such Fund with their correct taxpayer identification number or who fail to make required certifications or if the Fund or the shareholder has been notified by the IRS that the shareholder is subject to backup withholding. Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by an applicable treaty. However, effective for taxable years of a Fund beginning before January 1, 2012, a Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. person with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. A Fund may choose not to designate such amounts.

Although the Ultra Short Fund may invest in municipal bonds, it is not anticipated that any of the Funds will qualify to pay exempt-interest dividends, which are not subject to federal income tax, since no Fund is expected to meet the requirement that it have, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt obligations.

Treasury Regulations provide that if a shareholder recognizes a loss with respect to Fund shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year (or $20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their particular circumstances.

Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them of an investment in shares of a Fund.

FUND TRANSACTIONS

Allocation of transactions, including their frequency, to various dealers is determined by the Investment Adviser in its best judgment under the general supervision of the Board of Trustees and in a manner deemed fair and reasonable to shareholders. Pursuant to the Investment Adviser’s Best Execution Policies and Procedures, the Investment Adviser seeks to obtain “best execution” for the Funds’ securities transactions. In seeking to obtain “best execution,” the Investment Adviser considers the range and quality of the broker-dealer’s services. As described below, the Investment Adviser on behalf of each Fund may effect securities transactions on an agency basis with broker-dealers providing research services and/or research-related products for the Fund. Research services or research-related products may include information in the form of written reports, reports accessed by computers or terminals, statistical collations and appraisals and analysis relating to companies or industries. However, in selecting such broker-dealers, the Investment Adviser adheres to the primary consideration of “best execution.”

Each Fund will not purchase securities from, sell securities to, or enter into repurchase agreements with, the Investment Adviser or any of its affiliates.

For each Fund, other than the Large Cap Equity Fund, the following applies to Fund transactions. Purchases and sales of securities for each Fund are usually effected on a principal basis. Securities normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually, but not always, are no brokerage commissions paid by the Fund for such purchases, and during the fiscal years ended October 31, 2011, 2010 and 2009, none of the Funds paid any brokerage commissions. Purchases from dealers serving as market makers may include the spread between the bid and asked prices. On occasion, the Investment Adviser may effect securities transactions with broker-dealers providing research services but would do so subject to seeking the best price and execution for portfolio transactions.

For the Large Cap Equity Fund, the following applies to portfolio transactions. The primary aim of the Investment Adviser in the allocation of the Large Cap Equity Fund’s portfolio transactions to various brokers is the attainment of best price and execution. The Investment Adviser is authorized to pay a brokerage commission in excess of the commission that another broker might have charged for effecting the same transaction in recognition of the value of efficient execution and research and statistical information provided by the selected broker. The research and statistical information that may be provided to the Investment Adviser consist primarily of written and electronic reports and presentations analyzing specific companies, industry sectors, the stock market and the economy. To the extent that the Investment Adviser uses such research and information in rendering investment advice to the Large Cap Equity Fund, the research and information tend to reduce the Investment Adviser’s expenses. The Investment Adviser may use research services and statistical information furnished by brokers through which the Large Cap Equity Fund effects securities transactions in servicing all of its accounts, and the Investment Adviser may not use all such services in connection with the Large Cap Equity Fund. In 2009, 2010 and 2011 the Large Cap Equity Fund did not engage in any such “soft dollar” brokerage transactions. The total amounts of brokerage commissions paid by the Large Cap Equity Fund in 2009, 2010, and 2011 were $7,720, $5,270 and $6,149, respectively. The brokerage commissions paid by the Fund will vary from year to year based on the level of activity in the Fund’s portfolio.

Transactions in portfolio securities of the Large Cap Equity Fund are effected through a broker selected from a list of brokers selected by the Investment Adviser on the basis of their ability to provide efficient execution of portfolio transactions. A large majority of the Large Cap Equity Fund’s portfolio transactions are executed on national securities exchanges through member firms. However, when the Investment Adviser believes that a better price can be obtained for the Fund, portfolio transactions may be executed over-the-counter with non-member firms in what is referred to as the “third market.” Portfolio transactions in unlisted securities are also executed over-the-counter. The brokerage list is reviewed continually in an effort to obtain maximum advantage from investment research and statistical information made available by brokers, and allocation among the brokers is made on the basis of best price and execution consistent with obtaining research and statistical information at reasonable cost.

DISC LOSURE OF INFORMATION REGARDING PORTFOLIO HOLDINGS

Each Fund’s portfolio holdings are generally posted on the Funds’ website, www.amffunds.com, on a monthly basis within 30 days after the month-end.

Information about each Fund’s portfolio holdings and other portfolio characteristics may be provided to the Administrator, the Distributor and other service providers at any time to enable such service providers to carry out their responsibilities to the Fund.

In accordance with industry practice, information about each Fund’s portfolio holdings and characteristics may be disclosed to mutual fund rating agencies and companies that collect and maintain information about mutual funds as soon as such information is publicly available. Portfolio holdings may also be provided before such information is publicly available to Morningstar and other rating agencies and companies that collect and maintain information about mutual funds that sign a confidentiality agreement or if the Board has determined that the policies of the recipient are adequate to produce such information. No compensation is received by the Adviser or a Fund for providing such information before it is publicly available.

Prior to public dissemination of portfolio holdings, general performance or statistical information about a Fund, information about realized and unrealized capital gains, summaries of a Fund’s performance and historical sector allocation may be disclosed to shareholders and prospective shareholders as soon as practicable.

Prior to public dissemination of portfolio holdings, additional information about a Fund’s portfolio holdings and characteristics may be disclosed as soon as practicable to institutional shareholders and prospective institutional shareholders of the Fund that are regulated entities and by law or business practices are required to receive such information.

A Fund’s portfolio holdings may be disclosed to third parties prior to their public dissemination for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of Fund assets and to minimize impact on remaining Fund shareholders.

Portfolio holdings and characteristics may also be disclosed in other circumstances if reviewed and approved by the Chief Compliance Officer and the President of the Investment Adviser.

Each Fund also discloses information about its portfolio holdings to the extent required by law or regulation.

ORGANIZATION AND DESCRIPTION OF SHARES

The Trust currently offers an unlimited number of shares of beneficial interest divided into seven (7) Funds: the Money Market Fund, the Ultra Short Mortgage Fund, the Ultra Short Fund, the Short U.S. Government Fund, the Intermediate Mortgage Fund, the U.S. Government Mortgage Fund and the Large Cap Equity Fund. The shares of each Fund represent interests only in the corresponding Fund. Shares of the Large Cap Equity Fund are issued in two classes: AMF shares and H shares. When issued and paid for in accordance with the terms of offering, each share is legally issued, fully paid and non-assessable. All shares of beneficial interest of the same class have equal dividend, distribution, liquidation and voting rights and are redeemable at net asset value, at the option of the shareholder. In addition, the shares have no preemptive, subscription or conversion rights and are freely transferable.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted, by the provisions of such Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares (as defined under “General Information” below) of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants and the election of trustees from the separate voting requirements of the Rule.

The Trust is responsible for the payment of its expenses. Such expenses include, without limitation, the fees payable to the Investment Adviser, the Distributor, Northern Trust Company and Beacon Hill Fund Services, Inc. with respect to each Fund, the fees and expenses of the Trust’s custodian with respect to each Fund, any brokerage fees and commissions of each Fund, any portfolio losses of each Fund, filing fees for the registration or qualification of each Fund’s shares under federal or state securities laws, the Fund’s pro rata share of taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust with respect to the Fund for violation of any law, each Fund’s pro rata share of legal and auditing fees and expenses, expenses of preparing and setting in type prospectuses, proxy material, reports and notices and the printing and distributing of the same to the shareholders of each Fund and regulatory authorities, the Fund’s pro rata share of compensation and expenses of the Trust’s Trustees and officers who are not affiliated with the Investment Adviser, the Distributor, Northern Trust Company or Beacon Hill Fund Services Inc., and extraordinary expenses incurred by the Trust with respect to each Fund.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Vedder Price P.C., 222 North LaSalle Street, Suite 2600, Chicago, Illinois 60601, is legal counsel to the Trust and passes upon the validity of the shares offered by the Prospectuses.

PricewaterhouseCoopers LLP, an independent registered public accounting firm with offices at One North Wacker Drive, Chicago, Illinois 60606, serves as the Trust’s independent registered public accounting firm. The financial statements of each Fund, incorporated into this Statement of Additional Information by reference to the Trust’s Annual Report to Shareholders for the year ended October 31, 2011 (see “Financial Statements” below) have been so incorporated in reliance on the report of PricewaterhouseCooprs LLP given on the authority of such firm as experts in accounting and auditing.

GENERAL INFORMATION

The Trust sends to all of the shareholders of each Fund semi-annual reports and annual reports, including a list of investment securities held by each Fund, and, for annual reports, audited financial statements of each Fund.

As used in each Prospectus and this Statement of Additional Information, the term “majority,” when referring to the approvals to be obtained from shareholders, means the vote of the lesser of (1) 67% of the Fund’s shares of each class or of the class entitled to a separate vote present at a meeting if the holders of more than 50% of the outstanding shares of all classes or of the class entitled to a separate vote are present in person or by proxy, or (2) more than 50% of the Fund’s outstanding shares of all classes or of the class entitled to a separate vote. The Bylaws of the Trust provide that an annual meeting of shareholders is not required to be held in any year in which none of the following is required to be acted on by shareholders pursuant to the 1940 Act: election of trustees; approval of the investment advisory agreement; ratification of the selection of independent public accountants; and approval of a distribution agreement.

The Prospectuses and this Statement of Additional Information do not contain all the information included in the registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

Statements contained in each Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectuses and Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The financial statements, notes and report of the Trust’s independent registered public accounting firm required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust’s Annual Report to Shareholders for the year ended October 31, 2011. The Trust will provide the Annual Report without charge to each person who requests this Statement of Additional Information.

APPENDIX A

Explanation of Rating Categories

The following is a description of credit ratings issued by two of the major credit ratings agencies. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. Although the Investment Adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase.

Bonds rated Aa by Moody’s are judged to be of high quality by all standards. Together with the Aaa Group they comprise what are known as high grade bonds. Moody’s applies the numerical modifiers 1, 2 and 3 to certain general rating classifications, including Aa. The modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Debt rated AA by Standard & Poor’s has a very strong capacity to meet its financial commitments and differs from the highest rated issues, which are rated AAA, only in small degree. Ratings in certain categories, including AA, may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations. Duff and Phelps, Inc. and Fitch Investors Service, Inc. have comparable rating systems.

Standard & Poor’s Rating Services

Bond Rating	Explanation
Investment Grade

AAA	Highest rating; extremely strong capacity to meet its financial commitments.

AA	High quality; very strong capacity to meet its financial commitments.

A	Strong capacity to meet its financial commitments; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

BBB	Adequate capacity to meet its financial commitments; adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to meet its financial commitments.

A-1

Standard & Poor’s Rating Services (continued)

Bond Rating	Explanation
Non-Investment Grade

BB, B, CCC, CC, C	Regarded as having significant speculative characteristics; “BB” indicates the least degree of speculation and “C” the highest; quality and protective characteristics may be outweighed by large uncertainties or major exposures to adverse conditions.

D	In default.

Moody’s Investors Service, Inc.

Bond Rating	Explanation
Investment Grade

Aaa	Highest quality; minimal credit risk.

Aa	High quality; subject to very low credit risk.

A	Upper-medium grade obligations; subject to low credit risk.

Baa	Medium-grade obligations; subject to moderate credit risk; may possess certain speculative characteristics.

Non-Investment Grade

Ba	More uncertain with speculative elements; subject to substantial credit risk.

B	Considered speculative; subject to high credit risk.

Caa	Poor standing; subject to very high credit risk.

Ca	Highly speculative; likely in, or very near, default with some prospect of recovery of principal and interest.

C	Lowest-rated; typically in default with little prospect for recovery of principal or interest.

A-2

ASSET MANAGEMENT FUND

PART C

OTHER INFORMATION

Item 23.	Exhibits

(a)	(1)	First Amended and Restated Declaration of Trust dated September 22, 2006. (8)/

	(2)	Certificate of Trust filed July 23, 1999. (3)/

	(3)	Written Instrument Amending the First Amended and Restated Declaration of Trust dated January 27, 2007.(9)/

	(4)	Written Instrument Amending the First Amended and Restated Declaration of Trust dated July 18, 2009.(11)/

(b)	Amended and Restated By-Laws dated July 21, 2005.(6)/

(c)	Not applicable.

(d)	(1)	Investment Advisory Agreement dated December 8, 1997 between Registrant and Shay Assets Management, Inc. (2)/

	(2)	Form of Assignment of the Investment Advisory Contract dated September 30, 1999. (4)/

	(3)	Investment Advisory Agreement with respect to the Ultra Short Portfolio. (5)/

	(4)	Investment Advisory Agreement with respect to the Large Cap Equity Fund. (8)/

(e)	(1)	Distribution Agreement. (1)/

	(2)	Distribution Agreement dated December 8, 1997 between Registrant and Shay Financial Services, Inc. (2)/

	(3)	Form of Assignment of the Distribution Agreement dated September 30, 1999. (4)/

(f)	Not applicable.

(g)	(1)	Custody Agreement between Registrant and The Northern Trust Company dated November 1, 2009. (12)/

(h)	(1)	Transfer Agency and Service Agreement between the Registrant and The Northern Trust Company dated November 1, 2009. (12)/

	(2)	Fund Administration and Accounting Services between the Registrant and The Northern Trust Company dated November 1, 2009. (12)/

	(3)	Omnibus Fee Agreement between the Registrant and The Northern Trust Company dated November 1, 2009. (12)/

	(4)	Fund Compliance Services Agreement between the Registrant and Beacon Hill Fund Services, Inc. dated November 1, 2009. (12)/

	(5)	Financial Controls Services Agreement between the Registrant and Beacon Hill Fund Services, Inc. dated November 1, 2009. (12)/

	(6)	Governance and Regulatory Oversight Services Agreement between the Registrant and Beacon Hill Fund Services, Inc. dated November 1, 2009. (12)/

(i)	Opinion and Consent of Vedder Price P.C.*

(j)	Consent of PricewaterhouseCoopers, LLP.*

(k)	None.

(l)	None.

(m)	Amended and Restated 12b-1 Plan dated July 22, 1999, as amended October 15, 2006. (8)/

(n)	Multi-Class Plan, as amended, dated July 18, 2008. (11)/

(o)	(1)	None

	(2)	Power of Attorney for David F. Holland dated January 24, 2011.(13)/

	(3)	Power of Attorney for Gerald J. Levy dated January 24, 2011.(13)/

	(4)	Power of Attorney for William A. McKenna, Jr. dated January 24, 2011.(13)/

	(5)	Power of Attorney for Rodger D. Shay, Sr. dated January 24, 2011.(13)/

	(6)	Power of Attorney for Rodger D. Shay, Jr. dated January 24, 2011.(13)/

	(7)	Power of Attorney for Maria F. Ramirez dated January 24, 2011.(13)/

(p)	(1)	Code of Ethics of Asset Management Fund and Shay Financial Services, Inc.*

	(2)	Code of Ethics of Shay Assets Management, Inc. dated October 10, 2011.(14)/

(1)/	Previously filed with Post-Effective Amendment No. 27 on or about December 30, 1996 and incorporated herein by reference.
(2)/	Previously filed with Post-Effective Amendment No. 28 on or about December 29, 1997 and incorporated herein by reference.
(3)/	Previously filed with Post-Effective Amendment No. 34 on or about October 22, 1999 and incorporated herein by reference.
(4)/	Previously filed with Post-Effective Amendment No. 37 on or about December 28, 2000 and incorporated herein by reference.
(5)/	Previously filed with Post-Effective Amendment No. 42 on or about February 26, 2003 and incorporated herein by reference.
(6)/	Previously filed with Post-Effective Amendment No. 46 on or about February 28, 2006 and incorporated herein by reference.
(7)/	Previously filed with Post-Effective Amendment No. 48 on or about October 17, 2006 and incorporated herein by reference.
(8)/	Previously filed with Post-Effective Amendment No. 54 on or about January 8, 2007 and incorporated herein by reference.
(9)/	Previously filed with Post-Effective Amendment No. 55 on or about February 28, 2007 and incorporated herein by reference.
(10)/	Previously filed with Post-Effective Amendment No. 56 on or about February 28, 2008 and incorporated herein by reference.
(11)/	Previously filed with Post-Effective Amendment No. 57 on or about October 3, 2008 and incorporated by reference.
(12)/	Previously filed with Post-Effective Amendment No. 60 on or about December 29, 2009 and incorporated herein by reference.
(13)/	Previously filed with Post-Effective Amendment No. 62 on or about February 28, 2011.
(14)/	Previously filed with Post-Effective Amendment No. 63 on or about December 28, 2011.
*	Filed as an Exhibit herewith.

Item 24.	Persons Controlled By or Under Common Control with Registrant.

None.

Item 25.	Indemnification.

Section 5.2 of the Registrant’s First Amended and Restated Declaration of Trust provides that the Trust shall indemnify each of its Trustees, officers, employees, and agents against all liabilities and expenses reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he or she may be involved or with which he or she may be threatened, while in office or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

The foregoing indemnification arrangements are subject to the provisions of Sections 17(h) and (i) of the Investment Company Act of 1940.

Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant maintains an insurance policy which insures its directors and officers against certain liabilities.

Item 26.	Business and Other Connections of Investment Adviser.

Shay Assets Management, Inc. (“SAMI”), served as the investment adviser to AMF Large Cap Equity Institutional Fund, Inc. through January 2007. In addition, SAMI served as the sub-adviser to the John Hancock Large Cap Select Fund through February 2009 and serves as the investment adviser to several savings banks located in New York on a non-discretionary basis.

SAMI’s principal office is located at 230 West Monroe Street, Suite 2810, Chicago, Illinois 60606 and it also has offices at 1000 Brickell Avenue, Miami, Florida 33131 and 655 Third Avenue, Suite 816, New York, New York 10017. Shay Investment Services, Inc. and Shay Financial Services, Inc. have the same addresses.

Directors and Officers of SAMI and principal occupations since October 31, 2006

Rodger D. Shay, Chairman and Director, Shay Investment Services, Inc. since 1997; Chairman and Director, Shay Financial Services, Inc. since 1997; Director, Shay Assets Management, Inc. since 1997 (Chairman from 1997 to 2005); Director, Horizon Bank, FSB since 1999 (Chairman from 1999 to 2002 and Vice President and Assistant Secretary, AMF Large Cap Equity Institutional Fund, Inc. from 1995 to 2007.

Rodger D. Shay, Jr., President and Chief Executive Officer, Shay Financial Services, Inc. since 1997; Vice Chairman, Shay Assets Management, Inc. since 2008 (Senior Vice President from 1997 to 2005, President from 2005-2008); Director, Family Financial Holdings, LLC since 2000; Director, First Financial Bank and Trust since 2003.

Robert C. Schweitzer, President, Shay Asset Management, Inc. and President, Shay Investment Services, Inc. and Chairman of its subsidiary First Financial Bank and Trust since 2007; Florida Regional President for Northwest Savings Bank from 2005 to 2007; President and Chief Executive Officer of Equinox Bank from 2005 to 2007; Consultant to Equinox Bank from 2004 to 2005; Regional President of Union Planters Bank for Broward and Palm Beach County Florida from 1999 to 2002; Executive Vice President and Head of Commercial Banking for Barnett Bank/NationsBank from 1993 to 1999.

Robert T. Podraza, Vice President, Shay Investment Services, Inc. since 1990; Vice President since 1990 and Chief Compliance Officer since 1997, Shay Financial Services, Inc.; Chief Financial Officer, Shay Assets Management, Inc. since 1990 (Chief Compliance Officer from 1997 to 2004 and since 2009).

S. Sean Kelleher, Chief Investment Officer, joined Shay Assets Management, Inc. in 2009. Prior to joining the fixed-income management team, Mr. Kelleher was a Senior Vice President at AllianceBernstein responsible for managing the investment services focused on securitized products (MBS, ABS, CMBS). He began his career in fixed income research and was a dealer in mortgage-backed securities at various broker-dealers. He holds a B.S. in Finance from the University of Virginia and is a CFA charterholder.

Item 27.	Principal Underwriter.

(a) Shay Financial Services, Inc. serves as the principal distributor for Asset Management Fund.

(b)

Name And Principal Business Address	Positions And Offices With Underwriter	Positions And Offices With Fund
Rodger D. Shay 1000 Brickell Avenue Miami, Florida 33131	Chairman and Director	Chairman of the Board of Trustees and Trustee

Rodger D. Shay, Jr. 1000 Brickell Avenue Miami, Florida 33131	President and Chief Executive Officer	Trustee and President

Robert T. Podraza 1000 Brickell Avenue Miami, Florida 33131	Vice President and Chief Compliance Officer	Vice President, Secretary and Assistant Treasurer

(c) Not applicable.

Item 28.	Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, are located at the following locations:

Shay Assets Management, Inc.

230 West Monroe Street

Suite 2810

Chicago, Illinois 60606

Shay Assets Management, Inc.

1000 Brickell Avenue Miami, Florida 33131

Shay Assets Management, Inc.

655 Third Avenue, Suite 816

New York, New York 10017

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

Beacon Hill Fund Services, Inc.

4041 N. High Street

Suite 402

Columbus, Ohio 43214

Item 29.	Management Services.

Not Applicable.

Item 30.	Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant, Asset Management Fund, certifies that it meets all the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 29th day of February 2012.

Asset Management Fund

By:	/s/ Rodger D. Shay, Jr.
Rodger D. Shay, Jr., President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below on February 29, 2012 by the following persons in the capacities indicated.

SIGNATURE	TITLE	DATE

/s/ Rodger D. Shay* Rodger D. Shay	Trustee and Chairman of the Board	February 29, 2012

Rodger D. Shay, Jr. Rodger D. Shay, Jr.	Trustee and President (principal executive officer)

David F. Holland* David F. Holland	Trustee

Gerald J. Levy* Gerald J. Levy	Trustee and Vice Chairman of the Board

William A. McKenna, Jr.* William A. McKenna, Jr.	Trustee

Maria F. Ramirez* Maria F. Ramirez	Trustee

/s/ Trent M. Statczar Trent M. Statczar	Treasurer (principal financial and accounting officer)	February 29, 2012

/s/ Robert T. Podraza *Robert T. Podraza Attorney-In-Fact February 29, 2012

*	Original powers of attorney authorizing Rodger D. Shay, Jr. and Robert T. Podraza, to execute this Registration Statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and filed with Post-Effective Amendment No. 62.

EXHIBIT INDEX

Exhibit Number	Description

(i)	Opinion and Consent of Vedder Price P.C.

(j)	Consent of PricewaterhouseCoopers, LLP.

(p) (1)	Code of Ethics of Asset Management Fund and Shay Financial Services, Inc..